UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08037

                                ADVISORONE FUNDS
               (Exact name of registrant as specified in charter)

         4020 SOUTH 147TH STREET, OMAHA, NE                     68137
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

       GEMINI FUND SERVICES, LLC., 450 WIRELESS BLVD., HAUPPAUGE, NY 11788
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 402-493-3313

Date of fiscal year end:  10/31

Date of reporting period: 10/31/06

ITEM 1. REPORTS TO STOCKHOLDERS.


DUNHAM
 FUNDS

October 31, 2006                                        Where Performance Counts

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial adviser or call Client Services at 800-442-4358.


                  ANNUAL REPORT

                  DUNHAM SHORT-TERM BOND FUND
                  DUNHAM CORPORATE/GOVERNMENT BOND FUND
                  DUNHAM HIGH-YIELD BOND FUND
                  DUNHAM APPRECIATION & INCOME FUND
                  DUNHAM LARGE CAP VALUE FUND
                  DUNHAM REAL ESTATE STOCK FUND
                  DUNHAM INTERNATIONAL STOCK FUND
                  DUNHAM SMALL CAP VALUE FUND
                  DUNHAM LARGE CAP GROWTH FUND
                  DUNHAM SMALL CAP GROWTH FUND
                  DUNHAM EMERGING MARKETS STOCK FUND

                  Investment Adviser:
                  Dunham & Associates Investment Counsel, Inc.
                  P.O. Box 910309
                  San Diego, California 92191

THIS ANNUAL REPORT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS "BELIEVES", "EXPECTS", "ANTICIPATES" OR SIMILAR EXPRESSIONS. SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION. ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY. EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS. IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN. OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

                            MESSAGE FROM THE ADVISER


Dear Fellow Shareholders,

It's been an exciting and groundbreaking year for The Dunham Funds. July marked conversion of all of our sub-adviser contracts to performance-based fulcrum fees, which we believe better aligns their interests with yours. Further, the SEC granted an exemptive order allowing us to amend sub-advisory agreements without obtaining shareholder approval.

These developments foster our mission of tying the compensation of our sub-advisers to the performance of your portfolios. Today, we're among only a handful of firms offering a family of asset class-based mutual funds distributed through financial advisors in which EVERY sub-adviser's compensation, for EVERY single fund, is based on their performance for you.

We're also pleased to announce that we have filed with the SEC a request to offer "A" shares to our existing line of The Dunham Funds, and should begin to distribute them during the first quarter of 2007.

We believe the future for continued growth is bright and that The Dunham Funds will continue to perform well through our alignment of interests. Thank you for your trust and confidence and we look forward to continuing our work with you in the coming year.

Sincerely,


/s/ Jeffrey A. Dunham

Jeffrey A. Dunham
President
Dunham & Associates Investment Counsel, Inc.
October 31, 2006

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                           DUNHAM SHORT-TERM BOND FUND
                          MESSAGE FROM THE SUB-ADVISER

MERGANSER CAPITAL MANAGEMENT LP
BOSTON, MASSACHUSETTS

This is the annual report for the Dunham Short-Term Bond Fund.

The Fed raised rates by another 50 basis points (bps) or 0.5% since our semi-annual report dated April 30, 2006, bringing the Fed Funds Rate to 5.25%. As outlined in a recent Federal Open Market Committee (FOMC) statement, the moderation in economic growth appears to be cooling from its strong pace earlier in the year due to a cooling in the housing market and the lagged effects of increases in interest rates among other factors. However, some inflation risks remain and the FOMC might have to further increase rates to address these risks depending on the evolution of the economic outlook. Merganser feels that rates could be raised again before the end of the year as commodity prices continue to have a major impact on inflation, despite their recent setbacks.

The short end of the curve continued to increase in the last six months, albeit at a slower pace than the previous six months. The increase on the short end was approximately 30 bps. compared to a 90 bps. increase in the six months ended April 30, 2006.

After spreads of asset-backed securities (ABS) tightened in the second quarter, ABS relatively underperformed corporates, governments and mortgages. Nevertheless, superior issue selection in ABS contributed positively to portfolio performance. Merganser will continue to focus on seasoned ABS deals with credit enhancements as the prepayment risk is more predictable and prepayments are more stable in such deals compared to other potential deals. Automobile ABS remain attractive despite recent negative news. Auto ABS deals have not deteriorated as these instruments are structured in bankruptcy remote trusts and therefore, the exposure to default risk of the original issuer is minimal.

The manager's exposure to commercial mortgage-backed securities (CMBS) combined with issue selection continues to add value. As the outlook for CMBS remains strong, the manager will increase its allocation to approximately 15% of the portfolio.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

SHORT TERM BOND                 ML 1-3 YEAR GOVT/CORP
CLASS N                Fund
                       Value            Value
12/13/2004            10,000           10,000
 1/31/2005             9,982            9,998
 4/30/2005             9,985           10,030
 7/31/2005             9,997           10,069
10/31/2005            10,005           10,107
 1/31/2006            10,073           10,198
 4/30/2006            10,106           10,258
 7/31/2006            10,193           10,371
10/31/2006            10,358           10,548

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 3.53%
Since Inception (December 13, 2004) ..... 1.88%

The Merrill Lynch 1-3 Year Corporate/Government Bond Index is based upon publicly issued short-term corporate and government debt securities with maturities ranging between 1 and 3 years. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Discover  Card Master Trust  2002-2A, 5.15%, 10/15/09 ..................   2.15%
Residential Asset Mortgage Products, 3.981%, 4/25/29 ...................   1.97%
Morgan Stanley Dean Witter, 10.00%, 6/15/08 ............................   1.78%
Citibank Credit Card Issuance Trust 2006-A4, 5.45%,
   5/10/13 .............................................................   1.68%
Household Private Label Credit Master Note Series 2002-1 A,
   5.50%, 1/18/11 ......................................................   1.66%
MBNA Credit Card Master Note Trust  2002-A1, 4.95%,
   6/15/09 .............................................................   1.66%
FHLMC Series 2866 TG, 4.50% 7/15/27 ....................................   1.65%
USAA Auto Owner Trust 2005-1 A4, 4.13%, 11/15/11 .......................   1.63%
Onyx Acceptance Owner Trust 2005-A A4, 3.91%, 9/15/11 ..................   1.63%
Banc of America Commercial Mortgage, Inc., Series 2004-2 A2,
   3.52%, 11/10/38 .....................................................   1.63%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

 [The following table was represented as a pie chart in the printed material.]

          Cash Equivalents                                       1.91%
          U.S. Govt & Agencies                                   1.23%
          Asset Backed Securities                               33.82%
          Corporate Bonds                                       32.29%
          Collateralized Mortgage Obligations                   30.75%

SCHEDULE OF INVESTMENTS
DUNHAM SHORT-TERM BOND FUND
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
ASSET BACKED SECURITIES - 33.72%
AGRICULTURAL MACHINERY - 0.76%
Caterpillar Financial Asset Trust Series 2004-A A3                            $    233,151      3.130%      1/26/09   $    230,835
                                                                                                                      ------------
AUTOMOBILES - 17.11%
AmeriCredit Automobile Receivables Trust Series 2005-AX A3                         425,739      3.630%       1/6/10        422,902
Bay View Auto Trust Series 2005-LJ1 A3                                             401,684      3.860%      3/25/10        397,700
Carmax Auto Owner Trust 2005-3 A3                                                  250,000      4.810%      3/15/10        248,856
Fifth Third Auto Trust Series 2004-A A3                                             67,508      3.190%      2/20/08         67,338
Ford Credit Auto Owner Trust 2005-A B                                              300,000      3.880%      1/15/10        293,777
GS Auto Loan Trust Series 2006-1 A3                                                300,000      5.370%     12/15/10        301,256
Honda Auto Receivables Owner Trust 2005-2 A3                                       374,388      3.930%      1/15/09        371,508
Honda Auto Receivables Owner Trust 2005-2 A4                                       300,000      4.860%      3/18/11        299,421
Long Beach Auto Receivables Trust 2005-B A3                                        350,000      4.406%      5/15/10        346,966
Nissan Auto Receivables Owner Trust 2006-B A3                                      300,000      5.160%      2/15/10        299,929
Onyx Acceptance Owner Trust 2005-A A4                                              500,000      3.910%      9/15/11        490,889
Susquehanna Auto Lease Trust 2005-1 A3 - 144A                                      300,000      4.430%      6/16/08        297,659
Triad Auto Receivables Owner Trust 2006-A A3                                       400,000      4.770%      1/12/11        397,875
USAA Auto Owner Trust 2005-1 A4                                                    500,000      4.130%     11/15/11        492,217
Wachovia Auto Owner Trust 2004-A A3                                                150,836      3.190%      6/20/08        150,014
World Omni Auto Receivables Trust 2006-B A4                                        300,000      5.120%      6/15/12        301,176
                                                                                                                      ------------
                                                                                                                         5,179,483
                                                                                                                      ------------
BANKS - 4.14%
Bank One Issuance Trust Series 2004-B2                                             250,000      4.370%      4/15/12        245,422
Citibank Credit Card Issuance Trust 2006-A4                                        500,000      5.450%      5/10/13        508,310
MBNA Credit Card Master Note Trust 2002-A1                                         500,000      4.950%      6/15/09        499,739
                                                                                                                      ------------
                                                                                                                         1,253,471
                                                                                                                      ------------
BUSINESS EQUIPMENT - 1.09%
Ikon Receivables LLC 2003-1 A4                                                     332,468      3.270%      7/15/11        330,276
                                                                                                                      ------------
FINANCIAL SERVICES - 1.13%
CIT Equipment Collateral Series 2004-VT1 A3                                         95,807      2.200%      3/20/08         95,086
Marlin Leasing Receivables LLC 2005-1A A3 - 144A                                   250,000      4.630%     11/17/08        248,079
                                                                                                                      ------------
                                                                                                                           343,165
                                                                                                                      ------------
HEAVY EQUIPMENT - 1.47%
CNH Equipment Trust 2005-A A4B                                                     450,000      4.290%      6/15/12        443,792
                                                                                                                      ------------
HOME EQUITY LOANS - 3.18%
Countrywide Asset-Backed Certificates Series 2004-7 AF3                             96,296      3.903%      1/25/31         95,689
Residential Asset Mortgage Products 2004-RS12 AI3                                  600,000      3.981%      4/25/29        594,994
SuperAnnuation Members Home Loans Global Fund Series 6A                            271,807      5.540%+     11/9/35        272,007
                                                                                                                      ------------
                                                                                                                           962,690
                                                                                                                      ------------
MISCELLANEOUS - 0.62%
Education Loans Inc.                                                               187,655      5.449%+    12/26/16        187,651
                                                                                                                      ------------
RETAIL - CREDIT CARD - 3.80%
Discover Card Master Trust 2002-2 A                                                650,000      5.150%     10/15/09        649,656
Household Private Label Credit Master Note Series 2002-1A                          500,000      5.500%      1/18/11        500,542
                                                                                                                      ------------
                                                                                                                         1,150,198
                                                                                                                      ------------
UTILITIES - 0.42%
Peco Energy Transition Trust 1999-A A6                                             128,136      6.050%       3/1/09        128,387
                                                                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost - $10,280,863)                                                                                                  10,209,948
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM SHORT-TERM BOND FUND (CONTINUED)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
COLLATERALIZED MORTGAGE BACKED SECURITIES - 30.63%
COMMERCIAL - 12.57%
Banc of America Commercial Mortgage, Inc. Series 2004-2 A2                    $    500,000      3.520%     11/10/38   $    483,061
Bear Stearns Commercial Mortgage
Securities Series 2003-PWR2 A1                                                     376,062      4.361%      6/11/41        370,299
Bear Stearns Commercial Mortgage
Securities Series 2004-PWR4 A1                                                     377,518      3.432%      5/11/39        365,453
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3 A1               300,000      5.454%     10/15/48        300,744
CS First Boston Mortgage Securities Corp. Series 2001-CP4 A2                       316,310      5.870%     12/15/35        317,243
CS First Boston Mortgage Securities Corp. Series 2003-CK2 A1                       196,602      3.006%      3/15/36        192,018
GE Capital Commercial Mortgage Corp. Series 2002-3A A1                             214,042      4.229%     12/10/37        209,975
GE Capital Commercial Mortgage Corp. Series 2005-C1 A1                             339,188      4.012%      6/10/48        332,577
JP Morgan Chase Commercial Mortgage Series 2005-LDP1 A1                            315,787      4.116%      3/15/46        310,765
LB-UBS Commercial Mortgage Trust Series 2003-C1 A1                                 311,405      2.720%      3/15/27        303,838
Merrill Lynch/Countrywide Commercial Mortgage Series 2006-2 A1                     287,747      5.773%      6/12/46        291,601
Morgan Stanley Mortgage Loan Trust Series 2004-T13 A1                              338,335      2.850%      9/13/45        328,169
                                                                                                                      ------------
                                                                                                                         3,805,743
                                                                                                                      ------------
WHOLE LOAN CMO - 5.23%
Countrywide Home Loans 2002-35 3A1                                                 239,507      5.000%      2/25/18        236,065
Countrywide Home Loans 2006-10 1A10                                                336,230      5.850%      5/25/36        337,249
Countrywide Alternative Loan Trust 2005-73CB 1AB                                   278,593      5.500%      1/25/36        277,873
Residential Accredit Home Loans, Inc. 2003-QS18 A1                                 274,872      5.000%      9/25/18        269,375
Structured Adjustable Rate Mortgage Loan 2006-1 5A1                                257,709      5.250%+     2/25/36        256,141
Wells Fargo Mortgage Backed Securities 2005-9 1A1                                  210,453      4.750%     10/25/35        206,978
                                                                                                                      ------------
                                                                                                                         1,583,681
                                                                                                                      ------------
U.S. GOVERNMENT AGENCY - 12.83%
AGENCY CMO - 11.82%
FNMA Series 2003-52 KR                                                             266,729      3.500%      7/25/17        253,282
FNMA Series 2004-17 HA                                                             239,653      3.000%      1/25/19        221,270
FNMA Series 2003-73 GA                                                             391,152      3.500%      5/25/31        366,217
FNMA Series 2003-69 GJ                                                             381,873      3.500%     12/25/31        362,212
FHLMC Series 2672 HA                                                               392,710      4.000%      9/15/16        380,018
FHLMC Series 2627 BG                                                               372,827      3.250%      6/15/17        351,493
FHLMC Series 2643 ME                                                               402,185      3.500%      3/15/18        379,641
FHLMC Series 2866 TG                                                               501,665      4.500%      7/15/27        496,960
FHLMC Series 2764 NL                                                               269,290      3.250%      3/15/14        258,744
FHLMC Series 3056 AP                                                               205,133      5.500%      1/15/27        205,762
FHLMC Series 3074 BC                                                               300,000      5.500%     10/15/35        303,145
                                                                                                                      ------------
                                                                                                                         3,578,744
                                                                                                                      ------------
PASS THROUGH - 1.01%
FNCN 254863                                                                        315,879      4.000%       8/1/13        306,818
                                                                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE BACKED SECURITIES
  (Cost - $9,398,278)                                                                                                    9,274,986
                                                                                                                      ------------
CORPORATE BONDS - 32.19%
AEROSPACE - 0.83%
Boeing Co.                                                                         250,000      8.100%     11/15/06        250,203
                                                                                                                      ------------
BANKS - 8.75%
American Express Centurion                                                         430,000      4.375%      7/30/09        422,866
Bank of America Corp.                                                              100,000      7.800%      2/15/10        107,847
Bank One Corp.                                                                     450,000      2.625%      6/30/08        431,636
Citigroup, Inc.                                                                    300,000      4.625%       8/3/10        295,224
First Union National Bank                                                          250,000      5.800%      12/1/08        253,431

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM SHORT-TERM BOND FUND  (CONTINUED)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
BANKS - 8.75%, CONTINUED
National City Bank                                                            $    300,000      4.250%      1/29/10   $    291,275
Nationsbank Corp.                                                                  250,000      6.375%      2/15/08        253,064
Wachovia Corp.                                                                     250,000      4.375%       6/1/10        244,371
Wells Fargo & Co.                                                                  360,000      4.200%      1/15/10        350,126
                                                                                                                      ------------
                                                                                                                         2,649,840
                                                                                                                      ------------
ELECTRIC - 5.27%
Con Edison Co. of New York                                                         425,000      4.700%      6/15/09        420,228
FirstEnergy Corp.                                                                  175,000      6.450%     11/15/11        183,094
Georgia Power Co.                                                                  450,000      5.550%+     2/17/09        451,445
Northern States Power Co. (Wisconsin)                                              450,000      7.640%      10/1/08        468,479
Ohio Edison                                                                         75,000      4.000%       5/1/08         73,567
                                                                                                                      ------------
                                                                                                                         1,596,813
                                                                                                                      ------------
FINANCE - 3.09%
Capital One Financial Corp.                                                        400,000      5.700%      9/15/11        405,538
Caterpillar Financial Services Corp.                                               250,000      5.423%+     3/10/09        250,297
Caterpillar Financial Services Corp.                                                80,000      7.250%      9/15/09         84,559
General Electric Cap Corp.                                                         200,000      4.000%      6/15/09        195,001
                                                                                                                      ------------
                                                                                                                           935,395
                                                                                                                      ------------
INSURANCE - 0.31%
Prudential Financial, Inc.                                                          95,000      3.750%       5/1/08         92,950
                                                                                                                      ------------
INVESTMENT SERVICES - 7.21%
Bear Stearns Company, Inc.                                                         425,000      2.875%       7/2/08        409,619
Goldman Sachs Group, Inc.                                                          350,000      7.350%      10/1/09        370,640
Goldman Sachs Group, Inc.                                                           75,000      4.500%      6/15/10         73,394
Lehman Brothers Holdings, Inc.                                                     300,000      8.250%      6/15/07        305,317
Lehman Brothers Holdings, Inc.                                                     150,000      7.875%      8/15/10        163,114
Merrill Lynch & Co., Inc.                                                          325,000      4.831%     10/27/08        322,875
Morgan Stanley Dean Witter                                                         500,000     10.000%      6/15/08        536,960
                                                                                                                      ------------
                                                                                                                         2,181,919
                                                                                                                      ------------
LEASING - 1.22%
International Lease Finance Corp.                                                  120,000      6.375%      3/15/09        123,015
International Lease Finance Corp.                                                  250,000      4.750%       7/1/09        247,628
                                                                                                                      ------------
                                                                                                                           370,643
                                                                                                                      ------------
PHARMACEUTICALS - 1.00%
Abbott Laboratories                                                                300,000      5.375%      5/15/09        302,530
                                                                                                                      ------------
TELEPHONE - 1.07%
Sprint Capital Corp.                                                               300,000      7.625%      1/31/11        323,344
                                                                                                                      ------------
TRANSPORTATION - 0.94%
Union Pacific Corp.                                                                300,000      3.625%       6/1/10        284,058
                                                                                                                      ------------
YANKEE BANKS - 2.50%
Credit Suisse FB USA, Inc.                                                         310,000      4.700%       6/1/09        307,336
Deutsche Bank Financial Yankee Bond                                                450,000      6.700%     12/13/06        450,584
                                                                                                                      ------------
                                                                                                                           757,920
                                                                                                                      ------------
TOTAL CORPORATE BONDS
  (Cost - $9,772,846)                                                                                                    9,745,615
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM SHORT-TERM BOND FUND  (CONTINUED)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
U.S. GOVERNMENT & AGENCIES - 1.22%
U.S. GOVERNMENT AGENCY - 0.94%
FHLB                                                                          $    290,716      4.750%     10/25/10   $    285,730
                                                                                                                      ------------
U.S. TREASURY OBLIGATIONS - 0.28%
U.S. Treasury Notes                                                                 85,000      4.625%      3/31/08         84,784
                                                                                                                      ------------
TOTAL U.S. GOVERNMENT & AGENCIES
  (Cost - $374,638)                                                                                                        370,514
                                                                                                                      ------------

                                                                                              INTEREST
                                                                                 SHARES         RATE
                                                                              ------------    --------
SHORT TERM INVESTMENT - 1.91%
Milestone Treasury Obligation Portfolio - Institutional Class
  (Cost - $577,351)                                                                577,351      5.150%+                    577,351
                                                                                                                      ------------
TOTAL INVESTMENTS - 99.67%
  (Cost - $30,403,976)                                                                                                  30,178,414
OTHER ASSETS LESS LIABILITIES - 0.33%                                                                                       99,531
                                                                                                                      ------------
NET ASSETS - 100.00%                                                                                                  $ 30,277,945
                                                                                                                      ============

----------
+ Variable rate security.  Interest rate is as of October 31, 2006
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.


                See accompanying notes to financial statements.

                      DUNHAM CORPORATE/GOVERNMENT BOND FUND
                          MESSAGE FROM THE SUB-ADVISER

SENECA CAPITAL MANAGEMENT LLC
SAN FRANCISCO, CALIFORNIA

This is the annual report for the Dunham Corporate/Government Bond Fund.

After raising rates in 17 consecutive meetings, the Federal Open Market Committee (FOMC) opted to pause in three meetings since its last rate increase in June 2006. The Federal Fed Funds rate stood at 5.25% as of October 31, 2006. Yields continued to decrease, creating a more favorable environment for fixed income securities. The manager expects the Fed to leave rates at the current level for the time being, absent news urging the Fed to ease.

The manager's allocation to high-yield bonds contributed positively as high-yields continued to perform well relative to governments/agencies, corporates and structured products. However, contrary to previous quarters, the relatively more interest rate sensitive double-Bs outperformed lower quality single-Bs due to declining yields in the third quarter.

Seneca's issue selection in high-yield bonds added additional value to portfolio performance. The manager has reduced its allocation to high-yields from the higher teens at the beginning of the year to the lower teens at the end of the third quarter after realizing some gains.

High quality corporates continue to perform well, with Seneca focusing on credit specific events such as Mergers & Acquisitions and shareholder friendly activities. Seneca finds attractive opportunities after such events as the markets often overcorrect and the spread of the credits widen too far with a potential to tighten in the future.

The manager continues to make heavy use of Federal Home Loan Bank TBA (to-be-announced) trades to pick up a few basis points before the pool of mortgage backed securities is defined. Seneca uses TBA trades to manage liquidity and the lack of other appealing opportunities in that sector. Even after interest rates have risen, these trades still net 20 bps net of the carry cost necessary to finance them.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

CORPORATE/GOVERNMENT BOND
CLASS N                             LB AGGREGATE
                                     BOND INDEX
                       Fund
                       Value            Value
12/10/2004            10,000           10,000
 1/31/2005            10,055           10,061
 4/30/2005            10,041           10,085
 7/31/2005            10,129           10,156
10/31/2005            10,016           10,100
 1/31/2006            10,175           10,241
 4/30/2006            10,094           10,156
 7/31/2006            10,175           10,305
10/31/2006            10,483           10,624

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 4.67%
Since Inception (December 10, 2004) ..... 2.53%

The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
FNCL- TBA, 6.00%, 12/01/32 ............................................   10.58%
US Treasury Notes, 4.375%, 1/31/08 ....................................    7.45%
FNMA -TBA, 5.50%, 11/02/20 ............................................    6.54%
US Treasury Notes, 4.75%, 5/15/14 .....................................    5.65%
US Treasury Notes, 4.00%,  11/15/12 ...................................    4.76%
FNMA - TBA, 5.50%, 9/30/35 ............................................    4.66%
US Treasury Notes, 4.50%, 2/15/36 .....................................    2.83%
US Treasury Notes, 5.125%, 5/15/16 ....................................    2.51%
Merrill Lynch Mortgage Trust, 4.556%, 5/12/43 .........................    0.74%
Morgan Stanley Mortgage Loan Trust Series 2004-3 3A,
   6.00%, 4/25/34 .....................................................    0.65%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

 [The following table was represented as a pie chart in the printed material.]

          Cash Equivalents                                      24.79%
          Mortgage Backed Securities                             3.70%
          Preferred Stock                                        0.22%
          Corporate Bonds & Notes                               25.10%
          U.S. Govt & Agencies                                  46.19%

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
CORPORATE NOTES & BONDS - 31.90%
AEROSPACE / DEFENSE - 0.57%
Armor Holdings, Inc.                                                          $     60,000      8.250%      8/15/13   $     62,100
DRS Technologies, Inc.                                                              75,000      6.625%       2/1/16         74,250
Esterline Technologies Corp.                                                        15,000      7.750%      6/15/13         15,263
United Technologies Corp.                                                          120,000      4.875%       5/1/15        116,747
                                                                                                                      ------------
                                                                                                                           268,360
                                                                                                                      ------------
AUTOMOBILES - 0.38%
DaimlerChrysler NA Holding                                                         110,000      5.750%       9/8/11        110,082
General Motors Acceptance Corp.                                                     70,000      6.750%      12/1/14         69,400
                                                                                                                      ------------
                                                                                                                           179,482
                                                                                                                      ------------
BANKS - 3.43%
Bank of America Corp.                                                              175,000      5.750%      8/15/16        178,349
Citigroup, Inc.                                                                    141,763      5.000%      9/15/14        138,468
Colonial Bank                                                                       16,226      9.375%       6/1/11         18,381
Colonial Capital II                                                                 52,542      8.920%      1/15/27         55,153
First Republic Bank                                                                 84,764      7.750%      9/15/12         91,757
HBOS PLC - 144A                                                                    100,000      6.413%+   Perpetual         97,973
HSBC Bank USA                                                                      185,000      5.875%      11/1/34        186,397
Resona Bank, Limited - 144A                                                        165,000      5.850%+   Perpetual        161,625
Santander Issuances - 144A                                                         165,000      5.911%      6/20/16        170,155
Shinsei Finance Cayman Ltd - 144A                                                  100,000      6.418%+   Perpetual        100,568
Sovereign Capital Trust                                                             70,000      7.908%      6/13/36         78,661
USB Capital IX                                                                     200,000      6.189%+   Perpetual        204,203
Wells Fargo & Co.                                                                  140,000      5.125%      9/15/16        137,376
                                                                                                                      ------------
                                                                                                                         1,619,066
                                                                                                                      ------------
BROADCASTING / CABLE TV - 1.30%
British Sky Broadcast Group                                                        105,000      8.200%      7/15/09        112,385
Charter Comm OPT LLC/CAP - 144A                                                     90,000      8.375%      4/30/14         92,475
Comcast Corp.                                                                       75,000      5.850%     11/15/15         75,426
Comcast Corp.                                                                       65,000      6.500%     11/15/35         66,370
Echostar DBS Corp. - 144A                                                           95,000      7.125%       2/1/16         92,862
Mediacom Broadband LLC                                                              60,000      8.500%     10/15/15         59,925
Rogers Cable, Inc.                                                                  69,541      7.875%       5/1/12         74,235
Sinclair Broadcast Group                                                            40,000      8.000%      3/15/12         41,200
                                                                                                                      ------------
                                                                                                                           614,878
                                                                                                                      ------------
CASINO SERVICES - 0.23%
OED/Diamond Jo                                                                     110,000      8.750%      4/15/12        109,862
                                                                                                                      ------------
CHEMICALS - 0.14%
Tronox Worldwide Finance                                                            65,000      9.500%      12/1/12         67,112
                                                                                                                      ------------
COAL - 0.19%
Peabody Energy Corp.                                                                90,000      6.875%      3/15/13         91,350
                                                                                                                      ------------
COMPUTER SERVICES - 0.12%
Sungard Data Systems, Inc.                                                          55,000      9.125%      8/15/13         57,062
                                                                                                                      ------------
SCHEDULE OF INVESTMENTS

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund  (Continued)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
Construction Services - 1.20%
Building Materials Corp.                                                      $     20,000      7.750%       8/1/14   $     18,200
D. R. Horton, Inc.                                                                 128,264      7.500%      12/1/07        130,702
K Hovnanian Enterprises                                                            189,305      6.250%      1/15/15        174,161
Ply Gem Industries, Inc.                                                           100,000      9.000%      2/15/12         83,500
Tech Olympic USA, Inc.                                                              35,000      9.000%       7/1/10         34,037
Toll Corp.                                                                         123,628      8.250%      12/1/11        126,719
                                                                                                                      ------------
                                                                                                                           567,319
                                                                                                                      ------------
CONTAINERS - 0.68%
AEP Industries, Inc.                                                                65,000      7.875%      3/15/13         65,650
Crown America, Inc. - 144A                                                          35,000      7.750%     11/15/15         35,919
Owens-Brockway Glass Container, Inc.                                               215,763      8.875%      2/15/09        221,157
                                                                                                                      ------------
                                                                                                                           322,726
                                                                                                                      ------------
DIVERSIFIED MANUFACTURING - 0.11%
Trinity Industries, Inc.                                                            55,000      6.500%      3/15/14         53,969
                                                                                                                      ------------
ELECTRONICS - 0.31%
L-3 Communications Corp.                                                            85,000      5.875%      1/15/15         82,237
TXU Corp.                                                                           65,000      5.550%     11/15/14         61,930
                                                                                                                      ------------
                                                                                                                           144,167
                                                                                                                      ------------
ENERGY - 0.62%
Progress Energy, Inc.                                                              175,000      7.100%       3/1/11        187,385
Reliant Energy, Inc.                                                               100,000      9.500%      7/15/13        104,750
                                                                                                                      ------------
                                                                                                                           292,135
                                                                                                                      ------------
ENTERTAINMENT - 0.16%
WMG Holdings Corp.                                                                 100,000      0.000%^    12/15/14         76,500
                                                                                                                      ------------
FINANCE - 3.65%
American General Finance                                                           390,201      4.000%      3/15/11        369,911
AMR Real Estate Ptr/Fin                                                             75,000      7.125%      2/15/13         74,812
Arch Western Finance                                                                75,000      6.750%       7/1/13         72,375
Capital One Financial Corp.                                                        115,000      6.150%       9/1/16        118,346
Dow Jones CDX HY - 144A                                                            250,000      7.375%      6/29/11        254,525
E Trade Group, Inc.                                                                 70,000      7.375%      9/15/13         71,925
Ford Motor Credit Corp.                                                             80,000      8.625%      11/1/10         79,642
General Electric Capital Corp.                                                     185,000      4.875%     10/21/10        183,603
Goldman Sachs Group, Inc.                                                          106,814      5.250%     10/15/13        106,091
International Lease Finance Corp.                                                   60,000      5.625%      9/20/13         60,451
Lehman Brothers Holdings, Inc.                                                      85,000      5.500%       4/4/16         85,076
MUFG Capital Finance                                                               135,000      6.346%    Perpetual        136,335
SLM Corp.                                                                          110,000      5.400%     10/25/11        110,477
                                                                                                                      ------------
                                                                                                                         1,723,569
                                                                                                                      ------------
FINANCIAL - 0.69%
Genworth Global Funding                                                            105,000      5.125%      3/15/11        104,945
Swiss Re Capital I LP - 144A                                                       140,000      6.854%+   Perpetual        146,234
UBS Preferred Funding Trust                                                         70,000      6.243%    Perpetual         72,773
                                                                                                                      ------------
                                                                                                                           323,952
                                                                                                                      ------------
FOOD - 0.30%
Dean Foods Co.                                                                     140,627      8.150%       8/1/07        142,561
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
Hotels / Casinos - 0.53%
MGM Mirage                                                                    $     55,000      6.750%       9/1/12   $     53,350
MGM Mirage                                                                          40,000      6.625%      7/15/15         37,850
Station Casinos, Inc.                                                               95,000      7.750%      8/15/16         97,612
Wynn Las Vegas LLC                                                                  60,000      6.625%      12/1/14         58,800
                                                                                                                      ------------
                                                                                                                           247,612
                                                                                                                      ------------
HOUSEHOLD PRODUCTS - 0.24%
Fortune Brands, Inc.                                                               120,000      5.375%      1/15/16        113,689
                                                                                                                      ------------
INSURANCE - 2.21%
CNA Financial Corp.                                                                210,000      6.500%      8/15/16        219,628
Endurance Specialty Holding Ltd.                                                    95,000      6.150%     10/15/15         94,626
ING Groep NV                                                                       230,000      5.775%    Perpetual        228,974
Loews Corp.                                                                        120,000      5.250%      3/15/16        117,304
Protective Life Corp.                                                              130,000      5.454%+     1/14/08        130,223
Protective Life Corp.                                                              176,102      4.000%       4/1/11        167,972
UnumProvident Finance Co. - 144A                                                    80,000      6.850%     11/15/15         83,789
                                                                                                                      ------------
                                                                                                                         1,042,516
                                                                                                                      ------------
MEDICAL - 2.00%
Amgen, Inc.                                                                        164,082      4.850%     11/18/14        159,503
Coventry Health Care, Inc.                                                         130,000      5.875%      1/15/12        129,087
Coventry Health Care, Inc.                                                          90,000      6.125%      1/15/15         89,687
Fresenius Medical Cap Trust II                                                         171     78.750%       2/1/08        173,993
Omnicare, Inc.                                                                      40,000      6.875%     12/15/15         39,200
Teva Pharmaceutical Finance LLC                                                    120,000      6.150%       2/1/36        117,437
Wellpoint, Inc.                                                                    125,000      5.850%      1/15/36        122,925
Wyeth                                                                              112,038      5.500%      3/15/13        112,800
                                                                                                                      ------------
                                                                                                                           944,632
                                                                                                                      ------------
METALS - 0.19%
Gibraltar Industries, Inc. - 144A                                                   90,000      8.000%      12/1/15         89,100
                                                                                                                      ------------
OIL - 1.58%
Anadarko Petroleum Corp.                                                           110,000      6.450%      9/15/36        114,017
BP Capital Markets PLC                                                              27,721      2.625%      3/15/07         27,448
Burlington Resources*                                                                3,863      0.000%     12/31/40            116
Chesapeake Energy Corp.                                                            125,000      6.625%      1/15/16        122,344
ConocoPhillips Canada Funding Co.                                                  160,000      5.625%     10/15/16        162,245
Kinder Morgan Energy Partners, L.P.                                                106,131      7.300%      8/15/33        115,962
Shell International Finance                                                         90,000      5.625%      6/27/11         92,272
Trans-Canada Pipelines                                                             110,000      5.850%      3/15/36        109,685
                                                                                                                      ------------
                                                                                                                           744,089
                                                                                                                      ------------
PAPER / PAPER PRODUCTS - 1.30%
Bowater, Inc.                                                                      200,896      9.000%       8/1/09        208,932
Caraustar Industries, Inc.                                                          85,000      7.375%       6/1/09         81,387
Celulosa Arauco Y Constitucion                                                     135,000      5.625%      4/20/15        132,480
Exopac Holdings Corp. - 144A                                                        60,000     11.250%       2/1/14         62,850
International Paper Co.                                                            120,000      6.750%       9/1/11        127,735
                                                                                                                      ------------
                                                                                                                           613,384
                                                                                                                      ------------
PHYSICAL PRACTICE MANAGEMENT - 0.16%
US Oncology, Inc.                                                                   70,000     10.750%      8/15/14         77,000
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
Pipelines - 0.52%
Atlas Pipeline Partners - 144A                                                $     75,000      8.125%     12/15/15   $     76,500
Holly Energy Partners, L.P.                                                         60,000      6.250%       3/1/15         55,950
Pacific Energy Partners Financial                                                   55,000      6.250%      9/15/15         54,106
Semgroup LP - 144A                                                                  60,000      8.750%     11/15/15         60,450
                                                                                                                      ------------
                                                                                                                           247,006
                                                                                                                      ------------
PUBLISHING - 0.33%
Primedia, Inc.                                                                      20,000      8.875%      5/15/11         19,850
Primedia, Inc.                                                                      60,000      8.000%      5/15/13         55,950
Reed Elsevier Capital Inc.                                                          85,000      4.625%      6/15/12         81,454
                                                                                                                      ------------
                                                                                                                           157,254
                                                                                                                      ------------
RECREATIONAL - 0.13%
K2 Inc.                                                                             60,000      7.375%       7/1/14         59,400
                                                                                                                      ------------
REITS-APARTMENTS - 0.42%
Archstone Communities                                                              130,000      5.750%      3/15/16        131,709
Avalonbay Communities                                                               65,000      5.750%      9/15/16         65,962
                                                                                                                      ------------
                                                                                                                           197,671
                                                                                                                      ------------
REITS-DIVERSIFIED - 0.21%
iStar Financial, Inc.                                                              100,000      5.125%       4/1/11         98,266
                                                                                                                      ------------
REITS-HOTELS - 0.22%
Felcor Lodging LP - 144A                                                            45,000      7.275%+     12/1/11         44,887
Host Marriott LP                                                                    60,000      6.375%      3/15/15         58,425
                                                                                                                      ------------
                                                                                                                           103,312
                                                                                                                      ------------
REITS-OFFICE PROPERTY - 0.14%
Brandywine Operating Partnership                                                    65,000      6.000%       4/1/16         66,018
                                                                                                                      ------------
REITS-REGIONAL MALLS - 0.23%
Simon Property Group LP                                                            105,000      5.600%       9/1/11        106,166
                                                                                                                      ------------
REAL ESTATE - 0.64%
Colonial Realty LP                                                                  90,000      6.050%       9/1/16         91,039
Duke Realty LP                                                                      35,000      5.625%      8/15/11         35,297
Westfield Group LP- 144A                                                           175,000      5.700%      10/1/16        175,279
                                                                                                                      ------------
                                                                                                                           301,615
                                                                                                                      ------------
REAL ESTATE / REIT'S - 1.88%
ERP Operating LP                                                                   110,000      5.375%       8/1/16        108,838
Meritage Homes Corp.                                                                95,000      7.000%       5/1/14         89,775
Merrill Lynch Mortgage Trust                                                       450,000      4.556%      5/12/43        441,675
Residential Capital Corp.                                                          130,000      6.375%      6/30/10        131,935
Residential Capital Corp.                                                          110,000      6.875%      6/30/15        115,130
                                                                                                                      ------------
                                                                                                                           887,353
                                                                                                                      ------------
RENTAL AUTO/EQUIPMENT - 0.12%
Hertz Corp. - 144A                                                                  55,000      8.875%       1/1/14         57,475
                                                                                                                      ------------
Retail - Food - 0.16%
Stater Bros. Holdings Inc.                                                          60,000      8.890%+     6/15/10         60,300
Stater Bros. Holdings Inc.                                                          15,000      8.125%      6/15/12         15,112
                                                                                                                      ------------
                                                                                                                            75,412
                                                                                                                      ------------
RETAIL-PROPANE DISTRIBUTION - 0.12%
Ferrellgas LP/Finance                                                               55,000      6.750%       5/1/14         53,625
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
Steel - Producers - 0.27%
Chaparral Steel Co.                                                           $     55,000     10.000%      7/15/13   $     61,600
Valmont Industries, Inc.                                                            65,000      6.875%       5/1/14         64,675
                                                                                                                      ------------
                                                                                                                           126,275
                                                                                                                      ------------
TECHNOLOGY - 0.31%
Fisher Scientific International                                                     70,000      6.125%       7/1/15         69,475
Xerox Corp.                                                                         75,000      6.750%       2/1/17         76,312
                                                                                                                      ------------
                                                                                                                           145,787
                                                                                                                      ------------
TELECOMMUNICATIONS - 2.40%
AT&T Wireless Services                                                              60,000      8.750%       3/1/31         78,621
Bellsouth Corp.                                                                     60,000      5.470%+     8/15/08         60,019
Cincinnati Bell, Inc.                                                               65,000      7.250%      7/15/13         66,950
Cisco Systems, Inc.                                                                275,000      5.500%      2/22/16        278,169
Intelsat Bermuda Ltd.                                                               45,000      8.250%      1/15/13         45,844
Intelsat Bermuda Ltd.                                                               85,000      8.625%      1/15/15         88,187
Qwest Communications International, Inc                                             45,000      7.500%      2/15/14         45,900
Qwest Corp.                                                                        105,000      8.875%+     3/15/12        115,500
Telcordia Technologies - 144A                                                       30,000     10.000%      3/15/13         22,650
Telecom Italia Capital                                                              85,000      5.851%+      2/1/11         84,422
Telecom Italia Capital                                                             135,000      7.200%      7/18/36        141,832
Verizon Global                                                                      90,940      7.750%      12/1/30        106,281
                                                                                                                      ------------
                                                                                                                         1,134,375
                                                                                                                      ------------
TEXTILES - 0.29%
Mohawk Industries, Inc.                                                            135,000      6.125%      1/15/16        134,376
                                                                                                                      ------------
TOBACCO - 0.22%
RJ Reynolds Tobacco Holdings, Inc. - 144A                                           45,000      6.500%      7/15/10         45,654
RJ Reynolds Tobacco Holdings, Inc. - 144A                                           50,000      7.300%      7/15/15         51,953
                                                                                                                      ------------
                                                                                                                            97,607
                                                                                                                      ------------
TRANSPORTATION - 0.57%
Canadian National Railway                                                           85,000      6.200%       6/1/36         91,677
CHC Helicopter Corp.                                                                65,000      7.375%       5/1/14         62,075
Gulfmark Offshore, Inc.                                                            115,000      7.750%      7/15/14        115,575
                                                                                                                      ------------
                                                                                                                           269,327
                                                                                                                      ------------
UTILITIES - 0.43%
Con Edison Co. of New York                                                          80,000      5.850%      3/15/36         80,667
Midamerican Energy Holdings                                                        120,000      5.800%     10/15/36        120,506
                                                                                                                      ------------
                                                                                                                           201,173
                                                                                                                      ------------
TOTAL CORPORATE NOTES & BONDS
  (Cost - $14,574,872)                                                                                                  15,045,585
                                                                                                                      ------------
MORTGAGE BACKED SECURITIES - 4.69%
Banc of America Commercial Mortgage, Inc. Series 2000-1 A1A                         78,861      7.109%     11/15/31         79,937
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2 2CB3                           67,492      8.000%      8/25/34         70,989
FHARM Pool 781192                                                                  149,951      3.527%       2/1/34        149,717
FNARM Pool 739151                                                                   98,964      5.181%+      9/1/33         99,693
FNARM Pool 724178                                                                  152,507      5.228%+      7/1/33        153,344
FNARM Pool 776324                                                                  149,495      3.583%+      4/1/34        149,669
FN Pool 792454                                                                     264,492      4.500%      11/1/19        256,144
Master Alternative Loans Trust Series 2003-7 5A1                                   125,894      6.250%     11/25/33        126,458
Master Alternative Loans Trust Series 2004-1 3A1                                   101,857      7.000%      1/25/34        102,268
Master Alternative Loans Trust Series 2004-5 6A1                                    73,391      7.000%      6/25/34         74,032

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
MORTGAGE BACKED SECURITIES - 4.69%, Continued
Master Alternative Loans Trust Series 2004-6 6A1                              $    364,144      6.500%      7/25/34   $    369,042
Morgan Stanley Mortgage Loan Trust Series 2004-3 3A                                387,556      6.000%      4/25/34        387,071
Residential Asset Mortgage Products, Inc. Series 2004-SL3 A4                       187,688      8.500%     12/25/31        195,761
                                                                                                                      ------------
                                                                                                                         2,214,125
                                                                                                                      ------------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost - $2,690,925)                                                                                                    2,214,125
                                                                                                                      ------------
U.S. GOVERNMENT AND AGENCIES - 58.70%
U.S. Government Agency - 29.13%
FGLMC                                                                              154,626      7.000%       1/1/33        159,459
FHLMC FHR 2503B                                                                     92,430      5.500%      9/15/17         92,976
FHLMC FHR 2764HW                                                                   212,486      5.000%      3/15/19        206,918
FNCL - TBA                                                                       6,310,000      6.000%      12/1/32      6,343,519
FNMA                                                                               235,957      4.500%       1/1/35        221,772
FNMA - TBA                                                                       3,915,000      5.500%      11/2/20      3,918,672
FNMA - TBA                                                                       2,830,000      5.500%      9/30/35      2,795,508
                                                                                                                      ------------
                                                                                                                        13,738,824
                                                                                                                      ------------
U.S. TREASURY OBLIGATIONS - 29.57%
U.S. Treasury Notes                                                              4,490,000      4.375%      1/31/08      4,464,218
U.S. Treasury Notes                                                              2,938,000      4.000%     11/15/12      2,850,662
U.S. Treasury Notes                                                              3,350,000      4.750%      5/15/14      3,383,500
U.S. Treasury Notes                                                              1,450,000      5.125%      5/15/16      1,507,320
U.S. Treasury Notes                                                                 45,000      4.875%      8/15/16         45,935
U.S. Treasury Notes                                                              1,755,000      4.500%      2/15/36      1,693,849
                                                                                                                      ------------
                                                                                                                        13,945,484
                                                                                                                      ------------
TOTAL U.S. GOVERNMENT AND AGENCIES
  (Cost - $27,452,938)                                                                                                  27,684,308
                                                                                                                      ------------

                                                                                              DIVIDEND
                                                                                 SHARES         RATE
                                                                              ------------    --------
PREFERRED STOCK - 0.28%
BANKS - 0.28%
Bank of America Corp.
  (Cost - $130,000)                                                                  5,200      5.718%+                    130,325
                                                                                                                      ------------

                                                                               PRINCIPAL      INTEREST
                                                                                 AMOUNT         RATE
                                                                              ------------    --------
SHORT TERM INVESTMENTS - 31.64%
Federal Home Loan Bank Discount Note                                          $  1,900,000      5.050%      11/1/06      1,900,000
Federal Home Loan Bank Discount Note                                             3,000,000      5.060%      12/8/06      2,984,325
Federal Home Loan Bank Discount Note                                            10,000,000      5.150%     11/21/06      9,971,670

                                                                                 SHARES
                                                                              ------------
Bank of New York Cash Reserve Fund                                                  64,157      2.400%                      64,157
                                                                                                                      ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $14,920,152)                                                                                                  14,920,152
                                                                                                                      ------------
TOTAL INVESTMENTS - 127.21%
  (Cost - $59,768,887)                                                                                                  59,994,495
OTHER ASSETS LESS LIABILITIES - (27.21)%                                                                               (12,834,177)
                                                                                                                      ------------
NET ASSETS - 100.00%                                                                                                  $ 47,160,318
                                                                                                                      ============

----------
+ Variable rate security. Interest rate is as of October 31, 2006.
* Defaulted security
^ Step Coupon Rate
TBA-  When-issued security
REIT- Real Estate Investment Trust
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

                See accompanying notes to financial statements.

                           DUNHAM HIGH-YIELD BOND FUND
                          MESSAGE FROM THE SUB-ADVISER

PENN CAPITAL MANAGEMENT COMPANY, INC.
CHERRY HILL, NEW JERSEY

This is the annual report for the Dunham High-Yield Bond Fund.

The manager approached the six months since our last semi-annual report with caution, as single-B rated debt began to lag against double-B and triple-C debt. Default rates remained low and pauses in interest rate hikes spared unwanted volatility in credit spreads. PENN's sell-discipline helped to protect against larger losses, as some issuers, such as Charter Communications Inc. (16117MAE7), struggled with credit rating downgrades in the third quarter..

The manager continues to find value in the gaming sector, as Atlantic City continues to enhance and expand. More recent developments, such as the Borgata Hotel Casino and The Caesars Atlantic City Hotel, continue to draw more attention to the area.

Healthcare was one of the lowest performing sectors over the quarter, returning 0.49%. PENN has not found many issuers in this sector to add value, but is seeking to add more healthcare debt to the portfolio as opportunities arise. Conversely, the energy sector was a strong performer, but due to volatile oil prices, PENN views oil company debt more speculatively and believes that credit ratings will slide.

PENN expects lower quality paper to continue to perform well for the remainder of the year, but will maintain a more defensive position by selecting issuers that will outperform in the long-run.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

HIGH YIELD BOND
CLASS N                        ML HIGH YIELD CASH PAY
                       Fund
                       Value            Value
  7/1/2005            10,000           10,000
 7/31/2005            10,060           10,155
 8/31/2005            10,094           10,192
 9/30/2005            10,038           10,090
10/31/2005             9,968           10,019
 1/31/2006            10,204           10,320
 4/30/2006            10,360           10,511
 7/31/2006            10,330           10,576
10/31/2006            10,643           11,045

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 6.77%
Since Inception (July 1, 2005) .......... 4.78%

The Merrill Lynch High-Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Dow Jones CDX HY-144A, 8.125%, 6/29/11 .................................   3.84%
General Motors Acceptance Corp., 6.875%, 8/28/12 .......................   2.01%
Aquila, Inc. 14.875%, 7/1/12 ...........................................   1.98%
Orion Power Holdings, Inc., 12.00%, 5/1/10 .............................   1.56%
Mirant Americas General , Inc., 8.30%, 5/1/11 ..........................   1.44%
OM Group, Inc., 9.25%, 12/15/11 ........................................   1.43%
Payless Shoe Source, Inc., 8.25%, 8/1/13 ...............................   1.40%
Brown Shoe Company, Inc., 8.75%, 5/1/12 ................................   1.39%
Perry Ellis International, Inc., 8.875%, 9/15/13 .......................   1.34%
LodgeNet Entertainment Corp., 9.50%, 6/15/13 ...........................   1.30%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

 [The following table was represented as a pie chart in the printed material.]

          Cash                                                   6.03%
          B1                                                    16.65%
          B2                                                    26.05%
          B3                                                    29.50%
          Ba1                                                    4.57%
          Ba2                                                    3.94%
          Ba3                                                    5.33%
          Baa3                                                   1.13%
          Caa1                                                   6.80%

SCHEDULE OF INVESTMENTS
DUNHAM HIGH-YIELD BOND FUND
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
CORPORATE BONDS - 91.60%
AIRLINES - 1.12%
American Airlines, Inc.                                                       $    290,000      8.608%       4/1/11   $    300,875
                                                                                                                      ------------
APPAREL - 3.60%
Payless ShoeSource, Inc.                                                           365,000      8.250%       8/1/13        372,300
Perry Ellis International, Inc.                                                    355,000      8.875%      9/15/13        355,887
Phillips Van-Heusen                                                                115,000      7.250%      2/15/11        115,863
Phillips Van-Heusen                                                                120,000      7.750%     11/15/23        122,400
                                                                                                                      ------------
                                                                                                                           966,450
                                                                                                                      ------------
BROADCASTING - 1.57%
Paxson Comm - 144A                                                                 210,000      8.624%+     1/15/12        210,368
Sinclair Broadcast Group, Inc.                                                     205,000      8.000%      3/15/12        211,150
                                                                                                                      ------------
                                                                                                                           421,518
                                                                                                                      ------------
CABLE TELEVISION - 4.69%
Charter Communications Operating Capital SR NTS - 144A                             265,000      8.375%      4/30/14        272,287
CSC Holdings, Inc.                                                                 110,000      8.125%      7/15/09        113,437
General Cable Corp.                                                                260,000      9.500%     11/15/10        276,900
LodgeNet Entertainment Corp.                                                       323,000      9.500%      6/15/13        345,610
Mediacom LLC Capital Corp.                                                         245,000      9.500%      1/15/13        251,431
                                                                                                                      ------------
                                                                                                                         1,259,665
                                                                                                                      ------------
CASINOS - 6.44%
Majestic Star Casino LLC                                                           310,000      9.500%     10/15/10        313,100
MTR Gaming Group, Inc.                                                             255,000      9.750%       4/1/10        267,750
OED Corp./Diamond Jo                                                               275,000      8.750%      4/15/12        274,656
Pinnacle Entertainment, Inc.                                                       215,000      8.250%      3/15/12        218,225
Station Casinos, Inc.                                                              315,000      6.875%       3/1/16        289,013
Trump Entertainment Resorts, Inc.                                                  210,000      8.500%       6/1/15        205,538
Virgin River Casino Corp.                                                          160,000      9.000%+     1/15/12        162,400
                                                                                                                      ------------
                                                                                                                         1,730,682
                                                                                                                      ------------
CHEMICALS - 2.54%
Lyondell Chemical Company                                                          205,000      8.250%      9/15/16        211,150
OM Group, Inc.                                                                     365,000      9.250%     12/15/11        380,512
Rhodia SA                                                                           81,000     10.250%       6/1/10         91,733
                                                                                                                      ------------
                                                                                                                           683,395
                                                                                                                      ------------
COMMERICIAL SERVICES - 0.97%
Education Management, LLC - 144A                                                    80,000      8.750%       6/1/14         82,000
Stewart Enterprizes                                                                190,000      6.250%      2/15/13        179,075
                                                                                                                      ------------
                                                                                                                           261,075
                                                                                                                      ------------
COMPUTERS - 0.46%
Sungard Data Systems, Inc.                                                         120,000      9.125%      8/15/13        124,500
                                                                                                                      ------------
CONSTRUCTION - 0.73%
U.S. Concrete, Inc.                                                                205,000      8.375%       4/1/14        196,800
                                                                                                                      ------------
COSMETICS - 0.97%
Elizabeth Arden, Inc.                                                              265,000      7.750%      1/15/14        260,362
                                                                                                                      ------------
DIVERSIFIED MANUFACTURING - 0.79%
Bombardier, Inc.- 144A                                                             230,000      6.300%       5/1/14        211,025
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM HIGH-YIELD BOND FUND (CONTINUED)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
ELECTRIC - 3.46%
Mirant Americas General, Inc.                                                 $    380,000      8.300%       5/1/11   $    384,750
NRG Energy, Inc.                                                                   340,000      7.375%       2/1/16        343,825
Verasun Energy Corp.                                                               190,000      9.875%     12/15/12        199,500
                                                                                                                      ------------
                                                                                                                           928,075
                                                                                                                      ------------
ELECTRONICS - 1.85%
Itron, Inc.                                                                        295,000      7.750%      5/15/12        301,637
NXP BV - 144A                                                                       65,000      7.875%     10/15/14         65,975
Sanmina-SCI Corp.                                                                  130,000      8.125%       3/1/16        127,888
                                                                                                                      ------------
                                                                                                                           495,500
                                                                                                                      ------------
ENERGY - 2.61%
Dynegy Holdings, Inc.                                                              215,000      8.375%       5/1/16        220,912
Markwest Energy - 144A                                                              65,000      8.500%      7/15/16         65,488
Orion Power Holdings, Inc.                                                         365,000     12.000%       5/1/10        414,275
                                                                                                                      ------------
                                                                                                                           700,675
                                                                                                                      ------------
FINANCE - AUTO LOANS - 1.00%
Ford Motor Credit Co.                                                              290,000      7.000%      10/1/13        269,591
                                                                                                                      ------------
FINANCIAL SERVICES - 10.85%
AMR Real Estate Finance Corp.                                                      235,000      8.125%       6/1/12        240,287
Bluewater Finance Ltd.                                                             190,000     10.250%      2/15/12        193,800
Cardtronics, Inc. - 144A                                                           120,000      9.250%      8/15/13        123,900
Dow Jones CDX HY - 144A                                                          1,000,000      8.125%      6/29/11      1,022,500
Festival Fun Parks LLC                                                             140,000     10.875%      4/15/14        137,550
Galaxy Entertainment Galent - 144A                                                  90,000      9.875%     12/15/12         95,175
General Motors Acceptance Corp.                                                    535,000      6.875%      8/28/12        536,436
General Motors Acceptance Corp.                                                    240,000      8.000%      11/1/31        257,153
Sensus Metering Systems                                                            105,000      8.625%     12/15/13        102,900
Williams Cos., Inc.                                                                200,000      7.500%      1/15/31        203,000
                                                                                                                      ------------
                                                                                                                         2,912,701
                                                                                                                      ------------
FOREST PRODUCTS & PAPER - 3.72%
Abitibi-Consolidated, Inc.                                                         300,000      7.750%      6/15/11        267,750
Bowater Canada Finance                                                             235,000      7.950%     11/15/11        224,425
Bowater, Inc.                                                                      165,000      9.375%     12/15/21        160,875
Buckeye Technologies SR Sub NTS                                                    245,000      8.000%     10/15/10        239,487
Buckeye Technologies SR Sub NTS                                                    105,000      8.500%      10/1/13        106,837
                                                                                                                      ------------
                                                                                                                           999,374
                                                                                                                      ------------
GAMBLING - 2.18%
Isle of Capri Casinos, Inc.                                                        280,000      7.000%       3/1/14        268,800
River Rock Entertainment                                                           295,000      9.750%      11/1/11        315,650
                                                                                                                      ------------
                                                                                                                           584,450
                                                                                                                      ------------
HEALTHCARE - 2.32%
Community Health Systems, Inc.                                                     200,000      6.500%     12/15/12        191,250
DaVita, Inc.                                                                       205,000      7.250%      3/15/15        203,975
Iasis Healthcare                                                                   235,000      8.750%      6/15/14        227,069
                                                                                                                      ------------
                                                                                                                           622,294
                                                                                                                      ------------
HOTELS - 0.43%
Gaylord Entertainment Co.                                                          120,000      6.750%     11/15/14        114,900
                                                                                                                      ------------
HOUSEHOLD PRODUCTS - 0.51%
Prestige Brands, Inc.                                                              135,000      9.250%      4/15/12        137,025
                                                                                                                      ------------
HOUSEWARES - 0.30%
Libbey Glass, Inc. - 144A                                                           75,000     12.348%+      6/1/11         79,500
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM HIGH-YIELD BOND FUND (CONTINUED)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
MEDICAL SERVICES - 1.07%
Team Health, Inc.                                                             $    110,000     11.250%      12/1/13   $    112,475
Universal Hospital Services, Inc.                                                  165,000     10.125%      11/1/11        174,488
                                                                                                                      ------------
                                                                                                                           286,963
                                                                                                                      ------------
MINING - 0.47%
Novelis, Inc. - 144A                                                               133,000      8.250%+     2/15/15        127,015
                                                                                                                      ------------
MISCELLANEOUS - 1.06%
Rafealla Apparel Group SR NTS- 144A                                                285,000     11.250%      6/15/11        285,000
                                                                                                                      ------------
OFFICE FURNISHINGS - 0.65%
Interface, Inc.                                                                    173,000      7.300%       4/1/08        174,298
                                                                                                                      ------------
OIL & GAS - 6.62%
Aquila, Inc.                                                                       405,000     14.875%       7/1/12        528,525
Comstock Resources, Inc.                                                           285,000      6.875%       3/1/12        269,681
Hanover Compressor Co.                                                             200,000      9.000%       6/1/14        213,000
Mariner Energy, Inc. - 144A                                                        100,000      7.500%      4/15/13         96,000
Ocean Rig Norway AS - 144A                                                         220,000      8.375%       7/1/13        231,825
Petrohawk Energy Corp. - 144A                                                      115,000      9.125%      7/15/13        117,300
SemGroup LP - 144A                                                                 125,000      8.750%     11/15/15        125,938
Sonat, Inc.                                                                        190,000      7.625%      7/15/11        196,650
                                                                                                                      ------------
                                                                                                                         1,778,919
                                                                                                                      ------------
OIL & GAS EQUIPMENT- 1.00%
Seitel, Inc.                                                                       225,000     11.750%      7/15/11        267,188
                                                                                                                      ------------
PHARMACEUTICALS - 0.91%
Omnicare, Inc.                                                                     250,000      6.875%     12/15/15        245,000
                                                                                                                      ------------
PRINTING SERVICES - 0.77%
Cenveo Corp.                                                                       220,000      7.875%      12/1/13        207,900
                                                                                                                      ------------
RENTALS - 1.23%
United Rentals North America, Inc.                                                 330,000      7.750%     11/15/13        329,175
                                                                                                                      ------------
RESTAURANTS - 0.60%
NPC International, Inc. - 144A                                                     160,000      9.500%       5/1/14        162,000
                                                                                                                      ------------
RETAIL - APPAREL - 2.13%
Bon-Ton Department Stores, Inc.                                                    200,000     10.250%      3/15/14        202,750
Brown Shoe Company, Inc.                                                           355,000      8.750%       5/1/12        369,200
                                                                                                                      ------------
                                                                                                                           571,950
                                                                                                                      ------------
RETAIL - COMPUTER EQUIPMENT - 0.94%
GSC Holdings Corp.                                                                 245,000      8.000%      10/1/12        254,187
                                                                                                                      ------------
RETAIL - DRUG STORE - 0.45%
Rite Aid Corp.                                                                     115,000      9.500%      2/15/11        119,600
                                                                                                                      ------------
RETAIL - JEWELRY - 0.40%
Finlay Fine Jewelry Corp.                                                          120,000      8.375%       6/1/12        108,000
                                                                                                                      ------------
SEMICONDUCTORS - 1.10%
Agere Systems, Inc.- Convertible                                                   295,000      6.500%     12/15/09        296,844
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM HIGH-YIELD BOND FUND (CONTINUED)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
STEEL - 0.60%
AK Steel Corp.                                                                $    160,000      7.750%      6/15/12   $    160,000
                                                                                                                      ------------
STORAGE - 1.62%
Mobile Services Group, Inc. - 144A                                                 160,000      9.750%       8/1/14        165,800
Owens- Illinois, Inc.                                                              265,000      7.500%      5/15/10        268,975
                                                                                                                      ------------
                                                                                                                           434,775
                                                                                                                      ------------
TELECOMMUNICATIONS - 6.38%
American Cellular Corp.                                                            215,000     10.000%       8/1/11        225,750
American Towers, Inc.                                                              180,000      7.250%      12/1/11        184,950
Broadview Networks Holdings, Inc. - 144A                                            85,000     11.375%       9/1/12         88,187
Centennial Communications Corp.                                                    240,000      8.125%       2/1/14        240,300
iPCS, Inc.                                                                         115,000     11.500%       5/1/12        128,512
McLeodUSA, Inc. - 144A                                                              65,000     10.500%      10/1/11         65,650
Millicom International Cellular SA                                                 200,000     10.000%      12/1/13        215,250
Nortel Networks Ltd. - 144A                                                        215,000     10.125%      7/15/13        227,900
Rogers Wireless, Inc.                                                              140,000      6.375%       3/1/14        140,000
Windstream Corp. - 144A                                                            110,000      8.125%       8/1/13        117,425
Windstream Corp. - 144A                                                             75,000      8.625%       8/1/16         80,906
                                                                                                                      ------------
                                                                                                                         1,714,830
                                                                                                                      ------------
TELEPHONE - 6.31%
Cincinnati Bell, Inc.                                                              320,000      8.375%      1/15/14        326,400
Eschelon Operating Co.                                                             120,000      8.375%      3/15/10        115,500
GCI, Inc.                                                                          210,000      7.250%      2/15/14        203,700
Global Crossing UK Finance PLC                                                     235,000     10.750%     12/15/14        252,625
Insight Midwest/Insight Cap                                                         80,000      9.750%      10/1/09         81,400
Insight Midwest/Insight Cap                                                         25,000      9.750%      10/1/09         25,438
NTL Cable PLC                                                                      135,000      8.750%      4/15/14        141,919
Qwest Capital Funding, Inc.                                                        195,000      7.000%       8/3/09        197,194
Qwest Communications International, Inc.                                           230,000      7.500%      2/15/14        234,600
Syniverse Technologies                                                             120,000      7.750%      8/15/13        115,200
                                                                                                                      ------------
                                                                                                                         1,693,976
                                                                                                                      ------------
THEATERS - 1.78%
AMC Entertainment, Inc.                                                            130,000      9.500%       2/1/11        130,488
AMC Entertainment, Inc.                                                            135,000      8.625%      8/15/12        139,219
Cinemark USA, Inc.                                                                 200,000      9.000%       2/1/13        208,250
                                                                                                                      ------------
                                                                                                                           477,957
                                                                                                                      ------------
TRANSPORTATION - 1.60%
Greenbrier Cos., Inc.                                                              160,000      8.375%      5/15/15        162,000
TFM SA de CV SR NTS                                                                250,000      9.375%       5/1/12        266,875
                                                                                                                      ------------
                                                                                                                           428,875
                                                                                                                      ------------
VITAMINS & NUTRITION - 0.80%
NBTY, Inc.                                                                         220,000      7.125%      10/1/15        213,950
                                                                                                                      ------------
TOTAL CORPORATE BONDS
  (Cost - $24,478,967)                                                                                                  24,598,834
                                                                                                                      ------------

                                                                                              DIVIDEND
                                                                                 SHARES         RATE
                                                                              ------------    --------
CONVERTIBLE PREFERRED STOCK - 1.60%
REITS - HOTELS - 0.39%
FelCor Lodging Trust, Inc.                                                           4,165      8.000%                     104,333
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM HIGH-YIELD BOND FUND (CONTINUED)
October 31, 2006

                                                                                              INTEREST                   MARKET
    SECURITY                                                                     SHARES         RATE                      VALUE
-----------------                                                             ------------    --------                ------------
TELECOMMUNICATIONS - 1.21%
Lucent Technologies Capital Trust I                                                    320      7.750%                $    326,760
                                                                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost - $418,860)                                                                                                        431,093
                                                                                                                      ------------
SHORT TERM INVESTMENTS - 5.98%
Milestone Treasury Obligation Portfolio - Institutional Class                    1,305,723      5.150%+                  1,305,723
Rydex Series Trust - US Government Money Market                                    300,000      4.370%+                    300,000
                                                                                                                      ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $1,605,723)                                                                                                    1,605,723
                                                                                                                      ------------
TOTAL INVESTMENTS - 99.18%
  (Cost - $26,503,550)                                                                                                  26,635,650
OTHER ASSETS LESS LIABILITIES - 0.82%                                                                                      219,776
                                                                                                                      ------------
NET ASSETS - 100.00%                                                                                                  $ 26,855,426
                                                                                                                      ============

----------
+ Variable rate security.  Interest rate shown is as of October 31, 2006.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

                See accompanying notes to financial statements.

                        DUNHAM APPRECIATION & INCOME FUND
                          MESSAGE FROM THE SUB-ADVISER

CALAMOS ADVISERS, LLC
NAPERVILLE, ILLINOIS

This is the annual report for the Dunham Appreciation & Income Fund.

Contrary to the second quarter, the equity allocation contributed positively to portfolio performance in the third quarter.

The manager's overweight and issue selection in technology and issue selection in financials were highlights in the third quarter and contributed significantly to portfolio performance. Apple Computer, Inc. (AAPL), Hewlett-Packard Company
(HPQ) and Infosys Technologies Limited (INFY) were up 33.60%, 12.52% and 24.98%, respectively. Even after the recent impressive performance of Apple, Calamos remains optimistic about the company's growth potential.

Hindering portfolio performance more recently was issue selection and an overweight in energy, mainly fueled by the recent decline in crude oil of up to 20% during the quarter. The manager's relative overweight in BBB - B convertibles continued to hurt portfolio performance in the third quarter as more speculative converts continued to outperform high quality converts.

The portfolio is currently approximately 55% invested in convertibles and 45% in equities. The allocation changed in favor of equities compared to the beginning of the year as convertibles became more fairly valued and the manager finds more attractive opportunities in equities. Compared to earlier in the year when converts were 4-5% undervalued, Calamos estimates the undervaluation of converts to 1-2%, limiting the upside and attractiveness compared to equities.

The median conversion premium of the manager's holdings is 11% compared to a median conversion premium of the benchmark of 26%. Due to the lower conversion premium, the manager's holdings are more equity sensitive, offering greater upside potential.

The manager remains confident about the positioning of the portfolio and does not foresee any significant changes in the portfolio's holdings or structure.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

APPRECIATION & INCOME
CLASS N                            ML CONV EX MAND
                       Fund
                       Value            Value
12/10/2004            10,000           10,000
 1/31/2005             9,788            9,934
 4/30/2005             9,274            9,280
 7/31/2005            10,223           10,018
10/31/2005            10,089            9,880
 1/31/2006            11,090           10,560
 4/30/2006            11,299           10,748
 7/31/2006            10,672           10,606
10/31/2006            11,308           11,171

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 12.08%
Since Inception (December 10, 2004) .....  6.72%

The Merrill Lynch Convertibles ex Mandatories Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Apple Computer, Inc. ...................................................   3.34%
T. Rowe Price Group, Inc. ..............................................   2.53%
Coach, Inc. ............................................................   2.53%
Loews Corp. ............................................................   2.40%
Hewlett-Packard Co. ....................................................   2.39%
Apogent Technologies, Inc, 4.14%, 12/15/33 .............................   2.37%
Infosys Technologies Ltd.- ADR .........................................   2.36%
The DIRECTV Group ......................................................   2.29%
BEA Systems, Inc. ......................................................   2.28%
Marriott International, Inc. - Cl.A ....................................   2.23%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

 [The following table was represented as a pie chart in the printed material.]

          Convertible Bonds                                     41.88%
          Preferred Stock                                        7.94%
          Cash Equivalents                                       2.82%
          Common Stock                                          47.36%

SCHEDULE OF INVESTMENTS
DUNHAM APPRECIATION & INCOME FUND
October 31, 2006

                                                                                                                         MARKET
    SECURITY                                                                     SHARES                                   VALUE
-----------------                                                             ------------                            ------------
COMMON STOCK - 47.21%
APPAREL - 4.59 %
Coach, Inc.*                                                                        15,500                            $    614,420
Nike, Inc. - Class B*                                                                5,500                                 505,340
                                                                                                                      ------------
                                                                                                                         1,119,760
                                                                                                                      ------------
AUTO MANUFACTURERS - 0.23 %
General Motors Corp.*                                                                1,600                                  55,872
                                                                                                                      ------------
CABLE TV - 2.28 %
The DIRECTTV Group*                                                                 25,000                                 557,000
                                                                                                                      ------------
COMPUTERS - 7.29%
Apple Computer, Inc.*                                                               10,000                                 810,800
Hewlett-Packard Co.                                                                 15,000                                 581,100
Sandisk Corp.*                                                                       8,000                                 384,800
                                                                                                                      ------------
                                                                                                                         1,776,700
                                                                                                                      ------------
DATA PROCESSING - 1.97%
Global Payments, Inc.                                                               11,000                                 480,810
                                                                                                                      ------------
ELECTRONICS - 2.19 %
Garmin, Ltd.*                                                                       10,000                                 534,100
                                                                                                                      ------------
HOTELS - 2.23%
Marriott International, Inc. - Cl.A                                                 13,000                                 543,010
                                                                                                                      ------------
INSURANCE - 6.14%
Ambac Financial Group, Inc.*                                                         5,370                                 448,341
American Financial Group, Inc.                                                       9,700                                 464,242
Loews Corp.                                                                         15,000                                 583,800
                                                                                                                      ------------
                                                                                                                         1,496,383
                                                                                                                      ------------
INVESTMENT SERVICES - 6.82%
E Trade Financial Corp.*                                                            23,000                                 535,440
Franklin Resources, Inc.                                                             4,500                                 512,820
T. Rowe Price Group, Inc.                                                           13,000                                 615,030
                                                                                                                      ------------
                                                                                                                         1,663,290
                                                                                                                      ------------
MACHINERY - 1.62%
Caterpillar, Inc.                                                                    6,500                                 394,615
                                                                                                                      ------------
OIL & GAS - 1.98%
FMC Technologies, Inc.*                                                              8,000                                 483,600
                                                                                                                      ------------
RETAIL-CATALOG SHOPPING - 1.13%
Coldwater Creek, Inc.*                                                               9,000                                 274,410
                                                                                                                      ------------
RETAIL - REGIONAL DEPARTMENT STORE - 2.08%
Kohls Corp.*                                                                         7,200                                 508,320
                                                                                                                      ------------
SOFTWARE - 6.66%
BEA Systems, Inc.*                                                                  34,000                                 553,180
Infosys Technologies Ltd. - ADR*                                                    11,000                                 573,100
Oracle Corp.*                                                                       27,000                                 498,690
                                                                                                                      ------------
                                                                                                                         1,624,970
                                                                                                                      ------------
TOTAL COMMON STOCK
  (Cost - $10,070,116)                                                                                                  11,512,840
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM APPRECIATION & INCOME FUND (CONTINUED)
October 31, 2006

                                                                                              DIVIDEND                   MARKET
    SECURITY                                                                     SHARES         RATE                      VALUE
-----------------                                                             ------------    --------                ------------
PREFERRED STOCK - 7.92%
AUTO MANUFACTURERS - 1.89 %
General Motors Corp. Convertible*                                                   19,400      6.250%                $    460,750
                                                                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES - 1.94%
Citigroup Fund Convertible                                                          15,000      5.020%+                    472,050
                                                                                                                      ------------
INSURANCE - 4.09%
Metlife, Inc. Convertible                                                           17,000      6.375%                     503,625
Travelers Property Casualty Corp. Convertible                                       19,000      4.500%                     494,000
                                                                                                                      ------------
                                                                                                                           997,625
                                                                                                                      ------------
TOTAL PREFERRED STOCK
  (Cost - $1,800,461)                                                                                                    1,930,425
                                                                                                                      ------------

                                                                               PRINCIPAL      INTEREST     MATURITY
                                                                                 AMOUNT         RATE         DATE
                                                                              ------------    --------    ---------
CONVERTIBLE BONDS - 41.75%
AEROSPACE & DEFENSE - 4.00%
Armor Holdings, Inc.                                                          $    420,000      2.000%+     11/1/24        486,150
Lockheed Martin Corp.                                                              385,000      5.120%+     8/15/33        488,796
                                                                                                                      ------------
                                                                                                                           974,946
                                                                                                                      ------------
BUSINESS SERVICES - 0.94%
CSG Systems International, Inc.                                                    200,000      2.500%      6/15/24        228,750
                                                                                                                      ------------
DIVERSIFIED MANUFACTURING - 3.95%
Roper Industries, Inc.                                                             790,000      1.481%+     1/15/34        488,813
Trinity Industrials, Inc.                                                          460,000      3.875%       6/1/36        476,100
                                                                                                                      ------------
                                                                                                                           964,913
                                                                                                                      ------------
ELECTRONICS - 1.85%
FEI Co.                                                                            450,000      0.000%+     6/15/23        450,562
                                                                                                                      ------------
MACHINERY - 2.22%
Regal Beloit Corp.                                                                 280,000      2.750%      3/15/24        541,100
                                                                                                                      ------------
MEDICAL - 11.54%
Advanced Medical Optics, Inc.                                                      400,000      2.500%      7/15/24        414,500
Apogent Technologies, Inc.                                                         370,000      4.140%+    12/15/33        576,497
Genzyme Corp. General Division                                                     400,000      1.250%      12/1/23        434,500
Henry Schein, Inc.                                                                 360,000      3.000%      8/15/34        440,550
Integra LifeSciences Holdings Corp.                                                380,000      2.500%      3/15/08        440,325
Laboratory Corp. of America Hldgs                                                  550,000      0.000%+     9/11/21        507,375
                                                                                                                      ------------
                                                                                                                         2,813,747
                                                                                                                      ------------
MULTIMEDIA - 1.86%
Disney (Walt) Co.                                                                  400,000      2.125%      4/15/23        454,500
                                                                                                                      ------------
OIL & GAS - 4.29%
Diamond Offshore Drilling, Inc.                                                    350,000      1.500%      4/15/31        505,312
Seacor Holdings, Inc.                                                              400,000      2.875%     12/15/24        541,000
                                                                                                                      ------------
                                                                                                                         1,046,312
                                                                                                                      ------------
PHARMACEUTICALS - 1.98%
Sepracor, Inc.                                                                     483,000      0.000%+    10/15/24        483,000
                                                                                                                      ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM APPRECIATION & INCOME FUND  (CONTINUED)
October 31, 2006

                                                                               PRINCIPAL      INTEREST     MATURITY      MARKET
    SECURITY                                                                     AMOUNT         RATE         DATE         VALUE
-----------------                                                             ------------    --------    ---------   ------------
RETAIL - CONSUMER ELECTRONICS - 1.88%
Best Buy, Inc.                                                                $    370,000      2.250%      1/15/22   $    458,800
                                                                                                                      ------------
SEMICONDUCTOR - 1.48%
ON Semiconductor Corp.                                                             400,000      0.000%      4/15/24        360,500
                                                                                                                      ------------
TELECOMMUNICATIONS - 3.97%
Qwest Communications, Inc.                                                         300,000      3.500%    11/15/2025       489,375
RF Microdevices, Inc.                                                              430,000      1.500%     7/1/2010        479,988
                                                                                                                      ------------
                                                                                                                           969,363
                                                                                                                      ------------
TRANSPORTATION - 1.79%
CSX Corp.                                                                          340,000      0.000%+    10/30/21        436,475
                                                                                                                      ------------
TOTAL CONVERTIBLE BONDS
  (Cost - $9,259,981)                                                                                                   10,182,968
                                                                                                                      ------------

                                                                                 SHARES
                                                                              ------------
SHORT TERM INVESTMENTS - 2.81%
Milestone Treasury Obligation Portfolio- Institutional Class                       585,015      5.150%+                    585,015
Rydex Series Trust US Govt Money Market                                            100,000      4.370%+                    100,000
                                                                                                                      ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $685,015)                                                                                                        685,015
                                                                                                                      ------------
TOTAL INVESTMENTS - 99.69%
  (Cost - $21,815,573)                                                                                                  24,311,248
OTHER ASSETS LESS LIABILITIES - 0.31%                                                                                       76,704
                                                                                                                      ------------
NET ASSETS - 100.00%                                                                                                  $ 24,387,952
                                                                                                                      ============

----------
* Non-income producing security
+ Variable rate security.  Interest rate shown is as of October 31, 2006.

                See accompanying notes to financial statements.

                           DUNHAM LARGE CAP VALUE FUND
                          MESSAGE FROM THE SUB-ADVISER

C.S. MCKEE, L.P.
PITTSBURGH, PENNSYLVANIA

This is the annual report for the Dunham Large Cap Value Fund.

The manager found strong opportunities in large cap stocks recently, and as a result decreased their position in smaller companies. Furthermore, the manager feels that there are increasing opportunities in consumer discretionary names such as Wal-Mart Stores Inc. (WMT), and expect to see its stock picks in this sector grow in value in the foreseeable future as they feel strongly that such holdings are undervalued.

Although some of the manager's stock selections are currently in the red, C.S. McKee is confident in its long-term growth potential. The underweights in the technology and financial sectors deducted from the fund's performance lately. However, the manager is confident that its decision to overweight the consumer discretionary, industrial and energy sectors will contribute positively to the portfolio in the future. As for the consumer discretionary and industrial sectors, the manager believes that smaller companies are currently overvalued, and more money will be invested in the larger companies that they invest in during the next quarter and into the new year.

Highlighting the portion of the portfolio in the financial sector was Allstate Corp. (ALL), which posted a return of 14.79% over the index in the third quarter. Also performing well during the third quarter was American International Group (AIG), which posted a return of 12.95%, which nearly doubled the Russell 1000 Value financial sector return of 6.31%

Added in the third quarter, Zale Corporation (ZLC), of the consumer discretionary sector, has performed well. The jewelry store retailer's return of 17.85% significantly outperformed the Russell 1000 Value retail industry return of 5.20%.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

LARGE CAP VALUE
CLASS N                         RUSSELL 1000 VALUE
                       Fund
                       Value            Value
12/10/2004            10,000           10,000
 1/31/2005            10,173           10,076
 4/30/2005            10,164           10,083
 7/31/2005            11,164           10,741
10/31/2005            10,864           10,569
 1/31/2006            11,617           11,408
 4/30/2006            11,922           11,929
 7/31/2006            11,676           11,986
10/31/2006            12,226           12,837

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 12.54%
Since Inception (December 10, 2004) ..... 11.22%

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Marathon Oil Corp. ..................................................      4.03%
Apache Corp. ........................................................      3.97%
Chevron Texaco Corp. ................................................      3.90%
ConocoPhillips ......................................................      3.14%
JPMorgan Chase & Co. ................................................      3.11%
Intel Corp. .........................................................      3.00%
Wal-Mart Stores, Inc. ...............................................      2.76%
Citigroup, Inc. .....................................................      2.76%
Fortune Brands, Inc. ................................................      2.74%
Merrill Lynch & Co., Inc ............................................      2.67%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

 [The following table was represented as a pie chart in the printed material.]

          Consumer Staples                                       8.11%
          Information Technology                                 7.31%
          Health Care                                            6.61%
          Utilities                                              5.34%
          Cash Equivalents                                       2.68%
          Telecommunication Services                             2.17%
          Materials                                              1.98%
          Financial                                             26.04%
          Energy                                                15.05%
          Consumer Discretionary                                13.82%
          Industrial                                            10.89%

SCHEDULE OF INVESTMENTS
DUNHAM LARGE CAP VALUE FUND
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
COMMON STOCK - 97.36%
AEROSPACE & DEFENSE - 2.85%
Honeywell International, Inc.                             14,672   $    617,985
United Technologies Corp.                                  7,416        487,380
                                                                   ------------
                                                                      1,105,365
                                                                   ------------
AIR COURIER - 1.10%
Fedex Corp.                                                3,708        424,714
                                                                   ------------
APPAREL - 0.14%
Hanesbrands, Inc.*                                         2,299         54,256
                                                                   ------------
BANKS - 13.79%
Bank of America Corp.                                     18,841      1,014,965
Citigroup, Inc.                                           21,310      1,068,910
JPMorgan Chase & Co.                                      25,402      1,205,071
Suntrust Banks, Inc.                                       9,514        751,511
U.S. Bancorp                                              23,507        795,477
UnionBanCal Corp.                                          8,724        502,328
                                                                   ------------
                                                                      5,338,262
                                                                   ------------
BUILDING & CONSTRUCTION PRODUCTS - 0.79%
Masco Corp.                                               11,124        307,579
                                                                   ------------
COMMUNICATIONS - 2.17%
Bellsouth Corp.                                           18,600        838,860
                                                                   ------------
COMPUTERS - 2.25%
Dell, Inc.*                                               35,800        871,014
                                                                   ------------
CONGLOMERATES - 7.90%
Dover Corp.                                               14,500        688,750
Emerson Electric Co.                                       9,426        795,554
Fortune Brands, Inc.                                      13,767      1,059,371
General Electric Co.                                      14,727        517,065
                                                                   ------------
                                                                      3,060,740
                                                                   ------------
CONSUMER FINANCIAL SERVICES - 1.53%
Fannie Mae                                                10,000        592,600
                                                                   ------------
ELECTRIC UTILITIES - 5.35%
FPL Group, Inc.                                            7,136        363,936
Public Service Enterprise Group, Inc.                     14,500        885,225
TXU Corp.                                                 13,000        820,690
                                                                   ------------
                                                                      2,069,851
                                                                   ------------
FOOD PROCESSING - 3.27%
Dean Foods Co. *                                           8,900        372,821
General Mills, Inc.                                       10,175        578,143
Sara Lee Corp.                                            18,392        314,503
                                                                   ------------
                                                                      1,265,467
                                                                   ------------
INDUSTRIAL EQUIPMENT - 1.67%
Ingersoll-Rand Co. - Cl.A                                 17,580        645,362
                                                                   ------------
HOTELS - 0.30 %
Wyndham Worldwide Corp.*                                   3,900        115,050
                                                                   ------------
INSURANCE - 5.82%
Allstate Corp.                                            12,732        781,236
American International Group, Inc.                        13,690        919,557
Hartford Financial
Services Group, Inc.                                       6,340        552,658
                                                                   ------------
                                                                      2,253,451
                                                                   ------------
INVESTMENT SERVICES - 2.67%
Merrill Lynch & Co., Inc.                                 11,814      1,032,780
                                                                   ------------
MANAGEMENT INVESTMENT COMPANIES - 0.79%
John Hancock Bank & Thrift
Opportunity Fund                                          31,148        305,250
                                                                   ------------
MEDICAL - 6.62%
Boston Scientific Corp.*                                  20,662        328,732
Johnson & Johnson                                          8,700        586,380
Laboratory Corp. of America Holdings*                     12,602        863,111
Pfizer, Inc.                                              16,499        439,698
Triad Hospitals, Inc.*                                     9,300        344,379
                                                                   ------------
                                                                      2,562,300
                                                                   ------------
METALS - 1.98%
Alcoa, Inc.                                               26,540        767,271
                                                                   ------------
OIL - 15.05%
Apache Corp.                                              23,532      1,537,110
ChevronTexaco Corp.                                       22,500      1,512,000
ConocoPhillips                                            20,196      1,216,607
Marathon Oil Corp.                                        18,087      1,562,717
                                                                   ------------
                                                                      5,828,434
                                                                   ------------
RAILROADS - 1.36%
Burlington Northern Santa Fe Corp.                         6,800        527,204
                                                                   ------------
RENTAL AUTO EQUIPMENT - 0.10 %
Avis Budget Group, Inc.                                    1,950         38,590
                                                                   ------------
RETAIL-APPAREL - 1.46%
Gap, Inc.                                                 27,000        567,540
                                                                   ------------
RETAIL-AUTO PARTS - 1.63%
Autozone, Inc.*                                            5,636        631,232
                                                                   ------------
RETAIL-BUILDING PRODUCTS - 2.42%
Home Depot, Inc.                                          13,287        496,004
Lowe's Companies, Inc.                                    14,582        439,501
                                                                   ------------
                                                                        935,505
                                                                   ------------
RETAIL-DISCOUNT - 2.76%
Wal-Mart Stores, Inc.                                     21,700      1,069,376
                                                                   ------------
RETAIL-JEWELRY - 0.94%
Zale Corp.*                                               12,640        364,538
                                                                   ------------
RETAIL-OFFICE SUPPLIES - 1.16%
Office Depot, Inc.*                                       10,680        448,453
                                                                   ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
Retail-Restaurant/Specialty - 2.94%
McDonald's Corp.                                          14,926   $    625,698
OSI Restaurant Partners, Inc.                             15,411        512,724
                                                                   ------------
                                                                      1,138,422
                                                                   ------------
SAVINGS & LOANS - 1.46%
Washington Mutual, Inc.                                   13,349        564,663
                                                                   ------------
SEMICONDUCTORS - 3.01%
Intel Corp.                                               54,528      1,163,628
                                                                   ------------
TOBACCO - 2.08%
Altria Group, Inc.                                         9,895        804,760
                                                                   ------------
TOTAL COMMON STOCK
  (Cost - $30,506,925)                                               37,692,517
                                                                   ------------
SHORT TERM INVESTMENTS - 2.69%
Milestone Treasury Obligation Portfolio -
  Institutional Class, 5.15%                             239,745        239,745
Rydex Series Trust
  US Govt Money Market, 4.37%                            800,000        800,000
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $1,039,745)                                                 1,039,745
                                                                   ------------
TOTAL INVESTMENTS - 100.05%
  (Cost - $31,546,670)                                               38,732,262
OTHER ASSETS LESS LIABILITIES - (0.05)%                                 (18,916)
                                                                   ------------
NET ASSETS - 100.00%                                               $ 38,713,346
                                                                   ============

----------
* Non-income producing security.

                See accompanying notes to financial statements.

                          DUNHAM REAL ESTATE STOCK FUND
                          MESSAGE FROM THE SUB-ADVISER

LEE MUNDER CAPITAL GROUP
BOSTON, MASSACHUSETTS

This is the annual report for the Dunham Real Estate Stock Fund.

The real estate market, as measured by the Dow Jones Wilshire Real Estate Index, rebounded nicely in the third quarter, posting double-digit returns. Year-to-date, the index is up over 32% as of October 31, 2006 despite a temporary setback in the second quarter. Office REITs and apartment REITs continued to perform well, while manufactured homes and lodging/resorts REITs were the laggards, especially at the beginning of the third quarter.

Apartment REITs contributed the most to the manager's performance, followed by office properties and shopping centers. Hotel REITs deducted from performance in the third quarter 2006. The manager's biggest weighting remains in apartments, followed by office properties and regional malls.

Distribution facility and service provider, ProLogis (PLD), performed well, returning over 11% in the third quarter. ProLogis' stock performed well in the third quarter and advanced in September after announcing their acquisition of a prime industrial building in southern California to expand its distribution facility services.

Public Storage, Inc. (PSA), a real estate investment trust primarily investing in mini-warehouses, was one of the biggest contributors in the third quarter. After completing the acquisition of rival, Shurgard Storage Centers, Inc., Public Storage got a boost as its preferred stock was upgraded by Moody's.

Simon Property Group, Inc. (SPG) remains an important holding in the portfolio and contributed the most to portfolio performance in absolute terms in the third quarter 2006. SPG returned over 30% in the third quarter, as the manager started trimming its position.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

REAL ESTATE STOCK
CLASS N                          DJ WILSHIRE REAL ESTATE
                       Fund
                       Value            Value
12/10/2004            10,000           10,000
 1/31/2005             9,271            9,334
 4/30/2005             9,951            9,979
 7/31/2005            11,480           11,673
10/31/2005            10,816           11,051
 1/31/2006            12,065           12,420
 4/30/2006            12,507           12,886
 7/31/2006            13,083           13,705
10/31/2006            14,541           15,364

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 34.45%
Since Inception (December 10, 2004) ..... 21.90%

The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Simon Property Group, Inc. ..............................................  8.44%
ProLogis.................................................................  6.70%
Camden Property Trust....................................................  6.05%
Essex Property Trust, Inc. ..............................................  5.94%
Developers Diversified Realty Corp.......................................  5.46%
Public Storage, Inc. ....................................................  5.34%
Kimco Realty Corp. ......................................................  5.26%
Alexandria Real Estate Equities, Inc. ...................................  4.56%
CBL & Associates Properties, Inc. .......................................  4.34%
Corporate Office Properties Trust........................................  4.34%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

 [The following table was represented as a pie chart in the printed material.]

          REITs - Storage                                        5.34%
          Real Estate Development                                2.16%
          REITs- Mortgages                                       2.05%
          REITs - Apartments                                    24.81%
          REITs - Office Property                               20.43%
          REITs - Warehouse                                     11.25%
          REITs - Regional Malls                                12.78%
          REITs - Shopping Centers                              10.72%
          REITs - Hotels                                         6.03%
          Cash Equivalents                                       4.43%

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
COMMON STOCK - 95.88%
REAL ESTATE DEVELOPMENT - 2.17%
Brookfield Properties Corp.                                6,685   $    253,295
                                                                   ------------
REITS - APARTMENTS - 24.89%
Apartment Investment & Management Co. - Cl.A               4,683        268,429
Archstone-Smith Trust                                      4,250        255,892
Avalonbay Communities, Inc.                                3,584        469,719
Camden Property Trust                                      8,785        709,125
Essex Property Trust, Inc.                                 5,230        697,054
Mid-America Apartment Community                            5,710        363,441
United Dominion Realty Trust, Inc.                         4,483        145,115
                                                                   ------------
                                                                      2,908,775
                                                                   ------------
REITS - HOTELS - 6.05%
Host Hotels & Resorts, Inc.                                9,668        222,944
Innkeepers USA Trust                                      14,721        252,465
Starwood Hotels & Resorts Worldwide, Inc.                  3,870        231,194
                                                                   ------------
                                                                        706,603
                                                                   ------------
REITS - MORTGAGES - 2.05%
Gramercy Capital Corp.                                     8,612        240,275
                                                                   ------------
REITS - OFFICE PROPERTY - 20.49%
Alexandria Real Estate Equities, Inc.                      5,365        534,891
BioMed Realty Trust, Inc.                                  7,466        240,629
Boston Properties, Inc.                                    2,194        234,385
Brandywine Realty Trust                                    6,831        227,882
Corporate Office Properties Trust                         10,649        508,916
SL Green Realty Corp.                                      2,047        247,789
Vornado Realty Trust                                       3,362        400,918
                                                                   ------------
                                                                      2,395,410
                                                                   ------------
REITS - REGIONAL MALLS - 12.82%
CBL & Associates Properties, Inc.                         11,649        509,411
Simon Property Group, Inc.                                10,189        989,352
                                                                   ------------
                                                                      1,498,763
                                                                   ------------
REITS - SHOPPING CENTERS - 10.76%
Developers Diversified Realty Corp.                       10,521        640,729
Kimco Realty Corp.                                        13,881        616,733
                                                                   ------------
                                                                      1,257,462
                                                                   ------------
REITS - STORAGE - 5.36%
Public Storage, Inc.                                       6,982        626,355
                                                                   ------------
REITS - WAREHOUSE - 11.29%
EastGroup Properties, Inc.                                 4,172        222,076
First Industrial Realty Trust, Inc.                        6,782        311,769
ProLogis                                                  12,413        785,371
                                                                   ------------
                                                                      1,319,216
                                                                   ------------
TOTAL COMMON STOCK
  (Cost - $8,312,919)                                                11,206,154
                                                                   ------------
SHORT TERM INVESTMENTS - 4.44%
Milestone Treasury Obligation Portfolio -
  Institutional Class, 5.15%                             319,194        319,194
Rydex Series Trust
  US Govt Money Market, 4.37%                            200,000        200,000
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $519,194)                                                     519,194
                                                                   ------------
TOTAL INVESTMENTS - 100.32%
  (Cost - $8,832,113)                                                11,725,348
OTHER ASSETS LESS LIABILITIES - (0.32%)                                 (36,875)
                                                                   ------------
NET ASSETS - 100.00%                                               $ 11,688,473
                                                                   ============

----------
REIT - Real Estate Investment Trust

                See accompanying notes to financial statements.

                         DUNHAM INTERNATIONAL STOCK FUND
                          MESSAGE FROM THE SUB-ADVISER

NEUBERGER BERMAN MANAGEMENT INC.
NEW YORK, NEW YORK

This is the annual report for the Dunham International Stock Fund.

International markets, as measured by the MSCI All Country World ex. USA Index, rebounded in the third quarter, returning just above 2%. The return in local currencies was marginally better than in US-dollar terms as the US-dollar strengthened against foreign currencies represented in the index. Europe continued to perform well, especially Belgium, up over 10% in the third quarter. The manager's overweight in the UK continued to add value in relative and absolute terms as the UK outperformed the index by posting a return of over 3%.

Neuberger Berman's overweight in Western Europe added value in the third quarter, as the region outperformed the index. Additionally superior stock selection in the region contributed positively, making western Europe the top contributor to portfolio performance in the third quarter.

Among the biggest contributors lately were the manager's positions in information technology, consumer staples and energy.

The manager's overweight in energy put pressure on performance towards the end of the quarter as crude oil fell up to 20% in the third quarter. Nevertheless, the manager's superior stock selection in the energy sector helped somewhat. Additionally, the overweight in consumer discretionary turned out to be a difficult play in some regions, as signs of a slowing economy emerged. However, as the economic cycle is in a different part of the cycle in the various regions/countries, the exposure is somewhat less of an issue.

Neuberger still views the energy sector as attractive as the fundamentals are still intact, a view expressed in the second quarter and still valid today. The most attractive opportunities continue to be found in the mid-capitalization range.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

INTERNATIONAL STOCK
CLASS N                            MSCI ACW EX US
                      Fund
                      Value             Value
12/10/2004            10,000           10,000
 1/31/2005            10,096           10,386
 4/30/2005             9,743           10,341
 7/31/2005            10,385           10,993
10/31/2005            10,738           11,424
 1/31/2006            12,707           13,240
 4/30/2006            13,827           14,286
 7/31/2006            12,569           13,753
10/31/2006            13,337           14,728

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 24.21%
Since Inception (December 10, 2004) ..... 16.45%

The MSCI All Country World Index ex US is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Anglo Irish Bank Corp. PLC...............................................  3.04%
Porsche AG...............................................................  2.67%
Punch Taverns PLC........................................................  2.50%
Vodafone Group PLC SP - ADR .............................................  2.39%
CRH PLC..................................................................  2.29%
Barclays PLC.............................................................  2.18%
Burren Energy PLC........................................................  2.09%
Redrow PLC...............................................................  2.03%
InBev NV.................................................................  1.85%
William Hill PLC.........................................................  1.79%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

 [The following table was represented as a pie chart in the printed material.]

          Australia                                              5.08%
          Belgium                                                4.59%
          Brazil                                                 3.76%
          United Kingdom                                        18.79%
          Other                                                 14.26%
          Japan                                                 13.81%
          Canada                                                 9.89%
          Ireland                                                9.49%
          Germany                                                7.14%
          Cash Equivalents                                       6.93%
          France                                                 6.26%

SCHEDULE OF INVESTMENTS
DUNHAM INTERNATIONAL STOCK FUND
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
COMMON STOCK - 92.55%
ADVERTISING - 0.81%
Ipsos                                                      6,857   $    261,422
                                                                   ------------
AUTOMOBILE EQUIPMENT - 1.99%
Bosch Corp.                                               15,000         84,631
F.C.C. Co., Ltd.                                          24,200        555,657
                                                                   ------------
                                                                        640,288
                                                                   ------------
AUTOMOBILES - 4.42%
Nissan Motor Co. Ltd  SP-ADR                              23,779        569,269
Porsche AG - Preferred                                       732        853,365
                                                                   ------------
                                                                      1,422,634
                                                                   ------------
BEVERAGES - 1.11%
C&C Group PLC                                             21,562        357,220
                                                                   ------------
BREWERY - 1.84%
InBev NV                                                  10,508        592,004
                                                                   ------------
BUILDING PRODUCTS - 4.35%
CRH PLC                                                   20,741        731,182
Marazzi Gruppo Ceramiche SPA - 144A                       25,300        301,929
Titan Cement Co. SA                                        4,010        210,460
Wavin NV*                                                 10,530        155,904
                                                                   ------------
                                                                      1,399,475
                                                                   ------------
BUILDING-RESIDENTIAL - 3.85%
Barratt Developments PLC                                  19,310        398,854
Kaufman & Broad S.A.                                       3,290        189,385
Redrow PLC                                                55,501        650,469
                                                                   ------------
                                                                      1,238,708
                                                                   ------------
CHEMICALS - 1.45%
Aica Kogyo Co., Ltd.                                       8,500        107,452
Wacker Chemie AG* - 144A                                   3,012        358,258
                                                                   ------------
                                                                        465,710
                                                                   ------------
COMMERCIAL BANKS - 11.15%
Allied Irish Banks PLC                                    15,655        427,601
Anglo Irish Bank Corp. PLC                                54,411        973,659
Barclays PLC                                              51,671        697,231
BNP Paribas SA                                             3,181        349,777
Depfa Bank PLC                                            14,660        246,616
Fortis                                                     7,510        315,265
Societe Generale                                           1,799        298,961
Swedbank AB - ADR                                          8,400        275,099
                                                                   ------------
                                                                      3,584,209
                                                                   ------------
COMMERCIAL SERVICES - 1.73%
MacDonald, Dettwiler and
Associates Ltd.*                                          10,490        391,251
Pasona, Inc.                                                  82        165,183
                                                                   ------------
                                                                        556,434
                                                                   ------------
COMPUTER EQUIPMENT - 2.73%
TPV Technology Ltd.                                      583,000        484,819
Wincor Nixdorf AG                                          2,839        393,158
                                                                   ------------
                                                                        877,977
                                                                   ------------
CONSULTING SERVICES - 0.77%
RPS Group PLC                                             55,754        247,762
                                                                   ------------
COSMETICS - 0.28%
Sarantis SA                                                9,340         90,601
                                                                   ------------
DIVERSIFIED MANUFACTURING - 0.90%
Aalberts Industries N.V.                                   3,692        289,807
                                                                   ------------
DIVERSIFIED MINERALS - 2.82%
Companhia Vale do Rio Doce SP - ADR                       22,100        480,012
Paladin Resources Ltd.*                                   95,570        426,731
                                                                   ------------
                                                                        906,743
                                                                   ------------
ELECTRONICS - 0.11%
EVS Broadcast Equipment S.A.                                 630         34,215
                                                                   ------------
ENGINEERING - 1.26%
Chiyoda Corp.                                             16,000        289,531
Takuma Co., Ltd.                                          22,000        114,737
                                                                   ------------
                                                                        404,268
                                                                   ------------
FINANCE - 1.85%
Acom Co.,Ltd                                               5,770        221,629
Kensington Group PLC                                      21,610        372,792
                                                                   ------------
                                                                        594,421
                                                                   ------------
FOOD - 1.15%
Nissin Healthcare Food Service Co., Ltd.                   8,500        107,016
Sligro Food Group NV                                       4,431        262,982
                                                                   ------------
                                                                        369,998
                                                                   ------------
GAMBLING - 2.41%
Great Canadian Gaming Corp.* - 144A                       19,100        202,856
William Hill PLC                                          45,982        570,916
                                                                   ------------
                                                                        773,772
                                                                   ------------
HOME FURNISHINGS - 1.77%
Advanced Digital Broadcast Holdings*                       4,970        306,667
Nobia AB                                                   7,430        263,395
                                                                   ------------
                                                                        570,062
                                                                   ------------
INSURANCE - 0.24%
Milano Assicurazioni S.P.A                                 9,890         76,875
                                                                   ------------
INVESTMENT COMPANIES - 0.26%
Timbercorp Ltd.                                           36,688         82,902
                                                                   ------------
LEASURE & RECREATION PRODUCTS - 3.32%
Heiwa Corp.                                               24,900        327,310
Mars Engineering Corp.                                    20,000        383,253
Raymarine PLC                                              4,600         37,199
Sankyo Co., Ltd.                                           6,300        321,036
                                                                   ------------
                                                                      1,068,798
                                                                   ------------
MEDICAL - 1.72%
Hogy Medical Co., Ltd.                                     3,700        149,383
Nihon Kohden Corp.                                        11,700        219,709
OPG Groep N.V.                                               320         32,818
Rhoen-Klinikum AG                                          3,630        150,115
                                                                   ------------
                                                                        552,025
                                                                   ------------
MORTGAGE BANKS - 1.03%
Northern Rock PLC                                         14,502        331,074
                                                                   ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM INTERNATIONAL STOCK FUND (CONTINUED)
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
Multimedia- 1.33%
Corus Entertainment, Inc. - Cl.B                          11,300   $    426,101
                                                                   ------------
OIL & GAS - 17.73%
Addax Petroleum Corp.                                      8,190        188,806
Addax Petroleum Corp. - ADR - 144A                         2,700         62,244
Burren Energy PLC                                         42,108        667,775
Canadian Natural Resources Ltd.                           10,600        552,965
C.A.T Oil AG*                                                410          8,985
Centurion Energy International Inc.*                      44,900        369,074
Dragon Oil PLC*                                           99,785        298,792
Hardman Resources Ltd.*                                  342,360        545,767
Petroleo Brasileiro SA - ADR                               5,500        488,180
Prosafe ASA                                                4,320        276,070
Suncor Energy, Inc.                                        5,610        431,837
Talisman Energy, Inc.                                     32,600        536,811
Total Fina Elf SA - ADR                                    5,800        395,212
Tullow Oil PLC                                            41,598        309,018
Woodside Petroleum Ltd.                                   19,565        568,521
                                                                   ------------
                                                                      5,700,057
                                                                   ------------
PETROCHEMICALS - 0.73%
Ultrapar Participacoes S.A. SP - ADR                      12,065        233,458
                                                                   ------------
PHARMACEUTICALS - 0.50%
GlaxoSmithKline PLC - ADR                                  3,040        161,880
                                                                   ------------
PHOTO EQUIPMENT - 0.78%
Pentax Corp.                                              60,000        249,413
                                                                   ------------
PLASTIC PRODUCTS - 0.34%
Tenma Corp.                                                6,500        110,354
                                                                   ------------
REAL ESTATE - 0.61%
Renta Corp Real Estate SA* - 144A                          5,090        197,173
                                                                   ------------
Reinsurance -0.54%
Swiss Re - Reg                                             2,100        172,207
                                                                   ------------
Retail - Pubs - 2.48%
Punch Taverns PLC                                         40,689        798,539
                                                                   ------------
Semiconductors - 0.44%
ICOS Vision Systems N.V.*                                  3,820        140,907
                                                                   ------------
SOFTWARE - 0.50%
Gameloft*                                                  8,197         45,301
Tele Atlas NV*                                             6,224        116,698
                                                                   ------------
                                                                        161,999
                                                                   ------------
STEEL PIPE - 3.82%
Maruichi Steel Tube Ltd.                                   9,400        225,863
Sumitomo Metal Industries                                 57,000        214,075
Tenaris S.A. - ADR                                         8,450        326,086
Vallourec SA                                               1,859        462,686
                                                                   ------------
                                                                      1,228,710
                                                                   ------------
TELECOMMUNICATION - 4.59%
KT Corp. SP - ADR                                         15,660        350,471
SK Telecom Co., Ltd. - ADR                                15,000        361,200
Vodafone Group PLC SP - ADR                               29,625        765,806
                                                                   ------------
                                                                      1,477,477
                                                                   ------------
TIRES - 1.64%
Continental AG                                             4,720        527,678
                                                                   ------------
TRANSPORT SERVICES - 1.20%
Euronav SA                                                12,530        386,225
                                                                   ------------
TOTAL COMMON STOCK
  (Cost - $24,815,948)                                               29,761,582
                                                                   ------------
SHORT TERM INVESTMENT - 6.89%
Milestone Treasury Obligation
Portfolio- Institutional Class, 5.15%
  (Cost - $2,214,646)                                  2,214,646      2,214,646
                                                                   ------------
TOTAL INVESTMENTS - 99.44%
  (Cost - $27,030,594)                                               31,976,228
Other assets less liabilities - 0.56%                                   180,699
                                                                   ------------
NET ASSETS - 100.00%                                               $ 32,156,927
                                                                   ============

----------
* Non-income producing security
ADR - American Depositary Receipts

                See accompanying notes to financial statements.

                           DUNHAM SMALL CAP VALUE FUND
                          MESSAGE FROM THE SUB-ADVISER

DENVER INVESTMENT ADVISORS LLC
DENVER, COLORADO

This is the annual report for the Dunham Small Cap Value Fund.

Small cap value stocks continued to outperform small cap growth stocks in the last twelve months ended October 31, 2006 by 583 bps. In the third quarter, ten out of the twelve sectors in the Russell 2000 Value Index posted positive results, led by the integrated oils, followed by utilities. Laggards in the third quarter included the automobiles and transportation sector and the other energy sector.

Among the top contributors to portfolio performance were Belden CDT, Inc., Diana Shipping, Inc., and Owens & Minor, Inc. High-speed electronic cables manufacturer, Belden CTD, Inc. (BDC), returned over 16% in the third quarter after BDC reported an increase in its second quarter EBIDA of 48%. Owens & Minor, Inc. (OMI) and Diana Shipping, Inc. (DSX) returned 18.20% and 25.89%, respectively.

Sauer-Danfoss, Inc. (SHS) designs, manufactures and sells hydraulic systems and components for off-highway mobile equipment. This holding was among the top performers in the portfolio in the second quarter, returning over 9.40%. The stock lost close to 7% in the third quarter. The decline in the stock prices was initiated by SEC filings in early July, indicating that Sauer-Danfoss CEO, David
J. Anderson, has started to reduce his stake in the company.

The manager is comfortable with the positioning of the portfolio and continues to find attractively priced opportunities as the market currently is less risk averse and higher quality companies' stock prices came under pressure. The current environment for Denver's approach to invest only in companies paying dividends is difficult; nevertheless, it allows the manager to upgrade the quality of the portfolio holdings at attractive prices.

The manager adjusted the portfolio as the market went though an inflection point favoring riskier stocks earlier in the quarter. The recent adjustments position the portfolio well with the current market environment.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

SMALL CAP VALUE
CLASS N                           RUSSELL 2000 VALUE
                      Fund
                      Value             Value
12/10/2004            10,000           10,000
 1/31/2005            10,040            9,894
 4/30/2005             9,015            9,373
 7/31/2005            10,246           10,975
10/31/2005             9,531           10,436
 1/31/2006            10,528           11,668
 4/30/2006            10,630           12,265
 7/31/2006            10,240           11,736
10/31/2006            11,173           12,826

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 17.22%
Since Inception (December 10, 2004) .....  6.04%

The Russell 2000 Value Index measures the performance of the 2000 smallet companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Belden CDT, Inc........................................................    4.27%
Associated Estates Realty Corp.........................................    2.88%
Ennis, Inc.............................................................    2.81%
Berry Petroleum Co. Cl. - A............................................    2.63%
Lincoln Electric Holdings..............................................    2.57%
Gulf Island Abrication, Inc............................................    2.43%
Advanta Corp. - Cl.B...................................................    2.39%
Platinum Underwriters Holdings.........................................    2.37%
Sauer- Danfoss, Inc....................................................    2.37%
Clark, Inc.............................................................    2.30%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

 [The following table was represented as a pie chart in the printed material.]

          Health Care                                            2.87%
          Materials                                              2.16%
          Financial                                             27.46%
          Consumer Discretionary                                25.98%
          Industrial                                            20.42%
          Energy                                                 7.07%
          Information Technology                                 6.83%
          Utilities                                              3.62%
          Cash Equivalents                                       3.59%

SCHEDULE OF INVESTMENTS
DUNHAM SMALL CAP VALUE FUND
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
COMMON STOCK - 96.28%
APPAREL - 1.45%
Cherokee, Inc.                                             8,160   $    326,482
                                                                   ------------
BUILDING MATERIALS - 3.09%
Lennox International, Inc.                                17,800        479,888
LSI Industries, Inc.                                      12,045        216,208
                                                                   ------------
                                                                        696,096
                                                                   ------------
CHEMICALS - 1.01%
Schulman, Inc.                                             9,400        227,574
                                                                   ------------
COMMERCIAL BANKS - 9.06%
First Community Bancorp                                    7,770        415,462
Flagstar Bancorp, Inc.                                    17,285        259,794
Hanmi Financial Corp.                                     22,180        473,987
PFF Bancorp, Inc.                                          5,255        162,957
Southwest Bancorp, Inc.                                   11,400        309,054
Westamerica Bancorp                                        8,375        417,494
                                                                   ------------
                                                                      2,038,748
                                                                   ------------
COMMERCIAL SERVICES - 4.27%
CDI Corp.                                                 13,920        329,069
Ennis, Inc.                                               27,455        630,641
                                                                   ------------
                                                                        959,710
                                                                   ------------
COMMUNICATIONS - 1.62%
Inter-Tel, Inc.                                           17,560        363,316
                                                                   ------------
DISTRIBUTION WHOLESALES - 1.72%
Owens & Minor, Inc.                                       12,300        387,573
                                                                   ------------
ELECTRONIC COMPONENTS - 7.21%
Belden CDT, Inc.                                          26,520        960,024
Bel Fuse, Inc. - Cl.B                                      9,139        325,531
X-Rite, Inc.                                              29,755        336,529
                                                                   ------------
                                                                      1,622,084
                                                                   ------------
FINANCE - 5.83%
Advanta Corp. - Cl.B                                      13,680        536,803
Cash America International, Inc.                           8,805        363,911
SWS Group, Inc.                                           14,775        410,597
                                                                   ------------
                                                                      1,311,311
                                                                   ------------
GAS - 3.61%
Cascade Natural Gas Corp.                                  9,125        234,877
Northwest Natural Gas Co.                                  6,160        254,839
South Jersey Industries, Inc.                             10,420        322,291
                                                                   ------------
                                                                        812,007
                                                                   ------------
HEALTHCARE PRODUCTS - 1.49%
Meridian Bioscience, Inc.                                 14,510        334,455
                                                                   ------------
HOUSEHOLD PRODUCTS - 2.91%
Lancaster Colony Corp.                                     6,755        273,915
The Yankee Candle Co.                                     11,265        381,320
                                                                   ------------
                                                                        655,235
                                                                   ------------
INDUSTRIAL - 2.57%
Lincoln Electric Holdings                                  9,395        577,699
                                                                   ------------
INSURANCE - 8.28%
Assured Guaranty Ltd.                                     12,575        316,513
Clark, Inc.                                               41,270        516,288
Max Re Capital Ltd.                                       21,320        496,330
Platinum Underwriters Holdings                            17,865        533,449
                                                                   ------------
                                                                      1,862,580
                                                                   ------------
INVESTMENT COMPANIES - 2.17%
MCG Capital Corp.                                         27,200        487,424
                                                                   ------------
LEISURE - 1.41%
Callaway Golf Co.                                         23,660        317,754
                                                                   ------------
MACHINERY - 2.37%
Sauer-Danfoss, Inc.                                       20,080        532,522
                                                                   ------------
OIL & GAS - 7.06%
Berry Petroleum Co. - Cl.A                                19,820        591,627
Cabot Oil & Gas Corp. - Cl.A                               8,520        450,793
Gulf Island Abrication, Inc.                              18,520        544,858
                                                                   ------------
                                                                      1,587,278
                                                                   ------------
PAPER & PAPER PRODUCTS - 1.84%
Albany International Corp. - Cl.A                         12,310        413,739
                                                                   ------------
PHARMACEUTICAL - 1.37%
Perrigo                                                   17,290        309,318
                                                                   ------------
PLASTICS - 1.15%
Spartech Corp.                                             9,405        257,697
                                                                   ------------
REITS - APARTMENTS - 2.88%
Associated Estates Realty Corp.                           39,375        647,719
                                                                   ------------
REITS - HOTELS - 1.55%
Equity Inns, Inc.                                         20,790        348,856
                                                                   ------------
REITS - OFFICE PROPERTY - 1.56%
Parkway Properties, Inc.                                   7,130        351,794
                                                                   ------------
RENTAL & LEASING SERVICES - 1.89%
Aaron Rents, Inc.                                         17,045        424,080
                                                                   ------------
RETAIL - APPAREL - 1.16%
Stage Stores, Inc.                                         8,025        260,090
                                                                   ------------
RETAIL - CONVENIENCE STORE - 2.03%
Casey's General Store, Inc.                               18,775        455,669
                                                                   ------------
RETAIL - JEWELRY STORE - 2.15%
Movado Group                                              18,790        483,842
                                                                   ------------
RETAIL - RESTAURANT/SPECIALTY - 3.42%
Bob Evans Farms, Inc.                                     13,665        463,380
Ruby Tuesday, Inc.                                        11,020        305,805
                                                                   ------------
                                                                        769,185
                                                                   ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM SMALL CAP VALUE FUND (CONTINUED)
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
Software - 1.22%
Blackbaud, Inc.                                           11,025   $    275,625
                                                                   ------------
TECHNOLOGY DISTRIBUTORS - 1.04%
Richardson Electronics, Ltd.                              24,410        234,092
                                                                   ------------
Transportation - 5.89%
Diana Shipping, Inc.                                      23,345        349,008
OMI Corp.                                                 16,040        358,013
Ship Finance International Ltd.                           10,035        211,437
Tsakos Energy Navigation Ltd.                              9,145        405,489
                                                                   ------------
                                                                      1,323,947
                                                                   ------------
TOTAL COMMON STOCK
  (Cost - $20,238,808)                                               21,655,501
                                                                   ------------
SHORT TERM INVESTMENTS - 3.59%
Milestone Treasury Obligation Portfolio -
  Institutional Class, 5.15%                             507,032        507,032
Rydex Series Trust
  US Govt Money Market, 4.37%                            300,000        300,000
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $807,032)                                                     807,032
                                                                   ------------
TOTAL INVESTMENTS - 99.87%
  (Cost - $21,045,840)                                               22,462,533
OTHER ASSETS LESS LIABILITIES - 0.13%                                    28,221
                                                                   ------------
NET ASSETS - 100.00%                                               $ 22,490,754
                                                                   ============

                See accompanying notes to financial statements.

                          DUNHAM LARGE CAP GROWTH FUND
                          MESSAGE FROM THE SUB-ADVISER

RIGEL CAPITAL, LLC.
SEATTLE, WASHINGTON

This is the annual report for the Dunham Large Cap Growth Fund.

Large cap value stocks outperformed large cap growth stocks by over 10% for the year ended October 31, 2006.

Although large cap growth stocks outperformed large cap value stocks in August and September by 1.45% and 0.75% respectively, the cumulative outperformance wasn't good enough to make up for the underperformance of large cap growth stocks in July of over 4%. The third quarter 2006 marks the third consecutive quarter of large cap value stocks outperforming large cap growth stocks.

More recently, nine out of twelve sectors in the Russell 1000 Growth Index were in positive territory in the third quarter. The technology sector led the way, returning more than 10% followed by integrated oils and health care. On the other side of the spectrum, the other energy sector lost more than 15% followed by automobiles and transportation, losing 7.5%.

Utility company AT&T, Inc. (T) contributed the most to portfolio performance, returning over 20% in the third quarter. The return is even more impressive compared to the utilities sector return of 5.6%. BellSouth Corporation (BLS) further illustrated superior stock picking skills in the utility sector, as the company significantly outperformed its benchmark by posting a return of over 20%.

Health care company Baxter International, Inc. (BAX), a company that focuses on developing and manufacturing vaccines, returned over 22% in the third quarter. The stock advanced in mid July after Baxter exceeded growth in sales and earnings expectations in the second quarter.

Despite losing 3.39% in the third quarter, energy company, Noble Energy, Inc.
(NBL) added value relative to portfolio performance as the sector benchmark lost over 15% in the quarter.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

LARGE CAP GROWTH
CLASS N                         RUSSELL 1000 GROWTH
                      Fund
                      Value             Value
12/10/2004            10,000           10,000
 1/31/2005            10,043            9,855
 4/30/2005             9,849            9,592
 7/31/2005            10,799           10,509
10/31/2005            10,734           10,320
 1/31/2006            11,629           10,920
 4/30/2006            11,868           11,049
 7/31/2006            10,986           10,429
10/31/2006            11,153           11,439

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 3.90%
Since Inception (December 10, 2004) ..... 5.94%

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Morgan Stanley...........................................................  3.24%
Cognizant Technology Solutions...........................................  3.16%
AT&T, Inc................................................................  3.13%
Baxter International, Inc................................................  3.03%
United Technologies Corp.................................................  3.03%
General Electric Corp....................................................  2.78%
Principal Financial Group................................................  2.78%
Wells Fargo & Co.........................................................  2.72%
Praxair, Inc.............................................................  2.67%
Walt Disney Co...........................................................  2.65%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

  [The following table was represented as a pie chart in the printed material.]

          Materials                                              3.94%
          Other                                                  3.01%
          Health Care                                           20.79%
          Financials                                            15.67%
          Industrials                                           12.46%
          Information Technology                                10.65%
          Consumer Discretionary                                 9.26%
          Cash Equivalents                                       8.90%
          Telecommunication Services                             7.74%
          Consumer Staples                                       7.58%

SCHEDULE OF INVESTMENTS
DUNHAM LARGE CAP GROWTH FUND
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
COMMON STOCK - 94.20%
AEROSPACE - 4.63%
General Dynamics Corp.                                     8,945   $    635,990
United Technologies Corp.                                 20,225      1,329,187
                                                                   ------------
                                                                      1,965,177
                                                                   ------------
AUTO MANUFACTURERS - 1.75%
Paccar, Inc.                                              12,525        741,605
                                                                   ------------
BANKS - 6.91%
State Street Corp.                                        12,975        833,384
US Bancorp                                                26,840        908,266
Wells Fargo & Co.                                         32,890      1,193,578
                                                                   ------------
                                                                      2,935,228
                                                                   ------------
BEVERAGES - 2.44%
PepsiCo, Inc.                                             16,325      1,035,658
                                                                   ------------
BIOTECHNOLOGY - 2.11%
Celgene Corp.*                                            16,750        895,120
                                                                   ------------
CHEMICALS - 4.07%
Ecolab, Inc.                                              12,300        557,805
Praxair, Inc.                                             19,430      1,170,657
                                                                   ------------
                                                                      1,728,462
                                                                   ------------
COMMERCIAL SERVICES - 1.14%
Alliance Data Systems Corp.*                               7,950        482,724
                                                                   ------------
COMPUTERS - 7.70%
Apple Computer, Inc.*                                      8,480        687,558
Cognizant Technology Solutions*                           18,425      1,387,034
Hewlett Packard Co.                                       24,150        935,571
Network Appliance, Inc.*                                   7,100        259,150
                                                                   ------------
                                                                      3,269,313
                                                                   ------------
COSMETICS / TOILETRIES - 3.78%
Colgate Palmolive Co.                                      9,925        634,902
Procter & Gamble Co.                                      15,300        969,867
                                                                   ------------
                                                                      1,604,769
                                                                   ------------
ELECTRONICS - 4.98%
Amphenol Corp. - class A                                   8,240        559,496
Emerson Electric Co.                                       4,250        358,700
Fisher Scientific International, Inc.*                     2,975        254,720
Garmin Ltd.                                                2,915        155,690
TXU Corp.                                                 12,480        787,862
                                                                   ------------
                                                                      2,116,468
                                                                   ------------
FINANCE - 4.47%
Chicago Mercantile Exchange                                  950        475,950
Morgan Stanley                                            18,625      1,423,509
                                                                   ------------
                                                                      1,899,459
                                                                   ------------
FOOD - 1.62%
Hormel Foods Corp.                                         9,350        337,629
Kellogg Co.                                                6,977        351,013
                                                                   ------------
                                                                        688,642
                                                                   ------------
HEALTHCARE PRODUCTS - 9.08%
Baxter International, Inc.                                28,975      1,331,981
CR Bard, Inc.                                              6,100        499,956
Johnson & Johnson                                         16,850      1,135,690
Stryker Corp.                                             17,020        889,976
                                                                   ------------
                                                                      3,857,603
                                                                   ------------
HEALTHCARE SERVICES - 2.74%
Laboratory Corp. of America*                               7,109        486,895
WellPoint, Inc.*                                           8,875        677,340
                                                                   ------------
                                                                      1,164,235
                                                                   ------------
HOUSEHOLD PRODUCTS - 0.48%
Clorox Co.                                                 3,140        202,718
                                                                   ------------
INSURANCE - 4.81%
Chubb Corp.                                               15,530        825,419
Principal Financial Group                                 21,575      1,218,772
                                                                   ------------
                                                                      2,044,191
                                                                   ------------
MEDIA - 4.35%
The DIRECTV Group*                                        30,675        683,439
Walt Disney Co.                                           36,950      1,162,447
                                                                   ------------
                                                                      1,845,886
                                                                   ------------
METAL - 0.98%
Precision Castparts Corp.                                  6,100        415,166
                                                                   ------------
MISCELLANEOUS MANUFACTURING - 4.94%
Danaher Corp.                                              8,000        574,160
Dover Corp.                                                6,300        299,250
General Electric Co.                                      34,825      1,222,706
                                                                   ------------
                                                                      2,096,116
                                                                   ------------
OIL - 1.25%
Marathon Oil Corp.                                         2,950        254,880
Noble Energy, Inc.                                         5,701        277,240
                                                                   ------------
                                                                        532,120
                                                                   ------------
PHARMACEUTICALS - 7.56%
Amerisource Bergen Corp.                                   8,500        401,200
AstraZeneca PLC - ADR                                     10,580        621,046
Gilead Sciences, Inc.*                                    15,340      1,056,926
Novartis AG - ADR                                          4,750        288,468
Schering Plough Corp.                                     38,075        842,980
                                                                   ------------
                                                                      3,210,620
                                                                   ------------
RETAIL - DEPARTMENT STORE - 1.67%
Kohl's Corp.*                                             10,025        707,765
                                                                   ------------
RETAIL - OFFICE SUPPLIES - 1.95%
Office Depot, Inc.*                                       19,744        829,051
                                                                   ------------
SOFTWARE - 0.78%
Oracle Corp.*                                             18,000        332,460
                                                                   ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM LARGE CAP GROWTH FUND (CONTINUED)
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
TELECOMMUNICATIONS - 8.01%
Amdocs Ltd.*                                              28,425   $  1,101,753
AT&T, Inc.                                                40,075      1,372,569
Bellsouth Corp.                                           20,515        925,226
                                                                   ------------
                                                                      3,399,548
                                                                   ------------
TOTAL COMMON STOCK
  (Cost - $36,998,339)                                               40,000,104
                                                                   ------------
SHORT TERM INVESTMENTS - 9.20%
Milestone Treasury Obligation Portfolio -
  Institutional Class, 5.15%                           2,105,785      2,105,785
Rydex Series Trust
  US Govt Money Market, 4.37%                          1,800,000      1,800,000
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $3,905,785)                                                 3,905,785
                                                                   ------------
TOTAL INVESTMENTS - 103.40%
  (Cost - $40,904,124)                                               43,905,889
OTHER ASSETS LESS LIABILITES - (3.40)%                               (1,443,985)
                                                                   ------------
NET ASSETS - 100.00%                                               $ 42,461,904
                                                                   ============

----------
* Non-income producing security
ADR - American Depositary Receipts

                See accompanying notes to financial statements.

                          DUNHAM SMALL CAP GROWTH FUND
                          MESSAGE FROM THE SUB-ADVISER

PIER CAPITAL LLC
STAMFORD, CONNECTICUT

This is the annual report for the Dunham Small Cap Growth Fund.

The manager reiterated its defensive stance this past quarter and continued to seek holdings with high earnings quality. Small cap growth stocks found large volatility during the third quarter, as sectors that flourished in the second quarter became stumbling blocks in the third. The automobiles and transportation sector experienced a negative return of -11.97%, underperforming the Russell 2000 Growth Index by over 1,000 bps, after outperforming the benchmark by the same margin in the second quarter. Such extreme shifts caused Pier to seek haven in companies that have strategic advantages in their industry.

Corrections Corporation of America (CXW), which owns correctional and detention facilities, provided strong returns this past quarter as the demand for space for inmate populations has increased. Corrections Corp. returned 20.27%, exceeding the consumer discretionary sector return by over 2,000 bps.

Pier historically has found favor in healthcare companies that focus on medical devices or pharmaceutical development/distribution. This quarter was less rewarding for such companies, as expiring patents and larger cash outflows caused large losses in the current unforgiving environment. The manager felt that many of these price reductions were exaggerated, but nevertheless responded by reducing their exposure to healthcare to mitigate additional losses in the sector.

The falling housing market and slowing economy pose large concerns for Pier, causing the manager to shed companies that underperform in lackluster economic conditions. Despite strong performances, retail companies California Pizza Kitchen (CPKI) and Red Robin Gourmet Burgers (RRGB) have been removed from the portfolio, and the manager plans to add them back after the expected economic struggle subsides.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

SMALL CAP GROWTH
CLASS N                        RUSSELL 2000 GROWTH
                      Fund
                      Value             Value
12/10/2004            10,000           10,000
 1/31/2005            10,182            9,882
 4/30/2005             9,514            9,028
 7/31/2005            11,229           10,675
10/31/2005            10,533           10,215
 1/31/2006            12,225           11,817
 4/30/2006            12,460           12,290
 7/31/2006            10,992           10,838
10/31/2006            11,420           11,959

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 8.42%
Since Inception (December 10, 2004) ..... 7.28%

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Hologic, Inc.............................................................  2.98%
Corrections Corp. of America. ...........................................  2.73%
GFI Group, Inc...........................................................  2.22%
Pharmaceutical Product Development, Inc..................................  2.14%
Verifone Holdings, Inc.. ................................................  1.97%
Conceptus, Inc...........................................................  1.83%
Affiliated Managers Group, Inc...........................................  1.63%
Pediatrix Medical Group, Inc.............................................  1.52%
Strayer Education, Inc...................................................  1.51%
Chicago Bridge & Iron Co. NV.............................................  1.47%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

  [The following table was represented as a pie chart in the printed material.]

          Energy                                                 1.79%
          Telecommunication Services                             0.94%
          Information Technology                                22.09%
          Health Care                                           21.92%
          Industrial                                            17.67%
          Consumer Discretionary                                15.94%
          Financials                                            10.47%
          Cash                                                   6.98%
          Consumer Staples                                       2.20%

SCHEDULE OF INVESTMENTS
DUNHAM SMALL CAP GROWTH FUND
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
COMMON STOCK - 91.62%
ADVERTISING - 1.11%
Focus Media Holdings - ADR*                                2,500   $    132,225
Inventiv Health, Inc.*                                     4,800        137,280
                                                                   ------------
                                                                        269,505
                                                                   ------------
AEROSPACE - 1.20%
BE Aerospace, Inc.*                                       11,500        290,720
                                                                   ------------
BANKS - 2.70%
Commerce Bancorp, Inc.                                     4,500        157,140
East West Bancorp, Inc.                                    4,400        160,644
United Community Banks, Inc.                               6,400        201,216
Western Alliance Bancorp*                                  4,000        135,920
                                                                   ------------
                                                                        654,920
                                                                   ------------
COMMERCIAL SERVICES - 9.69%
Corrections Corp. of America*                             14,296        653,184
Geo Group, Inc*                                            6,250        237,500
Heartland Payment Systems, Inc.                            6,900        184,368
Iron Mountain, Inc.                                        4,300        186,491
Moody's Corp.                                              2,600        172,380
PeopleSupport, Inc.*                                       9,100        178,269
Pharmaceutical Product Development, Inc.                  16,152        511,211
WNS Holdings Ltd. - ADR*                                   7,700        229,075
                                                                   ------------
                                                                      2,352,478
                                                                   ------------
COMPUTER EQUIPMENT - 0.65%
Transact Technologies, Inc.*                              20,650        158,592
                                                                   ------------
COMPUTER SERVICES - 2.32%
Cognizant Technology Solutions Corp. - Cl. A*              3,816        287,268
Ness Technologies, Inc.*                                  18,746        277,066
                                                                   ------------
                                                                        564,334
                                                                   ------------
COMPUTER SYSTEMS - 1.42%
Radiant Systems, Inc.*                                    13,400        147,534
RiverBed Technology, Inc.*                                 8,200        196,554
                                                                   ------------
                                                                        344,088
                                                                   ------------
CONSTRUCTION SERVICES - 1.74%
Interline Brands, Inc.*                                   11,100        265,734
Williams Scotsman International, Inc.*                     6,700        157,651
                                                                   ------------
                                                                        423,385
                                                                   ------------
CONSULTING SERVICES - 2.65%
Advisory Board Co.*                                        2,900        160,138
Corporate Executive Board Co.                              1,900        170,658
Huron Consulting Group*                                    3,800        151,848
LECG Corp.                                                 8,200        161,458
                                                                   ------------
                                                                        644,102
                                                                   ------------
COSMETICS - 0.71%
Bare Escentuals, Inc.*                                     5,600        171,528
                                                                   ------------
E-COMMERCE - 0.64%
Nutri/System, Inc.*                                        2,500        154,200
                                                                   ------------
EDUCATION - 2.31%
New Oriental Education - ADR*                              8,234        198,439
Strayer Education, Inc.                                    3,200        361,984
                                                                   ------------
                                                                        560,423
                                                                   ------------
ELECTRONICS - 2.62%
Daktronics, Inc.                                           5,800        137,518
Fisher Scientific Intl.*                                   2,700        231,174
Flir Systems, Inc.*                                        5,200        166,088
Trimble Nagivation Ltd.*                                   2,180        100,760
                                                                   ------------
                                                                        635,540
                                                                   ------------
ENGINEERING SERVICES - 2.19%
Chicago Bridge & Iron Co. NY                              14,300        351,208
Jacobs Engineering Group, Inc.*                            2,400        181,296
                                                                   ------------
                                                                        532,504
                                                                   ------------
ENVIRONMENTAL CONTROL - 0.69%
Waste Connections, Inc.*                                   4,100        166,829
                                                                   ------------
FOOD - 0.68%
Whole Foods Market, Inc.                                   2,600        165,984
                                                                   ------------
FURNITURE - 1.39%
Herman Miller, Inc.                                        5,300        181,684
Knoll, Inc.                                                7,900        156,420
                                                                   ------------
                                                                        338,104
                                                                   ------------
HUMAN RESOURCES - 1.57%
Administaff,Inc                                            6,442        221,927
Resources Connection, Inc.*                                5,500        159,170
                                                                   ------------
                                                                        381,097
                                                                   ------------
INSURANCE - 1.65%
Ehealth, Inc.*                                             6,200        137,144
Navigators Group, Inc.*                                    5,600        263,592
                                                                   ------------
                                                                        400,736
                                                                   ------------
INTERNET - 3.11%
Aquantive, Inc.*                                           6,091        165,553
Checkfree Corp.*                                             862         34,032
Digitas, Inc.*                                            13,084        138,167
LoopNet, Inc.*                                            11,900        182,546
Opsware, Inc.*                                               168          1,527
Perficient, Inc.*                                         13,900        233,103
                                                                   ------------
                                                                        754,928
                                                                   ------------
INVESTMENT SERVICES - 5.97%
Affiliated Managers Group, Inc.*                           3,903        390,846
Eaton Vance Corp.                                          6,200        192,448
GFI Group, Inc.*                                           9,200        530,564
Intercontinental Exchange, Inc.*                           1,900        160,398
T. Rowe Price Group, Inc.                                  3,700        175,047
                                                                   ------------
                                                                      1,449,303
                                                                   ------------
MEDICAL HMO - 0.67%
Centene Corp.*                                             6,900        162,771
                                                                   ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM SMALL CAP GROWTH FUND (CONTINUED)
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
MEDICAL INSTRUMENTS - 4.12%
Conceptus, Inc.*                                          22,100   $    438,022
Dexcom, Inc.*                                              8,500         74,800
DJO, Inc.*                                                 3,500        140,805
Foxhollow Technologies, Inc.*                              4,300        150,543
Intuitive Surgical, Inc.*                                  1,700        168,606
Ventana Medical Systems, Inc.*                               700         28,273
                                                                   ------------
                                                                      1,001,049
                                                                   ------------
MEDICAL - LABS - 1.41%
ICON PLC - ADR*                                            5,000        179,400
Quest Diagnostics, Inc.                                    3,300        164,142
                                                                   ------------
                                                                        343,542
                                                                   ------------
MEDICAL LASER SYSTEMS - 1.37%
Cutera, Inc.*                                              5,700        162,393
Palomar Medical Technologies*                              3,600        169,524
                                                                   ------------
                                                                        331,917
                                                                   ------------
MEDICAL PRODUCTS - 5.28%
American Medical Systems Holdings, Inc.*                   8,900        158,509
Hologic, Inc.*                                            14,784        711,850
Neurometrix, Inc.*                                         4,400         71,676
Nighthawk Radiology Holdings, Inc.*                        7,100        144,485
Respironics, Inc.*                                         5,500        194,260
                                                                   ------------
                                                                      1,280,780
                                                                   ------------
METAL - 0.76%
Precision Castparts Corp.                                  2,700        183,762
                                                                   ------------
MISCELLANEOUS - 2.11%
MWI Veterinary Supply, Inc.*                               4,250        142,417
Prestige Brands Holdings, Inc.*                           17,600        207,680
RC2 Corp.*                                                 3,600        162,648
                                                                   ------------
                                                                        512,745
                                                                   ------------
OIL & GAS - 1.76%
Core Laboratories N.V.*                                    4,575        333,472
Weatherford International Ltd.*                            2,299         94,443
                                                                   ------------
                                                                        427,915
                                                                   ------------
PHARMACEUTICAL - 4.46%
Adolor Corp.*                                              5,600         76,776
Allergan, Inc.                                             1,500        173,250
Aspreva Pharmaceuticals Corp.*                             5,900        107,321
BioMarin Pharmaceuticals, Inc.*                           12,700        203,581
Healthextras, Inc.*                                        4,800        110,544
Labopharm, Inc.                                           19,000         96,900
Shire Pharmaceuticals, Inc. - ADR                          2,900        159,065
VCA Antech, Inc.*                                          4,800        155,376
                                                                   ------------
                                                                      1,082,813
                                                                   ------------
PHYSICAL PRACTICE MANAGEMENT - 1.50%
Pediatrix Medical Group, Inc.*                             8,100        363,933
                                                                   ------------
PRINTING - 0.66%
VistaPrint Ltd.*                                           5,100        159,528
                                                                   ------------
RECREATIONAL CENTERS - 0.74%
Life Time Fitness, Inc.*                                   3,500        180,355
                                                                   ------------
RETAIL-APPAREL - 1.37%
Abercrombie & Fitch - Cl. A                                2,400   $    183,960
Talbots, Inc.                                              5,300        148,612
                                                                   ------------
                                                                        332,572
                                                                   ------------
RETAIL-AUTOMOBILE - 0.69%
Copart, Inc.*                                              5,800        167,794
                                                                   ------------
RETAIL-COMPUTER - 0.67%
GameStop Corp. - Cl. A*                                    3,200        163,392
                                                                   ------------
RETAIL-DISCOUNT - 0.78%
Citi Trends, Inc.*                                         4,800        188,352
                                                                   ------------
RETAIL-RESTAURANT/SPECIALTY - 1.84%
Chipotle Mexican Grill, Inc.*                              4,600        275,540
Tim Hortons, Inc.                                          5,900        170,510
                                                                   ------------
                                                                        446,050
                                                                   ------------
RETAIL-SPORTING GOODS - 0.72%
Zumiez, Inc.*                                              5,300        174,158
                                                                   ------------
SEMICONDUCTORS - 2.61%
Hittite Microwave Corp.*                                   3,540        121,387
SiRF Technology Holdings*                                  9,800        275,576
Tessera Technologies, Inc.*                                6,800        237,388
                                                                   ------------
                                                                        634,351
                                                                   ------------
SOFTWARE - 9.18%
Activision, Inc.*                                          8,400        129,528
Aspen Technology, Inc.*                                   25,700        257,514
Citrix Systems, Inc.*                                      4,300        126,979
Commvault Systems, Inc.*                                   8,800        157,256
Global Payments, Inc.                                      4,200        183,582
IMS Health, Inc.                                           5,900        164,315
MoneyGram International, Inc.                              5,400        184,734
Red Hat, Inc.*                                            10,000        163,800
Satyam Computer Services Ltd. - ADR                       10,600        234,366
THQ, Inc.*                                                 5,200        156,364
Verifone Holdings, Inc.*                                  16,100        470,281
                                                                   ------------
                                                                      2,228,719
                                                                   ------------
STORAGE - 0.40%
Mobile Mini, Inc.*                                         3,050         98,118
                                                                   ------------
TELECOMMUNICATION - 0.92%
Nice Systems Ltd.* - ADR                                   7,300        224,621
                                                                   ------------
TRANSPORTATION - 0.59%
UTI Worldwide, Inc.                                        5,536        143,106
                                                                   ------------
TOTAL COMMON STOCK
  (Cost - $20,559,571)                                               22,245,643
                                                                   ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM SMALL CAP GROWTH FUND (CONTINUED)
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
SHORT TERM INVESTMENTS - 6.87%
Milestone Treasury Obligation Portfolio -
  Institutional Class, 5.15%                             968,412   $    968,412
Rydex Series Trust
  US Govt Money Market, 4.37%                            700,000        700,000
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $1,668,412)                                                 1,668,412
                                                                   ------------
TOTAL INVESTMENTS - 98.49%
  (Cost - $22,227,983)                                             $ 23,914,055
OTHER ASSETS LESS LIABILITIES - 1.51%                                   365,673
                                                                   ------------
NET ASSETS - 100.00%                                               $ 24,279,728
                                                                   ============

----------
* Non-income producing security
ADR - American Depositary Receipts

                See accompanying notes to financial statements.

                       DUNHAM EMERGING MARKETS STOCK FUND
                          MESSAGE FROM THE SUB-ADVISER

VAN ECK ASSOCIATES CORPORATION
NEW YORK, NEW YORK

This is the annual report for the Dunham Emerging Markets Stock Fund.

Emerging markets rebounded from their negative return in the second quarter, returning 3.64%, slightly underperforming domestic equities in the most recent quarter. Van Eck gave up some of the outperformance posted earlier in the year but remains ahead of the benchmark year-to-date. The US dollar continued to strengthen against emerging markets currencies, resulting in a lower return for the US-based investor compared to the return in local currencies.

The majority of securities in the emerging markets index were able to post positive returns in the third quarter, led by Egypt, up 30.80%. Asian markets, namely the Philippines, India and Indonesia did well in the quarter returning 26.45%, 16.77% and 16.79%, respectively. While Argentina and Brazil suffered a setback by posting returns of -6.93% and -4.78%, Van Eck's stock picking skills remained solid and contributed positively to portfolio performance. Brazilian publisher, Saraiva S.A. Livreiros Editores (SLED4 BZ) lost 1.48%, but outperformed the country benchmark by over 300 bps.

Russia-based Lukoil (LUKOY) lost some of its stellar performance achieved earlier in 2006, returning -12.38%, which was mainly due to the recent setback in oil prices. Even though Lukoil is considered less of an oil play due to the less favorable taxation in Russia once oil prices reach a certain level, the decline in the black gold of up to 20% in the third quarter still scared investors. Van Eck still believes in the fundamentals of the company, however, near-term earnings could be lower than expected due to the lagging taxation effect. The manager's underweight in Russia helped portfolio performance in the third quarter.

Van Eck sees attractive opportunities in the Philippines as that market is fairly inefficient due the lack of liquidity and number of available stocks to trade. The growth prospects of select companies are very attractive.

                          GROWTH OF $10,000 INVESTMENT

 [The following table was represented as a line chart in the printed material.]

EMERGING MARKETS STOCK
CLASS N                               MSCI EMF
                      Fund
                      Value             Value
12/10/2004            10,000           10,000
 1/31/2005            11,256           10,802
 4/30/2005            10,919           10,684
 7/31/2005            11,981           12,252
10/31/2005            12,225           12,632
 1/31/2006            15,133           16,115
 4/30/2006            16,682           17,403
 7/31/2006            15,374           15,783
10/31/2006            16,432           17,105

TOTAL RETURNS AS OF OCTOBER 31, 2006
One Year ................................ 34.41%
Since Inception (December 10, 2004) ..... 30.05%

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                           TOP 10 PORTFOLIO HOLDINGS*

COMPANY
Petroleo Brasilerio S.A. SP - ADR........................................  4.28%
SFA Engineering Corp.....................................................  3.44%
FirstRand Ltd............................................................  3.14%
Cia Vale Do Rio Doce - Pref. ADR.........................................  3.01%
LUKOIL SP - ADR..........................................................  2.93%
Samsung Electronics Co. Ltd..............................................  2.85%
Investimentos Itua S.A...................................................  2.47%
Enka Insaat ve Sanayi A.S................................................  2.44%
Norstar Founders Group Ltd...............................................  2.36%
Kingboard Chemical Holding Ltd...........................................  2.10%

* Based on portfolio market value as of October 31, 2006.
Top 10 Portfolio Holdings excludes short-term investments.

                             PORTFOLIO COMPOSITION*

          Mexico                                                 3.82%
          Thailand                                               3.44%
          South Korea                                           19.08%
          Other                                                 13.95%
          Hong Kong                                             12.55%
          Taiwan                                                12.25%
          Brazil                                                11.81%
          Cash Equivalents                                       7.22%
          South Africa                                           7.12%
          Russian Federation                                     4.53%
          Malaysia                                               4.23%

SCHEDULE OF INVESTMENTS
DUNHAM EMERGING MARKETS STOCK FUND
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
COMMON STOCK - 93.02%
AIRLINES - 1.51%
Copa Holdings SA - Cl.A                                    6,600   $    250,140
                                                                   ------------
AUTO & TRUCK PARTS SUPPLIER - 3.46%
Norstar Founders Group Ltd.                              991,000        391,038
Randon Participacoes S.A.                                 52,000        181,197
                                                                   ------------
                                                                        572,235
                                                                   ------------
BANKS - 5.77%
FirstRand Ltd.                                           199,647        521,149
Kookmin Bank                                               3,400        270,282
TMB Bank PCL*                                          1,850,000        163,235
                                                                   ------------
                                                                        954,666
                                                                   ------------
BEVERAGES - 1.46%
Fomento Economico Mex-SP - ADR                             2,500        241,725
                                                                   ------------
BUILDING MATERIALS - 1.81%
Globe Union Industrial Corp.                             202,860        189,076
Taiwan Fu Hsing Industrial Co., Ltd.                     119,180        109,648
                                                                   ------------
                                                                        298,724
                                                                   ------------
CHEMICALS - 2.11%
Kingboard Chemical Holdings Ltd.                          98,000        348,279
                                                                   ------------
COAL - 1.11%
Banpu Public Co., Ltd.                                    42,000        183,007
                                                                   ------------
COMPUTER SYSTEMS - 2.33%
Advantech Co., Ltd.                                      107,400        299,015
Asia Vital Components Co., Ltd.                          169,162         86,463
                                                                   ------------
                                                                        385,478
                                                                   ------------
CONGLOMERATES - 3.68%
Bidvest Group Ltd.                                        11,991        198,167
Investimentos Itau S.A.                                   90,094        409,595
                                                                   ------------
                                                                        607,762
                                                                   ------------
ELECTRONIC COMPONENTS - 3.96%
Core Logic, Inc.                                           9,200        293,908
Harbin Power Equipment Co., Ltd.                         200,000        172,231
Won Ik Quartz Corp.                                       35,000        187,964
                                                                   ------------
                                                                        654,103
                                                                   ------------
ENGINEERING AND CONSTRUCTION - 3.40%
Enka Insaat ve Sanayi A.S.                                48,000        404,661
PYI Corp. Ltd.                                           428,000        156,781
                                                                   ------------
                                                                        561,442
                                                                   ------------
FOOD SERVICE - 0.22%
Usas Ucak Servisi A.S.                                    11,500         35,627
                                                                   ------------
GAMING SERVICES - 0.74%
Dreamgate Corp. BHD                                      328,423        122,287
                                                                   ------------
GAS - 1.55%
Perusahaan Gas Negara PT                                 205,000        256,461
                                                                   ------------
HOME BUILDERS - 0.11%
Klabin Segall SA*                                          2,500         17,540
                                                                   ------------
IDENTIFICATION SYSTEMS - 1.78%
XAC Automation Corp.                                     326,000        295,027
                                                                   ------------
INDUSTRIAL AUTOMATION - 3.45%
SFA Engineering Corp.                                     18,219        570,431
                                                                   ------------
INTERNET - 1.02%
Green Packet BHD                                         150,000        169,199
                                                                   ------------
INSURANCE - 1.14%
Meritz Fire & Marine Insurance Co.                        30,000        187,858
                                                                   ------------
IRON/STEEL - 0.70%
Tenaris SA -ADR                                            3,000        115,770
                                                                   ------------
MACHINERY - 4.17%
CB Industrial Product Holdings                           120,000        128,788
Chen Hsong Holdings Ltd.                                 156,104         86,276
Hyunjin Materials Co., Ltd.*                              21,600        341,584
Jinsung T.E.C. Co., Ltd.                                  30,000        133,093
                                                                   ------------
                                                                        689,741
                                                                   ------------
MANUFACTURING - 0.63%
Singamas Container Holdings Ltd.                         225,000        103,821
                                                                   ------------
MEDIA - 2.17%
Naspers Ltd. - Cl.N                                       12,000        216,685
Saraiva SA Livreiros Editores                             16,200        141,693
                                                                   ------------
                                                                        358,378
                                                                   ------------
METAL & MINING - 3.02%
Cia Vale Do Rio Doce - Pref. ADR                          23,112        498,778
                                                                   ------------
METAL PROCESSING - 4.59%
Catcher Technology Co., Ltd.                              28,911        249,471
KNM Group BHD                                            150,000        279,261
Taewoong Co., Ltd.                                         8,345        230,723
                                                                   ------------
                                                                        759,455
                                                                   ------------
OIL & GAS - 10.95%
CNOOC Ltd.                                               151,000        126,929
LUKOIL SP - ADR                                            6,000        485,446
OAO Gazprom - ADR                                          5,300        224,508
OJSC TNK-BP Holding                                       18,000         41,220
Petroleo Brasileiro S.A. SP - ADR                          7,987        708,926
Thai Oil Public Company Ltd.                             135,000        224,265
                                                                   ------------
                                                                      1,811,294
                                                                   ------------
PHARMACEUTICALS - 0.19%
Selcuk Ecza Deposu Ticaret ve Sanaya A.S. *                9,300         31,234
                                                                   ------------
PLASTIC MANUFACTURER - 0.84%
First Engineering Ltd.                                   273,275        139,520
                                                                   ------------
REAL ESTATE - 2.93%
Inversiones y Representaciones S.A. SP - GDR*             14,000        201,180
Tian An China Investments Ltd.*                          475,000        283,892
                                                                   ------------
                                                                        485,072
                                                                   ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DUNHAM EMERGING MARKETS STOCK FUND (CONTINUED)
October 31, 2006

                                                                      MARKET
    SECURITY                                           SHARES          VALUE
-----------------                                   ------------   ------------
RECYCLING SERVICES - 0.31%
Centillion Environment & Recycling Ltd.*                 475,380   $     51,899
                                                                   ------------
RETAIL-AUTOMOBILES - 1.38%
Hyundai Mobis                                              2,332        227,705
                                                                   ------------
RETAIL-FOOD - 1.47%
Spar Group Ltd.                                           45,000        243,222
                                                                   ------------
RETAIL-HOME FURNISHINGS - 0.27%
Hola Home Furnishings Co., Ltd.                           52,500         44,197
                                                                   ------------
RETAIL-MAJOR DEPARTMENT STORE - 2.11%
Lifestyle International Holdings Ltd.                    133,000        257,786
Mitra Adiperkasa Tbk PT                                  850,000         90,480
                                                                   ------------
                                                                        348,266
                                                                   ------------
SEMICONDUCTORS - 6.75%
From30 Co.*                                               21,445        124,045
Holtek Semiconductor, Inc.                               152,502        306,289
Novatek Microelectronics Corp., Ltd.                      11,687         55,341
Powertech Technology, Inc.                                55,000        158,253
Samsung Electronics Co., Ltd.                                729        472,744
                                                                   ------------
                                                                      1,116,672
                                                                   ------------
SOFTWARE - 2.48%
Retalix Ltd.*                                              5,840         97,470
The9 Ltd. - ADR*                                           8,000        188,880
YNK Korea, Inc.*                                          27,500        123,169
                                                                   ------------
                                                                        409,519
                                                                   ------------
TELECOMMUNICATIONS - 4.05%
America Movil SA de CV - ADR                               6,100        261,507
Datacraft Asia Ltd.*                                     160,000        169,600
Gemtek Technology Corp.                                  145,151        237,845
                                                                   ------------
                                                                        668,952
                                                                   ------------
TOOLS - 1.11%
Techtronic Industries Co.                                130,000        184,133
                                                                   ------------
TRANSPORTATION - 1.50%
Baltrans Holdings Ltd.                                   200,000        140,870
PT Berlian Laju Tanker Tbk PT                            525,000        107,737
                                                                   ------------
                                                                        248,607
                                                                   ------------
WASTE DISPOSAL - 0.79%
Promotora Ambiental SA de CV*                             95,000        130,652
                                                                   ------------
TOTAL COMMON STOCK
  (Cost - $ 11,997,614)                                              15,378,878
                                                                   ------------
WARRANTS - 0.01%
Lippo Bank Certificates of Entitlement*                1,645,265             --
Multi-Purpose Holdings BHD, due 2/26/2009 *               15,380            863
                                                                   ------------
TOTAL WARRANTS
  (Cost - $427)                                                             863
                                                                   ------------
SHORT TERM INVESTMENTS - 7.24%
Milestone Treasury Obligation Portfolio -
  Institutional Class, 5.15%                             897,464        897,464
Rydex Series Trust
  US Govt Money Market, 4.37%                            300,000        300,000
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost - $1,197,464)                                                 1,197,464
                                                                   ------------
TOTAL INVESTMENTS - 100.27%
  (Cost - $13,195,505)                                               16,577,205
OTHER ASSETS LESS LIABILITIES - (0.27)%                                 (45,034)
                                                                   ------------
NET ASSETS - 100.00%                                               $ 16,532,171
                                                                   ============

----------
* Non-income producing security
ADR - American Depositary Receipts
GDR- Global Depositary Receipts

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2006

                                                                 DUNHAM                         DUNHAM
                                                   DUNHAM       CORPORATE/       DUNHAM      APPRECIATION     DUNHAM       DUNHAM
                                                 SHORT-TERM     GOVERNMENT     HIGH-YIELD      & INCOME      LARGE CAP   REAL ESTATE
                                                  BOND FUND      BOND FUND      BOND FUND        FUND        VALUE FUND   STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost              $ 30,403,976   $ 59,768,887   $ 26,503,550   $ 21,815,573   $31,546,670  $ 8,832,113
                                                ------------------------------------------------------------------------------------
Investments in securities, at value             $ 30,178,414   $ 59,994,495   $ 26,635,650   $ 24,311,248   $38,732,262  $11,725,348
Cash                                                      --             --         12,039             --            --           --
Receivable for securities sold                         5,900          6,742         72,577         34,567            --           --
Interest and dividends receivable                    235,727        495,750        617,488         59,187        40,417        2,085
Receivable for fund shares sold                           --             --         40,874         34,115            --           --
Prepaid expenses and other assets                     18,413         19,812         17,440         17,351        18,635       18,904
                                                ------------------------------------------------------------------------------------
    TOTAL ASSETS                                  30,438,454     60,516,799     27,396,068     24,456,468    38,791,314   11,746,337
                                                ------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                          --     13,157,586        467,089             --            --           --
Payable for fund shares redeemed                      81,977        115,466             --            496        19,436       24,574
Dividends payable                                         --             --         22,883             --            --           --
Payable to adviser                                    14,780         20,439         13,745         13,538        21,643        6,555
Payable to sub-adviser                                10,476         17,301          4,581         22,111            --           --
Payable for distribution fees                          5,384          5,476          5,294          3,026         5,446        1,819
Payable for administration fees                        4,750          5,002          2,750          3,496         5,243        2,499
Payable for fund accounting fees                       9,200          8,501          4,750          3,295         4,053        1,541
Payable for transfer agent fees                        4,030          2,850          2,600          3,679         3,068        2,863
Payable for custody fees                              10,032          9,600          4,250          6,500         4,902        5,000
Accrued expenses and other liabilities                19,880         14,260         12,700         12,375        14,177       13,013
                                                ------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                160,509     13,356,481        540,642         68,516        77,968       57,864
                                                ------------------------------------------------------------------------------------
NET ASSETS                                      $ 30,277,945   $ 47,160,318   $ 26,855,426   $ 24,387,952   $38,713,346  $11,688,473
                                                ====================================================================================
NET ASSETS:
Paid in capital                                 $ 30,868,839   $ 47,374,383   $ 26,941,905   $ 20,433,508   $29,177,981  $ 6,460,639
Undistributed net investment income (loss)            13,675          1,338            464       (169,339)      124,599           --
Accumulated net realized gain (loss) on                                                                                            .
  investments and foreign currency transactions     (379,007)      (441,011)      (219,043)     1,628,108     2,225,174    2,334,599
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions     (225,562)       225,608        132,100      2,495,675     7,185,592    2,893,235
                                                ------------------------------------------------------------------------------------
NET ASSETS                                      $ 30,277,945   $ 47,160,318   $ 26,855,426   $ 24,387,952   $38,713,346  $11,688,473
                                                ====================================================================================
NET ASSET VALUE PER SHARE
  CLASS C SHARES:
  Net Assets                                    $  8,088,049   $  8,288,296   $  7,942,208   $  3,400,629   $ 6,104,505  $ 2,069,412
  Shares of beneficial interest outstanding
   (no par value; unlimited shares authorized)       819,675        613,317        802,077        382,054       497,828       97,106
  Net asset value, offering and
   redemption price per share                   $       9.87   $      13.51   $       9.90   $       8.90   $     12.26  $     21.31

  CLASS N SHARES:
  Net Assets                                    $ 22,189,896   $ 38,872,022   $ 18,913,218   $ 20,987,323   $32,608,841  $ 9,619,061
  Shares of beneficial interest outstanding
   (no par value; unlimited shares authorized)     2,246,189      2,862,004      1,907,787      2,303,371     2,618,449      442,675
  Net asset value, offering and
   redemption price per share                   $       9.88   $      13.58   $       9.91   $       9.11   $     12.45  $     21.73

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2006

                                                                                                            DUNHAM
                                                    DUNHAM        DUNHAM        DUNHAM        DUNHAM        EMERGING
                                                 INTERNATIONAL   SMALL CAP     LARGE CAP     SMALL CAP       MARKETS
                                                   STOCK FUND   VALUE FUND    GROWTH FUND   GROWTH FUND    STOCK FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                $27,030,594   $21,045,840   $40,904,124   $22,227,983   $13,195,505
                                                  -------------------------------------------------------------------
Investments in securities, at value               $31,976,228   $22,462,533   $43,905,889   $23,914,055   $16,577,205
Cash                                                       --            --            --        27,584            --
Foreign currency, at value (Cost - $46,990
  and $16,053)                                         46,742            --            --            --        16,033
Receivable for securities sold                        187,444            --     1,955,457       507,621       133,854
Interest and dividends receivable                      68,667        27,761        47,502         8,274        28,937
Receivable for fund shares sold                        46,458        30,779        83,959        44,994            --
Prepaid expenses and other assets                      25,304        19,240        19,986        18,384        19,215
                                                  -------------------------------------------------------------------
    TOTAL ASSETS                                   32,350,843    22,540,313    46,012,793    24,520,912    16,775,244
                                                  -------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                      118,301            --     3,489,407       192,093       190,535
Payable for fund shares redeemed                        2,594         3,127         1,217         2,161         3,451
Payable for open forward foreign
  currency contracts                                      651
Payable to adviser                                     17,637        12,517        23,450        13,612         9,297
Payable to sub-adviser                                 13,567            --            --            --            --
Payable for distribution fees                           4,976         3,278         5,469         3,478         1,963
Payable for administration fees                         3,496         3,679         4,294         3,745         1,997
Payable for fund accounting fees                        5,498         3,400         3,496         3,020         8,998
Payable for transfer agent fees                         2,608         3,032         2,663         3,560         2,500
Payable for custody fees                               11,236         7,842         7,043         6,920        12,000
Accrued expenses and other liabilities                 13,352        12,684        13,850        12,595        12,332
                                                  -------------------------------------------------------------------
    TOTAL LIABILITIES                                 193,916        49,559     3,550,889       241,184       243,073
                                                  -------------------------------------------------------------------
NET ASSETS                                        $32,156,927   $22,490,754   $42,461,904   $24,279,728   $16,532,171
                                                  ===================================================================
NET ASSETS:
Paid in capital                                   $24,974,049   $17,206,587   $38,426,561   $21,843,770   $10,122,009
Undistributed net investment loss                         651            --            --            --       259,599
Accumulated net realized gain on
  investments and foreign currency transactions     2,236,947     3,867,474     1,033,578       749,886     2,766,645
Net unrealized appreciation on investments
  and foreign currency transactions                 4,945,280     1,416,693     3,001,765     1,686,072     3,383,918
                                                  -------------------------------------------------------------------
NET ASSETS                                        $32,156,927   $22,490,754   $42,461,904   $24,279,728   $16,532,171
                                                  ===================================================================
NET ASSET VALUE PER SHARE
  CLASS C SHARES:
  Net Assets                                      $ 5,720,945   $ 3,714,877   $ 6,137,044   $ 3,898,801   $ 2,211,706
  Shares of beneficial interest outstanding
    (no par value; unlimited shares authorized)       404,825       287,042     1,336,476       292,179       116,700
  Net asset value, offering and
    redemption price per share                    $     14.13   $     12.94   $      4.59   $     13.34   $     18.95

  CLASS N SHARES:
  Net Assets                                      $26,435,982   $18,775,877   $36,324,860   $20,380,927   $14,320,465
  Shares of beneficial interest outstanding
    (no par value; unlimited shares authorized)     1,834,355     1,425,011     7,761,142     1,496,579       751,124
  Net asset value, offering and
    redemption price per share                    $     14.41   $     13.18   $      4.68   $     13.62   $     19.07

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2006

                                                          DUNHAM                        DUNHAM
                                          DUNHAM        CORPORATE/       DUNHAM      APPRECIATION     DUNHAM         DUNHAM
                                        SHORT-TERM      GOVERNMENT     HIGH-YIELD     & INCOME       LARGE CAP     REAL ESTATE
                                         BOND FUND       BOND FUND      BOND FUND        FUND       VALUE FUND     STOCK FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                         $ 1,350,710    $ 2,203,274    $ 1,418,962    $   268,991    $    72,245    $    11,946
Dividend income                                  --             --         23,597        135,940        718,342        180,885
Less: Foreign withholding taxes                  --             --             --           (249)            --           (190)
                                        --------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                 1,350,710      2,203,274      1,442,559        404,682        790,587        192,641
                                        --------------------------------------------------------------------------------------
OPERATING EXPENSES:
Investment advisory fees                    168,812        215,518        111,350        135,547        234,227         65,601
Sub-advisory fulcrum fee                     71,561        124,180         92,834        144,896        156,034         46,724
Sub-advisory performance fee                 (5,039)       (12,938)       (23,951)        (9,938)       (52,869)        (7,490)
Distribution fees- Class C Shares            74,557         69,403         44,855         36,608         66,087         19,856
Administration fees                          43,006         59,620         25,294         30,188         45,294         14,053
Fund accounting fees                         42,658         72,196         31,236         24,853         38,681         12,093
Registration fees                            29,611         35,779         44,539         36,959         36,168         33,043
Professional fees                            19,539         27,502         16,072         17,022         23,045         12,781
Transfer agent fees                          29,001         30,149         27,996         28,999         29,749         27,999
Custodian fees                               16,598         30,144         10,820         11,491         11,634         13,826
Printing and postage expense                  5,504          8,357          3,805          3,950          6,855          2,161
Insurance expense                             1,340          2,489            167          1,153          2,005            600
Trustees' fees                                1,122          2,548          1,650          1,416          2,981          1,416
Tax expense                                      --             --             --          9,938             --             --
Miscellaneous expenses                        1,118          3,364          1,575          2,309          2,322          1,253
                                        --------------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                  499,388        668,311        388,242        475,391        602,213        243,916
  Less: Advisory fees waived                     --         (7,948)            --             --        (16,243)            --
    Sub-advisory fees waived                 (5,171)        (7,562)            --             --             --         (7,485)
                                        --------------------------------------------------------------------------------------
  NET OPERATING EXPENSES                    494,217        652,801        388,242        475,391        585,970        236,431
                                        --------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                856,493      1,550,473      1,054,317        (70,709)       204,617        (43,790)
                                        --------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain (loss) from
  investments and foreign currency          (76,250)      (409,992)      (212,691)     1,720,786      2,214,549      2,270,352
Capital gain distributions from
  other investment companies                     --             --             --             --         28,305        138,290
Net change in unrealized appreciation
  on investments and foreign currency       204,355        786,834        318,866        675,942      1,539,022        646,689
                                        --------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN            128,105        376,842        106,175      2,396,728      3,781,876      3,055,331
                                        --------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $   984,598    $ 1,927,315    $ 1,160,492    $ 2,326,019    $ 3,986,493    $ 3,011,541
                                        ======================================================================================

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2006

                                                                                                      DUNHAM
                                          DUNHAM         DUNHAM          DUNHAM        DUNHAM        EMERGING
                                       INTERNATIONAL    SMALL CAP       LARGE CAP     SMALL CAP       MARKETS
                                        STOCK FUND     VALUE FUND     GROWTH FUND    GROWTH FUND    STOCK FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                         $    56,149    $    52,809    $    90,180    $    52,103    $    43,701
Dividend income                             524,428        291,809        318,880         43,639        338,902
Less: Foreign withholding taxes             (61,146)            --           (228)          (337)       (39,093)
                                        -----------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                   519,431        344,618        408,832         95,405        343,510
                                        -----------------------------------------------------------------------
OPERATING EXPENSES:
Investment advisory fees                    183,659        128,082        258,639        142,415         98,206
Sub-advisory fulcrum fee                    183,671        133,761        189,470        131,027         85,267
Sub-advisory performance fee                (15,092)       (21,070)       (33,021)       (38,061)       (10,790)
Distribution fees- Class C Shares            59,044         38,890         68,819         42,427         23,465
Administration fees                          40,410         29,028         53,044         31,834         21,215
Fund accounting fees                         58,011         21,705         37,210         25,160         37,715
Registration fees                            35,345         34,952         35,308         34,975         35,013
Professional fees                            22,148         17,196         24,188         18,043         15,812
Transfer agent fees                          28,499         28,249         28,999         28,999         28,010
Custodian fees                               71,283         22,415         14,295         15,726         43,912
Printing and postage expense                  5,413          3,761          6,817          3,916          3,031
Insurance expense                             1,293            894          1,891          1,345            614
Trustees' fees                                2,161          4,416          2,098          1,416          1,099
Miscellaneous expenses                        1,416          2,000          4,006          2,000          1,495
                                        -----------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                  677,261        444,279        691,763        441,222        384,064
  Less: Advisory fees waived                     --        (24,374)       (74,072)            --             --
    Sub-advisory fees waived                     --        (17,548)       (33,000)            --        (16,175)
                                        -----------------------------------------------------------------------
  NET OPERATING EXPENSES                    677,261        402,357        584,691        441,222        367,889
                                        -----------------------------------------------------------------------
NET INVESTMENT LOSS                        (157,830)       (57,739)      (175,859)      (345,817)       (24,379)
                                        -----------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain from investments
  and foreign currency                    2,412,430      3,889,088      1,082,269      1,103,892      3,055,971
Capital gain distributions from
  other investment companies                     --         19,876             --             --             --
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency                        3,555,602       (763,787)       232,664        832,730      1,176,850
                                        -----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN          5,968,032      3,145,177      1,314,933      1,936,622      4,232,821
                                        -----------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $ 5,810,202    $ 3,087,438    $ 1,139,074    $ 1,590,805    $ 4,208,442
                                        =======================================================================

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                             DUNHAM                          DUNHAM                          DUNHAM
                                           SHORT-TERM                  CORPORATE/GOVERNMENT                HIGH-YIELD
                                            BOND FUND                       BOND FUND                       BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                       2006            2005*           2006            2005*           2006            2005*
                                   --------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income              $    856,493    $    627,857    $  1,550,473    $    818,509    $  1,054,317    $    153,598
Net realized gain (loss)
  from investments and
  foreign currency                      (76,250)       (339,548)       (409,992)        389,429        (212,691)         (6,352)
Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency                              204,355        (429,917)        786,834      (1,172,377)        318,866        (186,766)
                                   --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                            984,598        (141,608)      1,927,315          35,561       1,160,492         (39,520)
                                   --------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net Realized Gains:
  Class C                                    --              --         (58,261)             --              --              --
  Class N                                    --              --        (163,354)             --              --              --
Net Investment Income:
  Class C                              (208,278)       (249,908)       (362,067)       (249,562)       (308,394)        (33,592)
  Class N                              (604,867)       (377,967)     (1,399,702)       (568,065)       (745,467)       (119,998)
                                   --------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS TO SHAREHOLDERS        (813,145)       (627,875)     (1,983,384)       (817,627)     (1,053,861)       (153,590)
                                   --------------------------------------------------------------------------------------------
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class C                               596,739       1,479,258       1,217,185       4,378,928       6,528,543       3,165,193
  Class N                             9,403,405      17,622,886      15,839,093      17,217,708      11,967,366       8,853,599
Reinvestment of dividends
  and distributions
  Class C                               208,278         249,908         420,328         249,562         137,577          33,592
  Class N                               604,867         377,967       1,563,056         568,065         745,467         119,998
Cost of shares redeemed
  Class C                            (5,952,979)    (25,972,403)     (4,371,704)    (13,785,034)     (1,233,167)       (654,641)
  Class N                            (5,946,869)    (21,835,023)     (5,301,670)     (7,899,137)     (2,027,327)       (694,295)
                                   --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARE TRANSACTIONS
  OF BENEFICIAL INTEREST             (1,086,559)    (28,077,407)      9,366,288         730,092      16,118,459      10,823,446
                                   --------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                        (915,106)    (28,846,890)      9,310,219         (51,974)     16,225,090      10,630,336
NET ASSETS:
  Beginning of period                31,193,051      60,039,941      37,850,099      37,902,073      10,630,336              --
                                   --------------------------------------------------------------------------------------------
  END OF PERIOD**                  $ 30,277,945    $ 31,193,051    $ 47,160,318    $ 37,850,099    $ 26,855,426    $ 10,630,336
                                   ============================================================================================
  ** Includes undistributed
     net investment income
     (loss) at end of period       $     13,675    $         --    $      1,338    $    181,763    $        464    $          8
                                   --------------------------------------------------------------------------------------------

----------
* All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and High-Yield Bond, which commenced operations on July 1, 2005.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  DUNHAM                        DUNHAM                          DUNHAM
                                              APPRECIATION &                  LARGE CAP                      REAL ESTATE
                                               INCOME FUND                    VALUE FUND                      STOCK FUND
----------------------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED      PERID ENDED     YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERID ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                          2006            2005*           2006            2005*           2006            2005*
                                      --------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)          $    (70,709)   $   (114,694)   $    204,617    $        (30)   $    (43,790)   $     41,928
Net realized gain from
  investments and foreign
  currency                               1,720,786       1,922,669       2,214,549       2,370,864       2,270,352       1,582,362
Capital gain distributions
  from other investment
  companies                                     --              --          28,305              --         138,290          76,060
Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency                                 675,942      (1,685,762)      1,539,022         543,157         646,689        (811,393)
                                      --------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              2,326,019         122,213       3,986,493       2,913,991       3,011,541         888,957
                                      --------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Realized Gains:
  Class C                                 (372,791)             --        (519,255)             --        (356,770)             --
  Class N                               (1,407,153)             --      (1,869,259)             --      (1,318,626)             --
Net Investment Income:
  Class C                                  (43,978)             --              --              --         (10,489)             --
  Class N                                 (175,361)             --         (80,018)             --         (44,718)             --
                                      --------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS TO SHAREHOLDERS         (1,999,283)             --      (2,468,532)             --      (1,730,603)             --
                                      --------------------------------------------------------------------------------------------
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class C                                  673,539         171,339         834,567         487,292         343,364         228,505
  Class N                                6,858,056       5,681,978      10,398,838      10,226,151       2,796,539       2,988,919
Reinvestment of dividends and
  distributions
  Class C                                  416,769              --         519,255              --         367,259              --
  Class N                                1,582,514              --       1,949,277              --       1,363,344              --
Cost of shares redeemed
  Class C                               (1,878,844)     (5,902,469)     (3,070,427)     (9,244,179)       (790,200)     (3,296,914)
  Class N                               (1,889,468)     (4,921,588)     (5,258,424)     (7,917,740)     (2,068,747)     (4,360,289)
                                      --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARE TRANSACTIONS
  OF BENEFICIAL INTEREST                 5,762,566      (4,970,740)      5,373,086      (6,448,476)      2,011,559      (4,439,779)
                                      --------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                             6,089,302      (4,848,527)      6,891,047      (3,534,485)      3,292,497      (3,550,822)
NET ASSETS:
  Beginning of period                   18,298,650      23,147,177      31,822,299      35,356,784       8,395,976      11,946,798
                                      --------------------------------------------------------------------------------------------
  END OF PERIOD**                     $ 24,387,952    $ 18,298,650    $ 38,713,346    $ 31,822,299    $ 11,688,473    $  8,395,976
                                      ============================================================================================
  ** Includes undistributed net
     investment income (loss)
     at end of period                 $   (169,339)   $    120,709    $    124,599    $         --    $         --    $     41,928
                                      --------------------------------------------------------------------------------------------

----------
* All Funds commenced operations on December 10, 2004.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                              DUNHAM                         DUNHAM                          DUNHAM
                                           INTERNATIONAL                    SMALL CAP                       LARGE CAP
                                            STOCK FUND                      VALUE FUND                     GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED      PERID ENDED     YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                      2006            2005*           2006            2005*           2006            2005*
                                   ---------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)       $   (157,830)   $    (92,376)   $    (57,739)   $   (302,509)   $   (175,859)   $   (353,111)
Net realized gain from
  investments and foreign
  currency                            2,412,430       3,548,628       3,889,088       1,217,569       1,082,269       3,640,702
Capital gain distributions from
  other investment companies                 --              --          19,876              --              --              --
Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency                            3,555,602      (1,799,379)       (763,787)     (1,732,167)        232,664        (902,772)
                                   ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                          5,810,202       1,656,873       3,087,438        (817,107)      1,139,074       2,384,819
                                   ---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net Realized Gains:
  Class C                              (811,071)             --        (258,523)             --        (696,283)             --
  Class N                            (2,662,183)             --        (877,490)             --      (2,639,999)             --
Net Investment Income:
  Class C                                    --              --              --              --              --              --
  Class N                                    --              --              --              --              --              --
                                   ---------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS TO SHAREHOLDERS      (3,473,254)             --      (1,136,013)             --      (3,336,282)             --
                                   ---------------------------------------------------------------------------------------------
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class C                               729,876         609,511         479,967         543,796       1,052,535       1,415,274
  Class N                             7,723,201       6,991,552       5,906,459       5,716,884      13,825,849      11,378,642
Reinvestment of dividends and
  distributions
  Class C                               811,071              --         258,523              --         696,283              --
  Class N                             2,662,183              --         877,490              --       2,639,999              --
Cost of shares redeemed                      --              --
  Class C                            (2,263,387)     (5,295,799)     (1,665,986)     (5,709,530)     (3,041,987)     (8,648,076)
  Class N                            (3,576,607)     (2,741,039)     (2,369,628)     (4,363,078)     (4,134,122)     (6,034,448)
                                   ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARE TRANSACTIONS
  OF BENEFICIAL INTEREST              6,086,337        (435,775)      3,486,825      (3,811,928)     11,038,557      (1,888,608)
                                   ---------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          8,423,285       1,221,098       5,438,250      (4,629,035)      8,841,349         496,211
NET ASSETS:
  Beginning of period                23,733,642      22,512,544      17,052,504      21,681,539      33,620,555      33,124,344
                                   ---------------------------------------------------------------------------------------------
  END OF PERIOD**                  $ 32,156,927    $ 23,733,642    $ 22,490,754    $ 17,052,504    $ 42,461,904    $ 33,620,555
                                   =============================================================================================
  ** Includes undistributed net
     investment income (loss)
     at end of period              $        651    $     (2,641)   $         --    $         --    $         --    $         --
                                   ---------------------------------------------------------------------------------------------

----------
* All Funds commenced operations on December 10, 2004.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                        DUNHAM                           DUNHAM
                                                       SMALL CAP                    EMERGING MARKETS
                                                      GROWTH FUND                      STOCK FUND
----------------------------------------------------------------------------------------------------------
                                              YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                              OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                   2006            2005*           2006           2005*
                                              ------------------------------------------------------------
OPERATIONS:
Net investment loss                           $   (345,817)   $   (397,446)   $    (24,379)   $    (31,210)
Net realized gain from investments
  and foreign currency                           1,103,892       4,410,585       3,055,971       2,300,711
Net change in unrealized appreciation
  (depreciation) on investments
  and foreign currency                             832,730      (2,860,373)      1,176,850         470,334
                                              ------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      1,590,805       1,152,766       4,208,442       2,739,835
                                              ------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Realized Gains:
  Class C                                         (878,105)             --        (381,476)             --
  Class N                                       (3,143,223)             --      (1,771,832)             --
Net Investment Income:
  Class C                                               --              --              --              --
  Class N                                               --              --        (121,541)             --
                                              ------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS                               (4,021,328)             --      (2,274,849)             --
                                              ------------------------------------------------------------
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class C                                          678,653         261,366         397,362         427,981
  Class N                                        6,949,382       5,581,547       3,484,476       4,325,097
Reinvestment of dividends and distributions
  Class C                                          878,105              --         381,476              --
  Class N                                        3,143,223              --       1,893,373              --
Cost of shares redeemed                                 --
  Class C                                       (1,731,799)     (6,175,407)     (1,403,407)     (4,031,734)
  Class N                                       (2,433,739)     (4,687,262)     (2,571,029)     (3,592,434)
                                              ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST      7,483,825      (5,019,756)      2,182,251      (2,871,090)
                                              ------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          5,053,302      (3,866,990)      4,115,844        (131,255)
NET ASSETS:
  Beginning of period                           19,226,426      23,093,416      12,416,327      12,547,582
                                              ------------------------------------------------------------
  END OF PERIOD**                             $ 24,279,728    $ 19,226,426    $ 16,532,171    $ 12,416,327
                                              ============================================================
  ** Includes undistributed net investment
     income (loss) at end of period           $         --    $         --    $    259,599    $    120,209
                                              ------------------------------------------------------------

----------
* All Funds commenced operations on December 10, 2004.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                             DUNHAM                          DUNHAM                          DUNHAM
                                           SHORT-TERM                 CORPORATE/GOVERNMENT                 HIGH-YIELD
                                            BOND FUND                       BOND FUND                       BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                       2006            2005*           2006            2005*           2006            2005*
-------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net asset value, beginning
  of period                        $       9.82    $      10.00    $      13.61    $      13.90    $       9.82    $      10.00
                                   --------------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income**                  0.22            0.12            0.42            0.23            0.51            0.12
  Net realized and unrealized
    gain (loss)                            0.05           (0.17)           0.09           (0.29)           0.06           (0.17)
                                   --------------------------------------------------------------------------------------------
  Total income (loss) from
    investment operations                  0.27           (0.05)           0.51           (0.06)           0.57           (0.05)
                                   --------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net
    investment income                     (0.22)          (0.13)          (0.53)          (0.23)          (0.49)          (0.13)
  Distributions from net
    realized gains                         0.00            0.00           (0.08)           0.00            0.00            0.00
                                   --------------------------------------------------------------------------------------------
  Total distributions                     (0.22)          (0.13)          (0.61)          (0.23)          (0.49)          (0.13)
                                   --------------------------------------------------------------------------------------------
Net asset value, end of period     $       9.87    $       9.82    $      13.51    $      13.61    $       9.90    $       9.82
                                   ============================================================================================
Total return +                             2.76%          (0.54)%          3.85%          (0.42)%          5.92%          (0.53)%
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000s)                      $      8,088    $     13,194    $      8,288    $     11,102    $      7,942    $      2,498
  Ratios of expenses to average
    net assets:
    Before advisory/sub-advisory
      fee waivers***                       2.13%           2.20%           2.18%           2.22%           2.59%           3.47%
    After advisory/sub-advisory
      fee waivers***                       2.12%           2.20%           2.15%           2.19%           2.59%           3.47%
  Ratios of net investment
    income to average net assets:
    Before advisory/sub-advisory
      fee waivers***                       2.26%           1.34%           3.09%           1.82%           5.16%           3.71%
    After advisory/sub-advisory
      fee waivers***                       2.27%           1.34%           3.12%           1.85%           5.16%           3.71%
  Portfolio turnover rate                    57%            201%            300%            358%             55%             20%
-------------------------------------------------------------------------------------------------------------------------------
CLASS N:
Net asset value, beginning
  of period                        $       9.82    $      10.00    $      13.62    $      13.90    $       9.82    $      10.00
                                   --------------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income**                  0.30            0.18            0.52            0.32            0.58            0.15
  Net realized and unrealized
    gain (loss)                            0.04           (0.18)           0.10           (0.29)           0.07           (0.18)
                                   --------------------------------------------------------------------------------------------
  Total income (loss) from
    investment operations                  0.34            0.00            0.62            0.03            0.65           (0.03)
                                   --------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net
    investment income                     (0.28)          (0.18)          (0.58)          (0.31)          (0.56)          (0.15)
  Distributions from net
    realized gains                         0.00            0.00           (0.08)           0.00            0.00            0.00
                                   --------------------------------------------------------------------------------------------
  Total distributions                     (0.28)          (0.18)          (0.66)          (0.31)          (0.56)          (0.15)
                                   --------------------------------------------------------------------------------------------
Net asset value, end of period     $       9.88    $       9.82    $      13.58    $      13.62    $       9.91    $       9.82
                                   ============================================================================================
Total return +                             3.53%           0.04%           4.67%           0.21%           6.77%          (0.32)%
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000s)                      $     22,190    $     17,999    $     38,872    $     26,748    $     18,913    $      8,132
  Ratios of expenses to average
    net assets:
    Before advisory/sub-advisory
      fee waivers***                       1.38%           1.45%           1.43%           1.47%           1.84%           2.72%
    After advisory/sub-advisory
      fee waivers***                       1.37%           1.45%           1.40%           1.44%           1.84%           2.72%
  Ratios of net investment
    income to average net assets:
    Before advisory/sub-advisory
      fee waivers***                       3.01%           2.09%           3.84%           2.57%           5.91%           4.46%
    After advisory/sub-advisory
      fee waivers***                       3.02%           2.09%           3.87%           2.60%           5.91%           4.46%
  Portfolio turnover rate                    57%            201%            300%            358%             55%             20%

* All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and High-Yield Bond, which commenced operations on July 1, 2005.
** The net investment income per share data was determined using the average shares outstanding throughout the period.
***   Annualized for periods of less than one year.
+ Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              DUNHAM                        DUNHAM                          DUNHAM
                                           APPRECIATION &                  LARGE CAP                      REAL ESTATE
                                            INCOME FUND                    VALUE FUND                      STOCK FUND
-------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                       2006            2005*           2006            2005*           2006            2005*
-------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net asset value, beginning of
  period                           $       8.95    $       8.95    $      11.85    $      11.00    $      19.85    $      18.51
                                   --------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss**                   (0.11)          (0.11)          (0.02)          (0.07)          (0.23)          (0.04)
  Net realized and unrealized
    gain                                   1.06            0.11            1.32            0.92            5.73            1.38
                                   --------------------------------------------------------------------------------------------
  Total income from investment
    operations                             0.95            0.00            1.30            0.85            5.50            1.34
                                   --------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net
    investment income                     (0.12)           0.00            0.00            0.00           (0.12)           0.00
  Distributions from net
    realized gains                        (0.88)           0.00           (0.89)           0.00           (3.92)           0.00
                                   --------------------------------------------------------------------------------------------
  Total distributions                     (1.00)           0.00           (0.89)           0.00           (4.04)           0.00
                                   --------------------------------------------------------------------------------------------
Net asset value, end of period     $       8.90    $       8.95    $      12.26    $      11.85    $      21.31    $      19.85
                                   ============================================================================================
Total return +                            11.09%           0.00%          11.48%           7.73%          33.15%           7.24%
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000s)                      $      3,401    $      4,179    $      6,105    $      7,582    $      2,069    $      1,940
  Ratios of expenses to average
    net assets:
    Before advisory/sub-advisory
      fee waivers***                       3.10%           3.22%           2.55%           2.75%           3.21%           3.51%
    After advisory/sub-advisory
      fee waivers***                       3.10%           3.22%           2.50%           2.67%           3.15%           3.51%
  Ratios of net investment loss
    to average net assets:
    Before advisory/sub-advisory
      fee waivers***                      (1.16)%         (1.36)%         (0.27)%         (0.77)%         (1.30)%         (0.25)%
    After advisory/sub-advisory
      fee waivers***                      (1.16)%         (1.36)%         (0.22)%         (0.69)%         (1.24)%         (0.25)%
  Portfolio turnover rate                    78%             92%             22%             32%            131%             97%
-------------------------------------------------------------------------------------------------------------------------------
CLASS N:
Net asset value, beginning of
  period                           $       9.03    $       8.95    $      11.95    $      11.00    $      20.02    $      18.51
                                   --------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)**          (0.01)          (0.03)           0.09            0.03           (0.05)           0.12
  Net realized and unrealized
    gain                                   1.05            0.11            1.34            0.92            5.81            1.39
                                   --------------------------------------------------------------------------------------------
  Total income from investment
    operations                             1.04            0.08            1.43            0.95            5.76            1.51
                                   --------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net
    investment income                     (0.08)           0.00           (0.04)           0.00           (0.13)           0.00
  Distributions from net
    realized gains                        (0.88)           0.00           (0.89)           0.00           (3.92)           0.00
                                   --------------------------------------------------------------------------------------------
  Total distributions                     (0.96)           0.00           (0.93)           0.00           (4.05)           0.00
                                   --------------------------------------------------------------------------------------------
Net asset value, end of period     $       9.11    $       9.03    $      12.45    $      11.95    $      21.73    $      20.02
                                   ============================================================================================
Total return +                            12.08%           0.89%          12.54%           8.64%          34.45%           8.16%
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000s)                      $     20,987    $     14,120    $     32,609    $     24,240    $      9,619    $      6,456
  Ratios of expenses to average
    net assets:
    Before advisory/sub-advisory
      fee waivers***                       2.10%           2.22%           1.55%           1.75%           2.21%           2.51%
    After advisory/sub-advisory
      fee waivers***                       2.10%           2.22%           1.50%           1.67%           2.15%           2.51%
  Ratios of net investment
    income (loss) to average
    net assets:
    Before advisory/sub-advisory
      fee waivers***                      (0.16)%         (0.36)%          0.73%           0.23%          (0.30)%          0.75%
    After advisory/sub-advisory
      fee waivers***                      (0.16)%         (0.36)%          0.78%           0.31%          (0.24)%          0.75%
  Portfolio turnover rate                    78%             92%             22%             32%            131%             97%

*     All Funds commenced operations on December 10, 2004.
** The net investment income per share data was determined using the average shares outstanding throughout the period.
***   Annualized for periods less than one year.
+ Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                               DUNHAM                         DUNHAM                        DUNHAM
                                           INTERNATIONAL                    SMALL CAP                     LARGE CAP
                                             STOCK FUND                     VALUE FUND                   GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                       2006            2005*           2006            2005*           2006            2005*
-------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net asset value, beginning of
  period                           $      13.28    $      12.47    $      11.90    $      12.59    $       4.93    $       4.63
                                   --------------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment loss**                   (0.18)          (0.13)          (0.14)          (0.27)          (0.06)          (0.08)
  Net realized and unrealized
    gain (loss)                            2.95            0.94            1.97           (0.42)           0.20            0.38
                                   --------------------------------------------------------------------------------------------
  Total income (loss) from
    investment operations                  2.77            0.81            1.83           (0.69)           0.14            0.30
                                   --------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net
    investment income                      0.00            0.00            0.00            0.00            0.00            0.00
  Distributions from net
    realized gains                        (1.92)           0.00           (0.79)           0.00           (0.48)           0.00
                                   --------------------------------------------------------------------------------------------
  Total distributions                     (1.92)           0.00           (0.79)           0.00           (0.48)           0.00
                                   --------------------------------------------------------------------------------------------
Net asset value, end of period     $      14.13    $      13.28    $      12.94    $      11.90    $       4.59    $       4.93
                                   ============================================================================================
Total return +                            22.99%           6.49%          16.13%          (5.48)%          2.83%           6.48%
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000s)                      $      5,721    $      6,006    $      3,715    $      4,296    $      6,137    $      7,849
  Ratios of expenses to average
    net assets:
    Before advisory/sub-advisory
      fee waivers***                       3.19%           3.02%           3.05%           3.27%           2.65%           2.82%
    After advisory/sub-advisory
      fee waivers***                       3.19%           3.02%           2.84%           3.27%           2.36%           2.68%
  Ratios of net investment loss
    to average net assets:
    Before advisory/sub-advisory
      fee waivers***                      (1.35)%         (1.12)%         (1.30)%         (2.46)%         (1.56)%         (2.00)%
    After advisory/sub-advisory
      fee waivers***                      (1.35)%         (1.12)%         (1.08)%         (2.46)%         (1.27)%         (1.86)%
  Portfolio turnover rate                    62%            135%            127%             42%            248%            118%
-------------------------------------------------------------------------------------------------------------------------------
CLASS N:
Net asset value, beginning of
  period                           $      13.39    $      12.47    $      12.00    $      12.59    $       4.97    $       4.63
                                   --------------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)**          (0.05)          (0.01)          (0.01)          (0.16)          (0.01)          (0.04)
  Net realized and unrealized
    gain (loss)                            2.99            0.93            1.98           (0.43)           0.20            0.38
                                   --------------------------------------------------------------------------------------------
  Total income (loss) from
    investment operations                  2.94            0.92            1.97           (0.59)           0.19            0.34
                                   --------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net
    investment income                      0.00            0.00            0.00            0.00            0.00            0.00
  Distributions from net
    realized gains                        (1.92)           0.00           (0.79)           0.00           (0.48)           0.00
                                   --------------------------------------------------------------------------------------------
  Total distributions                     (1.92)           0.00           (0.79)           0.00           (0.48)           0.00
                                   --------------------------------------------------------------------------------------------
Net asset value, end of period     $      14.41    $      13.39    $      13.18    $      12.00    $       4.68    $       4.97
                                   ============================================================================================
Total return +                            24.21%           7.38%          17.22%          (4.69)%          3.90%           7.34%
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000s)                      $     26,436    $     17,728    $     18,776    $     12,757    $     36,325    $     25,771
  Ratios of expenses to average
    net assets:
    Before advisory/sub-advisory
      fee waivers***                       2.19%           2.02%           2.05%           2.27%           1.65%           1.82%
    After advisory/sub-advisory
      fee waivers***                       2.19%           2.02%           1.84%           2.27%           1.36%           1.68%
  Ratios of net investment income
    (loss) to average net assets:
    Before advisory/sub-advisory
      fee waivers***                      (0.35)%         (0.12)%         (0.30)%         (1.46)%         (0.56)%         (1.00)%
    After advisory/sub-advisory
      fee waivers***                      (0.35)%         (0.12)%         (0.08)%         (1.46)%         (0.27)%         (0.86)%
  Portfolio turnover rate                    62%            135%            127%             42%            248%            118%

*     All Funds commenced operations on December 10, 2004.
** The net investment income per share data was determined using the average shares outstanding throughout the period.
***   Annualized for periods less than one year.
+ Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

THE TABLE SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                             DUNHAM                          DUNHAM
                                            SMALL CAP                   EMERGING MARKETS
                                           GROWTH FUND                     STOCK FUND
-----------------------------------------------------------------------------------------------
                                   YEAR ENDED      PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                       2006            2005*           2006            2005*
-----------------------------------------------------------------------------------------------
CLASS C:
Net asset value, beginning of
  period                           $      15.47    $      14.81    $      16.90    $      13.93
                                   ------------------------------------------------------------
Income from investment
  operations:
  Net investment loss**                   (0.34)          (0.38)          (0.19)          (0.14)
  Net realized and unrealized
    gain                                   1.44            1.04            5.17            3.11
                                   ------------------------------------------------------------
  Total income from investment
    operations                             1.10            0.66            4.98            2.97
                                   ------------------------------------------------------------
Less distributions:
  Distributions from net
    investment income                      0.00            0.00            0.00            0.00
  Distributions from net
    realized gains                        (3.23)           0.00           (2.93)           0.00
                                   ------------------------------------------------------------
  Total distributions                     (3.23)           0.00           (2.93)           0.00
                                   ------------------------------------------------------------
Net asset value, end of period     $      13.34    $      15.47    $      18.95    $      16.90
                                   ============================================================
Total return +                             7.33%           4.46%          32.91%          21.32%
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000s)                      $      3,899    $      4,575    $      2,212    $      2,519
  Ratios of expenses to average
    net assets:
    Before sub-advisory fee
      waivers***                           2.82%           3.10%           3.37%           3.94%
    After sub-advisory fee
      waivers***                           2.82%           3.10%           3.27%           3.94%
  Ratios of net investment loss
    to average net assets:
    Before sub-advisory fee
      waivers***                          (2.39)%         (2.85)%         (1.11)%         (0.97)%
    After sub-advisory fee
      waivers***                          (2.39)%         (2.85)%         (1.01)%         (0.97)%
  Portfolio turnover rate                   237%            197%             73%             65%
-----------------------------------------------------------------------------------------------
CLASS N:
Net asset value, beginning of
  period                           $      15.60    $      14.81    $      17.03    $      13.93
                                   ------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)**          (0.20)          (0.25)          (0.00)           0.00
  Net realized and unrealized
    gain                                   1.45            1.04            5.17            3.10
                                   ------------------------------------------------------------
  Total income from investment
    operations                             1.25            0.79            5.17            3.10
                                   ------------------------------------------------------------
Less distributions:
  Distributions from net
    investment income                      0.00            0.00           (0.20)           0.00
  Distributions from net
    realized gains                        (3.23)           0.00           (2.93)           0.00
                                   ------------------------------------------------------------
  Total distributions                     (3.23)           0.00           (3.13)           0.00
                                   ------------------------------------------------------------
Net asset value, end of period     $      13.62    $      15.60    $      19.07    $      17.03
                                   ============================================================
Total return +                             8.42%           5.33%          34.20%          22.25%
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000s)                      $     20,381    $     14,651    $     14,320    $      9,898
  Ratios of expenses to average
    net assets:
    Before sub-advisory fee
      waivers***                           1.82%           2.10%           2.37%           2.94%
    After sub-advisory fee
      waivers***                           1.82%           2.10%           2.27%           2.94%
  Ratios of net investment
    income (loss) to average
    net assets:
    Before sub-advisory fee
      waivers***                          (1.39)%         (1.85)%         (0.11)%          0.03%
    After sub-advisory fee
      waivers***                          (1.39)%         (1.85)%         (0.01)%          0.03%
  Portfolio turnover rate                   237%            197%             73%             65%

*     All Funds commenced operations on December 10, 2004.
** The net investment income per share data was determined using the average shares outstanding throughout the period.
***   Annualized for periods less than one year.
+ Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2006

1. ORGANIZATION

The Dunham Funds (the "Funds") are a series of AdvisorOne Funds (the "Trust"), a Delaware Business Trust organized on December 20, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Dunham Funds currently consist of eleven funds: Short-Term Bond Fund; Corporate/Government Bond Fund; High-Yield Bond Fund; Appreciation & Income Fund; Large Cap Value Fund; Real Estate Stock Fund;; International Stock Fund;; Small Cap Value Fund; Large Cap Growth Fund; Small Cap Growth Fund and Emerging Markets Stock Fund. The Large Cap Growth Fund and Real Estate Stock Fund operate as non-diversified funds within the meaning of the 1940 Act. The remaining funds operate as diversified funds within the meaning of the 1940 Act.

FUND                            PRIMARY OBJECTIVE
----                            -----------------
Short-Term Bond                 Current income and preservation of capital
Corporate/Government Bond       Current income and capital appreciation
High-Yield Bond                 Current income
Appreciation & Income           Current income and capital appreciation
Large Cap Value                 Capital appreciation
Real Estate Stock               Capital appreciation
International Stock             Capital appreciation
Small Cap Value                 Capital appreciation
Large Cap Growth                Capital appreciation
Small Cap Growth                Capital appreciation
Emerging Markets Stock          Capital appreciation

Currently, each Fund offers Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class C shares are subject to ongoing service and distribution charges. The Dunham Funds, with the exception of Short-Term Bond and High-Yield Bond, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds' shares. Short-Term Bond commenced operations on December 13, 2004 and High-Yield Bond commenced operations on July 1, 2005.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

      A. SECURITY VALUATION - Equity securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price ("NOCP"). In the absence of a last sale price, securities are valued using the last available bid price. U.S. government and agency securities, short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of a bid price supplied by a pricing service selected by the Adviser and approved by the Board of Trustees of the Trust (the "Board"). Where no last sale price for exchange traded debt securities is available, the bid price may be used. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value. Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures"). The Procedures consider, among others, the following factors to determine a security's fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, funds may determine that such developments are so significant that they will materially affect the value of the Fund's securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. As of October 31, 2006, there were no such adjustments made to the closing prices of portfolio securities. .

NOTES TO FINANCIAL STATEMENTS
October 31, 2006 (Continued)

      B. FOREIGN CURRENCY TRANSLATIONS - The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

      C. FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

      D. INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified costs of investments.

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund's income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

      E. CONCENTRATION OF RISK - Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

      F. FEDERAL INCOME TAXES - It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

      G. DISTRIBUTIONS TO SHAREHOLDERS - It is each Funds' policy to distribute its respective net investment income and net capital gains, if any, annually except for Short-Term Bond, Corporate/Government Bond and High-Yield Bond, which will distribute their respective net income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

      H. INDEMNIFICATION - The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS
October 31, 2006 (Continued)

      I. NEW ACCOUNTING PRONOUNCEMENTS - On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of any Fund.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Dunham Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      A. MANAGEMENT FEES - Dunham & Associates Investment Counsel, Inc. ("Dunham & Associates" or the "Adviser"), serves as each Fund's Investment Adviser. Pursuant to an Investment Management Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets. The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust, on behalf of the Fund. As approved at a shareholder meeting held on June 23, 2006, and effective July 1, 2006, each Fund pays the Sub-Adviser a "Fulcrum Fee". A Fulcrum Fee is a performance fee whereby the Sub-Adviser receives a bonus when outperforming, or a penalty when under-performing, a Fund's benchmark index. As a result of the fulcrum fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

                                                        ADVISER'S  SUB-ADVISER'S
                                        MANAGEMENT FEE   PORTION      PORTION*
--------------------------------------------------------------------------------
Dunham Short-Term Bond Fund              0.55% - 0.95%    0.55%    0.00% - 0.40%
Dunham Corporate/ Government Bond Fund   0.50% - 1.00%    0.50%    0.00% - 0.50%
Dunham High-Yield Bond Fund              0.80% - 1.40%    0.60%    0.20% - 0.80%
Dunham Appreciation & Income Fund        0.90% - 1.60%    0.65%    0.25% - 0.95%
Dunham Large Cap Value Fund              0.65% - 1.51%    0.65%    0.00% - 0.86%
Dunham Real Estate Stock Fund            0.65% - 1.45%    0.65%    0.00% - 0.80%
Dunham International Stock Fund          1.15% - 1.45%    0.65%    0.50% - 0.80%
Dunham Small Cap Value Fund              0.65% - 1.75%    0.65%    0.00% - 1.10%
Dunham Large Cap Growth Fund             0.65% - 1.65%    0.65%    0.00% - 1.00%
Dunham Small Cap Growth Fund             0.65% - 1.65%    0.65%    0.00% - 1.00%
Dunham Emerging Markets Stock Fund       0.65% - 1.65%    0.65%    0.00% - 1.00%
--------------------------------------------------------------------------------
* Fees do not reflect contractual waivers, if any.

Each Fund's Sub-Advisory Fulcrum Fee will be calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the "Base Fee"), adjusted by the Fund's Class N share performance relative to the Fund's benchmark (the "Performance Fee"). During the first twelve months of the Fulcrum Fee arrangement, the Performance Fee will be calculated daily from inception date of the agreement to the calculation date and be applied to the average daily net assets of the Fund during the calculation period. After the initial twelve months, the Performance Fee will be calculated on a daily basis based on comparative performance over a rolling twelve-month period.

Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the "Minimum Fee") to twice the Base Fee (the "Maximum Fee"). However, because each such sub-advisory agreement requires that the sub-adviser be paid out only the monthly Minimum Fee during the first year (in most cases, 0.00%), the sub-adviser, in most cases, will receive no compensation until the end of the first year. At the end of the first year of the agreement, the sub-adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed Fulcrum Fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly

NOTES TO FINANCIAL STATEMENTS
October 31, 2006 (Continued)

payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each sub-advisory agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund's average daily net assets and performance versus the benchmark over the prior rolling twelve-month period.

In addition, certain sub-advisors have contractually agreed to waive a portion of their overall fees during an initial period of either one year or eighteen months. Sub-advisers can not waive more than they earn and will never be in a position to owe money to the Funds, therefore, if the fee earned is equal to or less than the waiver, the sub-adviser will receive no payment nor will the sub-adviser owe money to the Fund.

The table below lists the current sub-advisers along with their fulcrum fee arrangements and any contractual waivers.

                                                                                     BASE     MINIMUM   MAXIMUM     CONTRACTUAL FEE
FUND                         SUB-ADVISER                             BENCHMARK       FEE        FEE        FEE       WAIVER/LENGTH
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond              Merganser Capital Management LP    Merrill Lynch US     .20%        0%       0.40%     0.05%- 18 months
                                                                Corp & Govt, 1-3 YR
------------------------------------------------------------------------------------------------------------------------------------
Corporate/Government Bond    Seneca Capital Management LLC      Lehman Aggregate     .25%        0%       0.50%     0.05%- 12months
                                                                Bond
------------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond              PENN Capital Management Co., Inc.  Merrill Lynch High   .50%      0.20%      0.80%            --
                                                                Yield Cash Pay.
------------------------------------------------------------------------------------------------------------------------------------
Appreciation & Income        Calamos Advisors LLC               Merrill Lynch Conv   .60%      0.25%      0.95%            --
                                                                ex. Mandatory
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value              C.S. McKee LP                      Russell 1000 Value   .43%        0%       0.86%            --
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Stock            Lee Munder Investments, Ltd.*      DJ Wilshire Real     .40%        0%       0.80%     0.20%- 12 months
                                                                Estate Securities
------------------------------------------------------------------------------------------------------------------------------------
International Stock          Neuberger Berman Management, Inc.  MSCI All Country     .65%      0.50%      0.80%            --
                                                                World Index ex USA
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value              Denver Investment Advisors, LLC**  Russell 2000 Value   .55%        0%       1.10%     0.25%- 12 months
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth             Rigel Capital, LLC***              Russell 1000         .50%        0%       1.00%     0.25%- 12 months
                                                                Growth
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth             Pier Capital, LLC                  Russell 2000         .50%        0%       1.00%            --
                                                                Growth
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Stock       Van Eck Associates Corp.           MSCI Emerging        .50%        0%       1.00%     0.30%- 18 months
                                                                Markets
------------------------------------------------------------------------------------------------------------------------------------

* Prior to July 1, 2006, ING Clarion Real Estate Securities LP served as the sub-adviser to the Real Estate Stock Fund.
** Prior to April 1, 2006, Babson Capital Management LLC served as the sub-adviser to the Small Cap Value Fund.
*** Prior to July 1, 2006, Baring Asset Management, Inc. served as the sub-adviser to the Large Cap Growth Fund.

Prior to the inception of the fulcrum fee arrangements, certain sub-adviser fees were reduced based on total assets managed by the sub-adviser for the Adviser and its affiliates. This reduction in sub-adviser fees was passed on to the Fund through a voluntary waiver in management fees charged by the Adviser on a monthly basis. For the fiscal year ended October 31, 2006, the Adviser waived the following amounts in management fees:

FUND                               FEE WAIVER
----                               ----------
Corporate/Government Bond            $7,948
Large Cap Value                      16,243
Small Cap Value                      24,374
Large Cap Growth                     74,072

      B. ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY ADMINISTRATION FEES - Gemini Fund Services, LLC (the "Administrator') serves as the administrator, fund accountant, transfer agent and custody administrator for the Funds. For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.10% on the first $250 million of average net assets; 0.08% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million. Such fees are subject to a minimum of $440,000. For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million. Such fees are subject to a minimum of $330,000. For providing transfer agent services, the Administrator receives from each Fund a monthly fee based on the total number of shareholder accounts subject to a per class minimum of $15,000 per annum, plus certain transaction charges. For providing custody administration services, the Administrator receives from each Fund a monthly fee based on the following annual rates:
0.0075% on the first $100 million of average daily net assets; 0.005% on average daily net assets over $100 million. Certain trustees/officers of the Administrator are also trustees/officers of the Trust.

NOTES TO FINANCIAL STATEMENTS
October 31, 2006 (Continued)

      C. DISTRIBUTOR - The distributor of the Funds is Dunham & Associates (the "Distributor"). The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class C shares. The Plan of Distribution provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

      D. TRUSTEES' FEES - The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates. The Board has approved the following Trustee compensation schedule: Each Trustee will receive $3,000 for each regular board meeting attended in-person; a minimum of $1,000 for each special board meeting attended in-person, or $200 per Fund participating in the special meeting, whichever is greater; $750 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case it will not be compensated. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the fiscal year ended October 31, 2006, were as follows:

                                             SALE
                             PURCHASES     PROCEEDS
                            (EXCLUDING    (EXCLUDING    PURCHASES       SALES
                                U.S.         U.S.         OF U.S.       OF U.S.
                             GOVERNMENT   GOVERNMENT    GOVERNMENT    GOVERNMENT
            FUND             SECURITIES)  SECURITIES)   SECURITIES    SECURITIES
--------------------------------------------------------------------------------
Short-Term Bond             $14,638,198   $12,782,389    $2,421,568   $5,783,211
Corporate/Government Bond    14,431,980    17,375,954   108,790,862   98,291,822
High-Yield Bond              24,060,108     9,269,474       --            --
Appreciation & Income        19,022,000    15,963,203       --            --
Large Cap Value              10,504,653     6,955,259       --            --
Real Estate Stock            12,969,640    13,005,293       --            --
International Stock          16,932,134    16,720,644       --            --
Small Cap Value              25,954,133    23,655,739       --            --
Large Cap Growth             94,948,621    89,500,075       --            --
Small Cap Growth             50,632,023    49,287,648       --            --
Emerging Markets Stock       10,257,133    10,490,121       --            --
--------------------------------------------------------------------------------

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2006, were as follows:

                                                                        NET
                                         GROSS         GROSS        UNREALIZED
                          IDENTIFIED   UNREALIZED    UNREALIZED    APPRECIATION
FUND                         COST     APPRECIATION  DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Bond           $30,404,078     $46,269    $(271,933)      $(225,664)
Corporate/Government Bond  59,809,816     397,233     (212,554)         184,679
High-Yield Bond            26,507,332     305,071     (176,753)         128,318
Appreciation & Income      22,001,827   2,516,748     (207,327)       2,309,421
Large Cap Value            31,554,379   8,343,513   (1,165,630)       7,177,883
Real Estate Stock           8,842,794   2,882,554           --        2,882,554
International Stock        27,058,650   5,808,773     (891,195)       4,917,578
Small Cap Value            21,051,351   2,044,556     (633,374)       1,411,182
Large Cap Growth           41,024,449   3,074,986     (193,546)       2,881,440
Small Cap Growth           22,250,357   2,385,321     (721,623)       1,663,698
Emerging Markets Stock     13,199,306   4,212,472     (834,573)       3,377,899
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2006 (Continued)

6. FOREIGN CURRENCY CONTRACTS

At October 31, 2006, International Stock Fund had the following open forward currency contracts:

                                                                   UNREALIZED
                         SETTLEMENT        LOCAL        MARKET    APPRECIATION
FOREIGN CURRENCY            DATE         CURRENCY        VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
 TO BUY:
    Euro                   11/1/06          7,310       $9,330        $  28
    Japanese Yen           11/1/06      2,668,666       22,779           38
 TO SELL:
    Australian Dollar      11/1/06         34,019       26,325         (220)
    British Pounds         11/1/06         17,848       34,041         (195)
    Euro                   11/1/06          5,627        7,183          (39)
    Norwegian Kroner       11/1/06        358,701       54,839         (263)
--------------------------------------------------------------------------------
                                                                      $(651)
                                                                      =====

7. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the one year ended October 31, 2006 and period ended October 31, 2005:

YEAR ENDED OCTOBER 31, 2006:

                                                  CLASS C SHARES                                    CLASS N SHARES
                               --------------------------------------------------  -----------------------------------------------
                                                                     NET INCREASE                                           NET
                                          DISTRIBUTIONS                (DECREASE)             DISTRIBUTIONS               INCREASE
FUND                            ISSUED      REINVESTED    REDEEMED     IN SHARES     ISSUED     REINVESTED    REDEEMED   IN SHARES
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                 60,578        21,219      (606,547)    (524,570)     957,646       61,563    (605,381)     413,828
Corporate/Government Bond       90,964        34,438      (324,676)    (202,479)   1,177,197      115,892    (394,251)     898,838
High-Yield Bond                658,453        13,942      (124,720)     547,675    1,210,216       75,523    (205,898)   1,079,841
Appreciation & Income           77,578        48,697      (211,102)     (84,827)     769,264      182,682    (212,661)     739,285
Large Cap Value                 71,282        45,350      (258,741)    (142,109)     865,836      168,915    (445,141)     589,610
Real Estate Stock               18,594        21,861       (41,078)        (623)     147,169       80,244    (107,154)     120,259
International Stock             54,095        65,834      (167,196)     (47,267)     558,287      213,658    (261,558)     510,387
Small Cap Value                 40,212        22,286      (136,292)     (73,794)     478,152       74,871    (191,275)     361,748
Large Cap Growth               225,234       150,061      (630,617)    (255,322)   2,889,527      562,899    (873,804)   2,578,622
Small Cap Growth                49,649        66,574      (119,742)      (3,519)     492,791      235,447    (170,538)     557,700
Emerging Markets Stock          22,402        24,129       (78,886)     (32,355)     194,672      119,986    (144,869)     169,789
----------------------------------------------------------------------------------------------------------------------------------

PERIOD ENDED OCTOBER 31, 2005:

                                               CLASS C SHARES                                      CLASS N SHARES
                            -------------------------------------------------   ---------------------------------------------------
                                                                 NET INCREASE                                          NET INCREASE
                                     DISTRIBUTIONS                 (DECREASE)              DISTRIBUTIONS                (DECREASE)
           FUND              ISSUED    REINVESTED    REDEEMED      IN SHARES     ISSUED      REINVESTED     REDEEMED    IN SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond             149,058      25,247     (2,615,531)   (2,441,226)   1,777,937      38,179     (2,202,279)   (386,163)
Corporate/Government Bond   315,387      18,015       (994,948)     (661,546)   1,240,821      40,998       (568,963)     712,856
High-Yield Bond             316,525       3,378        (65,501)       254,402     885,313      12,069        (69,436)     827,946
Appreciation & Income        19,564          --       (667,233)     (647,669)     643,821          --       (551,053)      92,768
Large Cap Value              41,486          --       (804,956)     (763,470)     893,125          --       (674,764)     218,361
Real Estate Stock            12,717          --       (174,450)     (161,733)     162,211          --       (225,924)    (63,713)
International Stock          46,893          --       (415,375)     (368,482)     548,499          --       (209,127)     339,372
Small Cap Value              44,722          --       (457,514)     (412,792)     464,233          --       (349,154)     115,079
Large Cap Growth            298,576          --     (1,835,212)   (1,536,636)   2,413,838          --     (1,252,993)   1,160,845
Small Cap Growth             16,671          --       (405,153)     (388,482)     367,578          --       (303,840)      63,738
Emerging Markets Stock       27,050          --       (258,368)     (231,318)     279,419          --       (218,504)      60,915
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2006 (Continued)

8. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of October 31, 2006, permanent book and tax differences, resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating losses and security paydown gains and losses were identified and reclassified among the components of the Fund's net assets as follows:

                               UNDISTRIBUTED
                                    NET           REALIZED         PAID IN
FUND                           INCOME (LOSS)     GAIN (LOSS)       CAPITAL
--------------------------------------------------------------------------
Short-Term Bond                  $(29,673)         $29,673        $     --
Corporate/Government Bond          30,871          (17,952)        (12,919)
Appreciation & Income
Real Estate Stock                  57,069          (57,069)             --
International Stock               161,122         (161,122)
Small Cap Value                    57,739          (18,154)        (39,585)
Large Cap Growth                  175,859               --        (175,859)
Small Cap Growth                  345,817         (345,817)             --
Emerging Markets Stock            285,310         (285,310)             --
--------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended October 31, 2006 and fiscal period ended October 31, 2005 were as follows:

                                    FISCAL YEAR ENDED            PERIOD ENDED
                                     OCTOBER 31, 2006          OCTOBER 31, 2005
--------------------------------------------------------------------------------
                            ORDINARY     CAPITAL                    ORDINARY
FUND                         INCOME       GAINS      TOTAL           INCOME
--------------------------------------------------------------------------------
Short-Term Bond            $  813,145          --  $  813,145       $627,875
Corporate/Government Bond   1,816,616     166,768   1,983,384        817,627
High-Yield Bond             1,053,861          --   1,053,861        153,590
Appreciation & Income         367,811   1,631,472   1,999,283             --
Large Cap Value               331,058   2,137,474   2,468,532             --
Real Estate Stock             595,018   1,135,585   1,730,603             --
International Stock           889,836   2,583,418   3,473,254             --
Small Cap Value                    --   1,136,013   1,136,013             --
Large Cap Growth            2,489,650     846,632   3,336,282             --
Small Cap Growth            2,337,002   1,684,326   4,021,328             --
Emerging Markets Stock      1,664,468     610,381   2,274,849             --
--------------------------------------------------------------------------------

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                            UNDISTRIBUTED   UNDISTRIBUTED                     UNREALIZED
                               ORDINARY       LONG-TERM     CAPITAL LOSS     APPRECIATION
FUND                             INCOME         GAINS       CARRYFORWARDS   (DEPRECIATION)
------------------------------------------------------------------------------------------
Short-Term Bond              $   13,675      $       --       (378,905)       $ (225,664)
Corporate/Government Bond         1,338              --       (400,082)          184,679
High-Yield Bond                     464              --       (215,261)          128,318
Appreciation & Income                                               --         2,309,421
Large Cap Value                 862,055       1,495,427             --         7,177,883
Real Estate Stock               169,840       2,175,440             --         2,882,554
International Stock           1,440,531         824,472             --         4,917,874
Small Cap Value                      --       3,872,986             --         1,411,182
Large Cap Growth                     --       1,153,903             --         2,881,440
Small Cap Growth                239,795         532,465             --         1,663,698
Emerging Markets Stock        1,159,550       1,870,495             --         3,380,117
------------------------------------------------------------------------------------------

At October 31, 2006, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

                             EXPIRATION DATE     EXPIRATION DATE
FUND                        OCTOBER 31, 2013    OCTOBER 31, 2014       TOTAL
--------------------------------------------------------------------------------
Short-Term Bond                  $332,430            $ 46,475        $378,905
Corporate/Government Bond              --             400,082         400,082
High-Yield Bond                     5,832             209,429         215,261
--------------------------------------------------------------------------------

[LOGO, BRIGGS, BUNTING & DOUGHERTY, LLP]


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF ADVISORONE FUNDS
AND THE SHAREHOLDERS OF THE DUNHAM FUNDS
OMAHA, NEBRASKA

We have audited the accompanying statements of assets and liabilities of Dunham Short Term-Bond Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund, and Dunham Small Cap Growth Fund, each a series of shares of beneficial interest of the AdvisorOne Funds, including the schedules of investments, as of October 31, 2006, the related statements of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the year then ended and for the period December 10, 2004 (commencement of operations, except for Dunham Short-Term Bond and Dunham High-Yield Bond which commenced operations on December 13, 2004 and July 1, 2005, respectively) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers. Where confirmations from brokers were not received, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dunham Short Term-Bond Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund, and Dunham Small Cap Growth Fund as of October 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period December 10, 2004 (commencement of operations, except for Dunham Short-Term Bond and Dunham High-Yield Bond which commenced operations on December 13, 2004 and July 1, 2005, respectively) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

                                            /S/ BRIGGS, BUNTING & DOUGHERTY, LLP
                                            ------------------------------------
PHILADELPHIA, PENNSYLVANIA
DECEMBER 15, 2006

TRUSTEES & OFFICERS (UNAUDITED)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

-----------------------------------------------------------------------------------------------------------
                                             TERM OF OFFICE
                         POSITION(S) HELD    AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING THE PAST 5
  NAME, ADDRESS & AGE       WITH TRUST        TIME SERVED            YEARS AND CURRENT DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
Michael Miola**          Chairman of the       Elected by     Chief Executive Officer and Manager of
Born: 1952               Board              Shareholders on   Gemini Fund Services, LLC; Co-Owner and
                                              May 7, 2003     Co-Managing Member of NorthStar Financial
                                                              Services Group, LLC; Manager of Orion
                                                              Advisor Services, LLC, CLS Investment Firm,
                                                              LLC; GemCom, LLC and Fund Compliance
                                                              Services, LLC; Director of Constellation
                                                              Trust Company; Private Investor &
                                                              Businessman; Founder and President of
                                                              American Data Services, Inc. (1983-2001).
                                                              Current Directorships:  Northern Lights Fund
                                                              Trust; Northern Lights Variable Trust;
                                                              Constellation Trust Co.
-----------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
L. Merill Bryan, Jr.     Trustee               Elected by     Retired; formerly Senior Vice President &
Born: 1945                                  Shareholders on   Chief Information Officer of Union Pacific
                                              May 7, 2003     Corporation. Current Directorships:
                                                              Northern Lights Fund Trust; Northern Lights
                                                              Variable Trust.

Gary Lanzen              Trustee               Elected by
Born: 1954                                  Shareholders on   President, Orizon Investment Counsel, LLC;
                                              May 7, 2003     Partner, Orizon Group, Inc.  Current
                                                              Directorships:  Northern Lights Fund Trust;
                                                              Northern Lights Variable Trust.
Anthony J. Hertl         Trustee               Elected by
Born: 1950                                  Shareholders on
                                              December 17,    Consultant to small and emerging businesses
                                                  2004        since 2000;  Retired in 2000 as Vice
                                                              President of Finance and Administration of
                                                              Marymount College, Tarrytown, New York where
                                                              he served in this capacity for four years.
                                                              Prior thereto, he spent thirteen years at
                                                              Prudential Securities in various management
                                                              capacities including Chief Financial
                                                              Officer- Specialty Finance Group, Director
                                                              of Global Taxation and Capital Markets
                                                              Comptroller.  Mr. Hertl is also a Certified
                                                              Public Accountant.  Current Directorships:
                                                              Northern Lights Fund Trust; Satuit Capital
                                                              Management Trust; Northern Lights Variable
                                                              Trust.
-----------------------------------------------------------------------------------------------------------

TRUSTEES & OFFICERS (CONTINUED) (UNAUDITED)

-----------------------------------------------------------------------------------------------------------
                                             TERM OF OFFICE
                         POSITION(S) HELD    AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING THE PAST 5
  NAME, ADDRESS & AGE       WITH TRUST        TIME SERVED            YEARS AND CURRENT DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
OFFICERS
W. Patrick Clarke        President             Appointed      Chief Executive Officer and Manager of CLS
Born: 1946                                     February 3,    Investment Firm, LLC; President of the
                                                  2003        Trust; Co-Owner and Co-Managing Member of
                                                              NorthStar Financial Services Group, LLC;
                                                              Manager of Orion Advisor Services, LLC,
                                                              Gemini Fund Services, LLC, Aquarius Fund
                                                              Distributors, LLC; GemCom, LLC, Fund
                                                              Compliance Services, LLC, and Forum
                                                              Financial Consultants, LLC. Director of
                                                              Constellation Trust Company.

Andrew Rogers            Treasurer             Appointed      President and Manager, Gemini Fund Services,
Born: 1969                                   June 23, 2006    LLC (since 3/2006), formerly Senior Vice
450 Wireless Boulevard                                        President and Director of Administration
Hauppauge, NY 11788                                           (2001 - 2005); Manager, Fund Compliance
                                                              Services, LLC (since 3/2006); Manager (since
                                                              3/2006) and President (since 2004), GemCom
                                                              LLC; Vice President, JP Morgan Chase & Co.
                                                              (1998-2001).

Brian Nielsen            Secretary             Appointed      Secretary and Chief Legal Officer of the
Born: 1972                                     February 3,    Trust; Secretary and General Counsel for
                                                  2003        NorthStar Financial Services Group, LLC, CLS
                                                              Investment Firm, LLC and Orion Advisor
                                                              Services, LLC.  President, Secretary and
                                                              General Counsel of Aquarius Fund
                                                              Distributors, LLC. Director, Secretary and
                                                              General Counsel of Constellation Trust
                                                              Company.

Michael J. Wagner        Chief Compliance      Appointed      President of Fund Compliance Services, LLC
Born: 1950               Officer             June 23, 2006    (2006 - present); Senior Vice President of
450 Wireless Boulevard                                        Fund Compliance Services, LLC (2004 - 2006);
Hauppauge, NY 11788                                           Vice President of GemCom, LLC (2004 -
                                                              present); President of Gemini Fund Services,
                                                              LLC (2003 - 2006); Chief Operations Officer
                                                              of Gemini Fund Services, LLC (2003 - 2006);
                                                              Senior Vice President, Fund Accounting, of
                                                              Orbitex Fund Services (2001-2002); Director,
                                                              Constellation Trust Company (2005- present).

Kevin Wolf               Assistant             Appointed      Director of Fund Administration, Gemini Fund
Born: 1969               Treasurer           June 23, 2006    Services, LLC (2006 - Present); Vice
450 Wireless Boulevard                                        President, Fund Administration, Gemini Fund
Hauppauge, NY 11788                                           Services, LLC (2004 - 2006); Vice-President,
                                                              GemCom, LLC (2004 - Present); Senior Fund
                                                              Administrator, Gemini Fund Services, LLC
                                                              (2001-2004).
-----------------------------------------------------------------------------------------------------------

**Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with CLS Investment Firm, LLC (the Trust's Adviser), Gemini Fund Services, LLC (the Trust's Administrator) and Aquarius Fund Distributors, LLC (the Trust's Distributor).

The Trust's Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-811-0225.

YOUR FUND'S EXPENSES (UNAUDITED)

EXAMPLE

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The columns under the heading entitled "Actual" help you estimate the actual expenses you paid over the period. The "Actual-Ending Account Value" shown is derived from the Fund's actual return, and the "Actual- Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Actual-Expenses Paid During Period".

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The columns under the heading entitled "Hypothetical" provide information about hypothetical account value and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                            HYPOTHETICAL
                                                                               ACTUAL               (5% RETURN BEFORE EXPENSES)
                                                                     ---------------------------    ---------------------------
                                                                                        EXPENSES
                                     FUND'S          BEGINNING           ENDING           PAID          ENDING        EXPENSES
                                   ANNUALIZED      ACCOUNT VALUE     ACCOUNT VALUE       DURING      ACCOUNT VALUE   PAID DURING
                                  EXPENSE RATIO        5/1/06*          10/31/06        PERIOD**       10/31/06        PERIOD**
--------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Short-Term Bond Fund                   2.12%         $1,000.00         $1,021.88         $10.80        $1,014.52        $10.76
Corporate/Government Bond Fund         2.15%         $1,000.00         $1,034.54         $11.03        $1,014.37        $10.92
High-Yield Bond Fund                   2.59%         $1,000.00         $1,022.64         $ 8.83        $1,012.15        $13.14
Real Estate Stock Fund                 3.15%         $1,000.00         $1,156.90         $17.13        $1,009.33        $15.95
Appreciation & Income Fund             3.10%         $1,000.00         $  996.31         $15.60        $1,009.58        $15.70
International Stock Fund               3.19%         $1,000.00         $  959.27         $15.75        $1,009.12        $16.15
Large Cap Value Fund                   2.50%         $1,000.00         $1,020.82         $12.73        $1,012.60        $12.68
Small Cap Value Fund                   2.84%         $1,000.00         $1,046.08         $14.65        $1,010.89        $14.39
Large Cap Growth Fund                  2.36%         $1,000.00         $  934.83         $11.51        $1,013.31        $11.98
Emerging Markets Fund                  3.27%         $1,000.00         $  980.37         $16.32        $1,008.72        $16.56
Small Cap Growth Fund                  2.82%         $1,000.00         $  911.83         $13.59        $1,010.99        $14.29
--------------------------------------------------------------------------------------------------------------------------------
CLASS N:
Short-Term Bond Fund                   1.37%         $1,000.00         $1,024.85         $ 6.99        $1,018.30        $ 6.97
Corporate/Government Bond Fund         1.40%         $1,000.00         $1,038.53         $ 7.19        $1,018.35        $ 7.12
High-Yield Bond Fund                   1.84%         $1,000.00         $1,027.34         $ 6.29        $1,015.93        $ 9.35
Real Estate Stock Fund                 2.15%         $1,000.00         $1,162.66         $11.72        $1,014.37        $10.92
Appreciation & Income Fund             2.10%         $1,000.00         $1,000.75         $10.59        $1,014.62        $10.66
International Stock Fund               2.19%         $1,000.00         $  964.52         $10.84        $1,014.17        $11.12
Large Cap Value Fund                   1.50%         $1,000.00         $1,025.53         $ 7.66        $1,017.64        $ 7.63
Small Cap Value Fund                   1.84%         $1,000.00         $1,051.04         $ 9.51        $1,015.93        $ 9.35
Large Cap Growth Fund                  1.36%         $1,000.00         $  939.76         $ 6.65        $1,018.35        $ 6.92
Emerging Markets Fund                  2.27%         $1,000.00         $  985.04         $11.36        $1,013.76        $11.52
Small Cap Growth Fund                  1.82%         $1,000.00         $  916.56         $ 8.79        $1,016.03        $ 9.25
--------------------------------------------------------------------------------------------------------------------------------

----------
** Expenses Paid During Period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31,2006).

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-3DUNHAM (338-6426).

                                     DUNHAM
                                      FUNDS

               P.O. BOX 910309  o  SAN DIEGO  o  CALIFORNIA 92191
                                 1-800-442-4358

           DISTRIBUTED BY DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.
                                   MEMBER NASD

--------------------------------------------------------------------------------
THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

      (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
      (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
      (3) Compliance with applicable governmental laws, rules, and regulations;
      (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
      (5)   Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The Registrant's board of trustees has determined that Anthony Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   AUDIT FEES
      FY 2006           $ 99,000
                        --------
      FY 2005           $ 71,500
                        --------

(b)   AUDIT-RELATED FEES
      FY 2006           $      0
      FY 2005           $      0
      Nature of the fees:

(c)   TAX FEES
      FY 2006           $ 11,000
                        --------
      FY 2005           $ 11,000
                        --------
      Nature of the fees:    Preparation of federal and state tax returns and
                             review of annual dividend calculations.

(d)   ALL OTHER FEES
                        REGISTRANT             ADVISER
      FY 2006           $        0            $        0
                        ----------            ----------
      FY 2005           $        0            $        0
                        ----------            ----------
      Nature of the fees:

(e)   (1)   AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

            The registrant's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

      (2)   PERCENTAGES OF 2006 SERVICES APPROVED BY THE AUDIT COMMITTEE

                                            REGISTRANT        ADVISER
                  Audit-Related Fees:            0%               0%
                  Tax Fees:                      0%               0%
                  All Other Fees:                0%               0%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          REGISTRANT                          ADVISER
         FY 2006           $11,000                             $ NONE
         FY 2005           $11,000                             $ NONE

(h) Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2006

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES. Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END FUNDS. Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS. Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. None

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ADVISORONE FUNDS

By (Signature and Title)

   /s/ W. Patrick Clarke
   ---------------------
       W. Patrick Clarke, President

Date 1/9/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)

/s/ W. Patrick Clarke
---------------------
W. Patrick Clarke, President

Date 1/9/07


By (Signature and Title)

/s/ Andrew Rogers
-----------------
Andrew Rogers, Treasurer

Date 1/9/07